UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04041

GE INVESTMENTS FUNDS, INC.

(Exact name of registrant as specified in charter)

1600, SUMMER STREET, STAMFORD, CONNECTICUT, 06905

(Address of principal executive offices) (Zip code)

GE ASSET MANAGEMENT, INC.

1600, SUMMER STREET, STAMFORD, CONNECTICUT, 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 12/31/12

ITEM 1.	REPORTS TO STOCKHOLDERS

GE Investments Funds, Inc.

U.S. Equity Fund

Annual Report

December 31, 2012

GE Investments Funds, Inc.

U.S. Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2012 (Unaudited)

The information provided on the performance pages relates to the GE Investments U.S. Equity Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2013 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

U.S. Equity Fund	(Unaudited)

David B. Carlson

Chief Investment Officer — U.S. Equities

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus, and Paul C. Reinhardt. Each of the foregoing portfolio managers manages one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. However, as lead portfolio manager for the Fund, Mr. Carlson is vested with the authority to adjust the allocation of assets to each sub-portfolio.

David B. Carlson is Chief Investment Officer — U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has served as a portfolio manager for the U.S. Equity Fund since May 2011. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the Fund since January 2001. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Q.	How did the GE Investments U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2012?

A. For	the twelve-month period ended December 31, 2012, the GE Investments
U.S. Equity Fund returned 15.80%. The S&P 500® Index (S&P 500), the Fund’s benchmark, returned 16.00% and the Fund’s Morningstar peer group of 395 U.S. Insurance Large Blend Funds returned an average of 15.80% over the same period.

Q.	What market factors affected the Fund’s performance?

A. The	year ending December 31, 2012 was marked by lessening sovereign debt risk in Europe, which helped to dampen correlations and restore some confidence in the equity markets. Improving U.S. economic data, from housing to incremental improvements in labor market statistics, further fanned investor confidence, underpinning a double-digit gain for U.S. equities. Given the dwindling tail risk in Europe, the financial sector breathed a sigh of relief and the S&P financials sector rose 29%, the greatest advance among the S&P 500 sectors. Overall, the equity markets had a “risk-on” feel despite some volatility around uncertainties in the first half of the year.

2012’s largest gains came in the more domestically-focused cyclical sectors, including consumer discretionary (media and specialty retailers positioned to benefit from the housing recovery) and health care. While telecommunications rallied, other classically defensive sectors lagged, including utilities and consumer staples. As investors fretted over the rate of global growth in the face of European recession and below-trend growth in China, the commodities and energy sectors also struggled to keep pace. In the end, given the strong financials-sector leadership, the value style of investing outperformed growth for the year. More differentiation in valuations made the environment much friendlier for active stock selection, especially towards year-end.

2

(Unaudited)

Q.	What were the primary drivers of Fund performance?

A. Underweighting	the higher-yielding defensive sectors, including utilities and consumer staples, which the Fund’s portfolio managers found expensive, was a key positive performance driver. A brighter outlook for consumer spending as housing and employment data stabilized benefited the Fund’s consumer discretionary holdings, including home retailer, Lowe’s, and Time Warner in the media industry. The Fund’s stock selection in some of the more innovative companies within health care and technology bolstered returns. In health care, Gilead reaffirmed its robust pipeline and Covidien asserted its market leadership in devices and medical products. In technology, strength in Apple, Equinix and Visa offset weakness in Western Union and Baidu. In terms of key performance detractors, Allegheny Technologies pressured Fund results, as many investors became concerned about an oversupply of stainless steel and titanium. The food company Archer Daniels Midland lagged due to the U.S. drought and the negative impact on the corn crop. As energy prices fell, Anadarko, Occidental and Schlumberger also underperformed. Overweighting financials as investors flocked to the sector helped the Fund—as did strong rallies in Goldman Sachs and Ameriprise. However, the Fund did not own enough of the lower quality banks that snapped back, including Bank of America, which challenged relative returns within the financials sector and the Fund as a whole.
Q.	Were there any significant changes in the Fund during the period?

A. The	Fund’s biggest overweight remained constant, with the largest exposure in the technology sector. During the course of the year the Fund built its exposure to financials, making it the second-largest overweight at year-end. The Fund also initiated positions in Citigroup, AIG and Regions Financial. At the beginning of the year, technology and financials companies traded at discounts to their long-term historical earnings multiples, relative to the S&P 500, and there were interesting values in several high-quality global franchises in these sectors. The Fund did, however, take profits in sectors that had been bid-up in 2011’s defensive market. The Fund reduced its exposure to utilities, consumer staples and telecommunications ending the year with greater underweights in these relatively pricey sectors of the market. During the year the Fund increased exposure to the consumer discretionary sector, initiating positions in Comcast, CBS and Discovery Communications, within the media industry and adding to Liberty Global and Time Warner. The Fund trimmed its position in Apple on strength and maintained an underweight position in the stock at year-end.

3

U.S. Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period” to estimate the expenses paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2012 - December 31, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,065.80	4.31
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,021.11	4.22

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83% (for the period July 1, 2012 - December 31, 2012), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

U.S. Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its objective by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/12

	One Year	Five Year	Ten Year
Number of funds in peer group	395	356	307
Peer group average annual total return	15.80%	1.11%	6.86%
Morningstar category in peer group: U.S. Insurance Large Blend

Sector Allocation

as a % of Fair Value of $30,037 (in thousands) on December 31, 2012 (b)(c)

Top Ten Largest Holdings

as of December 31, 2012 as a % of Fair Value (b)(c)

Apple Inc.	3.29%
Covidien PLC	2.82%
Cisco Systems Inc.	2.50%
Pfizer Inc.	2.40%
Johnson & Johnson	2.39%
Microsoft Corp.	2.38%
Wells Fargo & Co.	2.36%
Qualcomm Inc.	2.34%
Chevron Corp.	2.24%
United Parcel Service Inc.	2.14%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2012

Class 1 Shares (Inception date: 1/3/95)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
U.S. Equity Fund	15.80%	0.85%	5.99%	$17,889
S&P 500 Index	16.00%	1.66%	7.10%	$19,866

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

U.S. Equity Fund

Schedule of Investments	December 31, 2012

U.S. Equity Fund

	Number of Shares	Fair Value
Common Stock — 97.4%†

Advertising — 0.7%

Omnicom Group Inc.	4,137	$206,684

Aerospace & Defense — 1.7%

Honeywell International Inc.	8,217	521,533

Agricultural Products — 0.7%

Archer-Daniels-Midland Co.	7,290	199,673

Air Freight & Logistics — 2.1%

United Parcel Service Inc.	8,708	642,041

Application Software — 0.5%

Intuit Inc.	2,482	147,679

Asset Management & Custody Banks — 4.2%

Ameriprise Financial Inc.	8,420	527,345
Invesco Ltd.	19,032	496,544
State Street Corp.	4,807	225,977	(c	)
		1,249,866

Automobile Manufacturers — 0.4%

Ford Motor Co.	10,146	131,391

Automotive Retail — 0.2%

AutoZone Inc.	155	54,936	(a	)

Biotechnology — 2.4%

Amgen Inc.	5,023	433,585
Gilead Sciences Inc.	4,019	295,195	(a	)
		728,780

Broadcasting — 1.2%

CBS Corp.	1,970	74,959
Discovery Communications Inc.	4,768	278,928	(a	)
		353,887

Cable & Satellite — 3.9%

Comcast Corp. (Class A)	15,267	570,680
Comcast Corp. (Special Class A)	4,531	162,890
DIRECTV	2,048	102,728	(a	)
Liberty Global Inc.	5,792	340,280	(a	)
		1,176,578

Casinos & Gaming — 0.5%

Las Vegas Sands Corp.	2,955	136,403

Communications Equipment — 4.9%

Cisco Systems Inc.	38,221	751,042

	Number of Shares	Fair Value

Qualcomm Inc.	11,348	$703,803
		1,454,845

Computer Hardware — 3.3%

Apple Inc.	1,852	987,171

Construction & Farm Machinery & Heavy Trucks — 1.0%

Cummins Inc.	788	85,380
Deere & Co.	2,502	216,223
		301,603

Consumer Finance — 1.5%

American Express Co.	7,834	450,298

Data Processing & Outsourced Services — 3.3%

Paychex Inc.	7,881	245,415
The Western Union Co.	27,385	372,709
Visa Inc.	2,482	376,221
		994,345

Department Stores — 0.3%

Macy's Inc.	2,167	84,557

Diversified Chemicals — 0.3%

PPG Industries Inc.	729	98,670

Diversified Financial Services — 4.9%

Citigroup Inc.	13,202	522,272
JPMorgan Chase & Co.	5,201	228,688
Wells Fargo & Co.	20,765	709,748
		1,460,708

Drug Retail — 0.3%

CVS Caremark Corp.	2,759	133,398

Electric Utilities — 0.7%

FirstEnergy Corp.	2,246	93,793
NextEra Energy Inc.	1,478	102,263
		196,056

Electrical Components & Equipment — 0.3%

Eaton Corp PLC	1,872	101,462

Fertilizers & Agricultural Chemicals — 1.3%

Monsanto Co.	3,152	298,336
Potash Corporation of Saskatchewan Inc.	2,325	94,605
		392,941

General Merchandise Stores — 0.9%

Target Corp.	4,670	276,324

Healthcare Distributors — 0.7%

Cardinal Health Inc.	5,024	206,888

See Notes to Schedule of Investments and Notes to Financial Statements.

6

U.S. Equity Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Healthcare Equipment — 3.6%

Covidien PLC	14,658	$846,353
Medtronic Inc.	5,319	218,185
Stryker Corp.	394	21,599
		1,086,137

Healthcare Facilities — 0.1%

HCA Holdings Inc.	906	27,334

Healthcare Services — 2.1%

Express Scripts Holding Co.	11,545	623,430	(a	)

Healthcare Supplies — 0.3%

DENTSPLY International Inc.	2,166	85,796

Heavy Electrical Equipment — 0.3%

ABB Ltd. ADR	3,881	80,686

Home Building — 0.5%

MDC Holdings Inc.	3,941	144,871

Home Improvement Retail — 2.1%

Lowe's Companies Inc.	17,731	629,805

Independent Power Producers & Energy Traders — 0.8%

AES Corp.	10,639	113,838
Calpine Corp.	6,147	111,446	(a	)
		225,284

Industrial Machinery — 1.4%

Dover Corp.	6,305	414,302

Integrated Oil & Gas — 4.8%

Chevron Corp.	6,225	673,172
Exxon Mobil Corp.	1,694	146,616	(d	)
Hess Corp.	2,049	108,515
Occidental Petroleum Corp.	6,462	495,054
		1,423,357

Integrated Telecommunication Services — 0.2%

AT&T Inc.	1,576	53,127

Internet Retail — 0.4%

Amazon.com Inc.	493	123,812	(a	)

Internet Software & Services — 3.5%

Baidu Inc. ADR	2,759	276,700	(a	)
eBay Inc.	7,329	373,925	(a	)
Google Inc.	552	391,572	(a	)
		1,042,197

Investment Banking & Brokerage — 1.4%

The Goldman Sachs Group Inc.	3,251	414,697

	Number of Shares	Fair Value

IT Consulting & Other Services — 0.5%

International Business Machines Corp.	788	$150,941

Life & Health Insurance — 0.4%

Prudential Financial Inc.	2,266	120,846

Life Sciences Tools & Services — 1.4%

Agilent Technologies Inc.	6,994	286,334
PerkinElmer Inc.	3,940	125,055
		411,389

Movies & Entertainment — 2.2%

The Walt Disney Co.	787	39,185
Time Warner Inc.	12,904	617,198
		656,383

Multi-Line Insurance — 1.7%

American International Group Inc.	14,052	496,036	(a	)

Oil & Gas Equipment & Services — 2.3%

Halliburton Co.	3,507	121,658
Schlumberger Ltd.	8,176	566,515
		688,173

Oil & Gas Exploration & Production — 2.4%

Anadarko Petroleum Corp.	7,092	527,007
Marathon Oil Corp.	5,910	181,200
		708,207

Packaged Foods & Meats — 1.4%

Kraft Foods Group Inc.	2,160	98,215
Mondelez International Inc.	12,590	320,668
		418,883

Pharmaceuticals — 5.8%

Bristol-Myers Squibb Co.	5,516	179,767
Johnson & Johnson	10,245	718,174
Novartis AG ADR	1,971	124,765
Pfizer Inc.	28,764	721,401
		1,744,107

Property & Casualty Insurance — 1.6%

ACE Ltd.	5,910	471,618

Railroads — 0.4%

CSX Corp.	6,501	128,265

Regional Banks — 1.3%

Regions Financial Corp.	56,626	403,177

Research & Consulting Services — 0.3%

Nielsen Holdings N.V.	3,192	97,643	(a	)

See Notes to Schedule of Investments and Notes to Financial Statements.

7

U.S. Equity Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Semiconductors — 1.2%

Altera Corp.	2,069	$71,256
Analog Devices Inc.	1,773	74,573
Texas Instruments Inc.	7,290	225,553
		371,382

Soft Drinks — 2.7%

Coca-Cola Enterprises Inc.	6,502	206,308
PepsiCo Inc.	8,708	595,888
		802,196

Specialized Finance — 1.5%

CME Group Inc.	9,063	459,585

Specialized REITs — 0.8%

American Tower Corp.	2,955	228,332

Specialty Chemicals — 0.3%

LyondellBasell Industries N.V.	1,554	88,718

Specialty Stores — 0.6%

Dick's Sporting Goods Inc.	4,137	188,192

Steel — 0.3%

Allegheny Technologies Inc.	3,054	92,719

Systems Software — 4.4%

Microsoft Corp.	26,795	716,231
Oracle Corp.	17,593	586,199
		1,302,430

Tobacco — 0.2%

Altria Group Inc.	2,167	68,087

Total Common Stock (Cost $25,882,394)		29,160,861
Exchange Traded Funds — 1.7%
Financial Select Sector SPDR Fund	6,268	102,795	(f	)
Industrial Select Sector SPDR Fund	10,633	402,991	(f	)

Total Exchange Traded Funds (Cost $424,851)		505,786

Total Investments in Securities (Cost $26,307,245)		29,666,647

	Number of Shares	Fair Value
Short-Term Investments — 1.3%
GE Institutional Money Market Fund — Investment Class 0.06% (Cost $370,285)		$370,285	(b,e	)

Total Investments (Cost $26,677,530)		30,036,932

Liabilities in Excess of Other Assets, net — (0.4)%		(112,706)

NET ASSETS — 100.0%		$29,924,226

Other Information

The Fund had the following Short futures contracts open at December 31, 2012:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation
S&P 500 Emini Index Futures	March 2013	6	$(426,030)	$(1,281)

See Notes to Schedule of Investments and Notes to Financial Statements.

8

Notes to Schedule of Investments	December 31, 2012

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent. State Street Corp. is also affiliated with SSga Management, Inc., the sub-adviser.
(d)	At December 31, 2012 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(e)	GE Asset Management (“GEAM”), the investment adviser of the Fund, also serves as investment adviser of the GE Institutional Money Market Fund.

(f)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

*	Less than 0.05%.

†	Percentages are based on net assets as of December 31, 2012.

Abbreviations:

ADR	American Depository Receipt
REIT	Real Estate Investment Trust
SPDR	Standard & Poors Depository Receipts

9

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08
Inception date	—		—		—		—		1/3/95
Net asset value, beginning of period	$30.74		$31.92		$29.23		$22.44		$36.41
Income/(loss) from investment operations:
Net investment income	0.45		0.24		0.28	*	0.30		0.37
Net realized and unrealized gains/(losses) on investments	4.40		(1.17)		2.72		6.80		(13.52)
Total income/(loss) from investment operations	4.85		(0.93)		3.00		7.10		(13.15)
Less distributions from:
Net investment income	0.45		0.25		0.31		0.31		0.36
Net realized gains	—		—		—		—		0.46
Total distributions	0.45		0.25		0.31		0.31		0.82
Net asset value, end of period	$35.14		$30.74		$31.92		$29.23		$22.44
TOTAL RETURN(a)	15.80%		(2.91)%		10.26%		31.63%		(36.05)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$29,924		$30,940		$38,305		$41,792		$37,917
Ratios to average net assets:
Net investment income	1.22%		0.70%		0.96%		1.11%		1.03%
Net Expenses	0.80%	(b)	0.89%	(b)	0.69%	(b)	0.86%	(b)	0.72%	(b)
Gross expenses	0.81%		0.90%		0.69%		0.86%		0.72%
Portfolio turnover rate	66%		39%		42%		46%		56%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s advisory and administrative fee in an amount equal to the advisory and administrative fee earned by GEAM with respect to the Fund’s investment in an affiliated Money Market Fund managed by GEAM.
*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities December 31, 2012

ASSETS
Investments in securities, at Fair Value (cost $26,307,245)	$29,666,647
Short-term affiliated investments (at amortized cost)	370,285
Receivable for investments sold	90,800
Income receivables	23,344
Other assets	506
Total assets	30,151,582

LIABILITIES
Payable for investments purchased	119,388
Payable for Fund shares redeemed	39,530
Payable to GEAM	13,876
Accrued other expenses	43,732
Variation margin payable	10,830
Total liabilities	227,356
NET ASSETS	$29,924,226

NET ASSETS CONSIST OF
Capital paid in	$31,813,194
Undistributed (distribution in excess of) net investment income	—
Accumulated net realized loss	(5,247,089)
Net unrealized appreciation (depreciation) on:
Investments	3,359,402
Futures	(1,281)
NET ASSETS	$29,924,226
Shares outstanding ($0.01 par value; unlimited shares authorized)	851,505
Net asset value per share	$35.14

The accompanying Notes are an integral part of these financial statements.

11

Statement of Operations For the year ended December 31, 2012

INVESTMENT INCOME
Income
Dividend	$633,707
Interest	2,096
Interest from affiliated investments	481
Less: Foreign taxes withheld	(2,269)
Total income	634,015

Expenses
Advisory and administration fees	173,082
Directors’ fees	1,324
Custody and accounting expenses	39,164
Professional fees	18,506
Other expenses	20,410
Total expenses before waivers	252,486
Less: Fees waived by the adviser	(893)
Net expenses	251,593
Net investment income	382,422

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	2,991,876
Futures	28,339
Foreign currency related transactions	(81)

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	1,257,542
Futures	(11,058)
Foreign currency related transactions	(1)
Net realized and unrealized gain on Investments	4,266,617
Net increase in net assets resulting from operations	$4,649,039

The accompanying Notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$382,422	$243,965
Net realized gain on investments, futures, and foreign currency transactions	3,020,134	2,538,831
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures, and foreign currency transactions	1,246,483	(3,704,644)
Net increase (decrease) from operations	4,649,039	(921,848)
Distributions to shareholders from:
Net investment income
Class 1	(382,902)	(249,303)
Total distributions	(382,902)	(249,303)
Increase (decrease) in assets from operations and distributions	4,266,137	(1,171,151)
Share transactions:
Proceeds from sale of shares
Class 1	326,239	509,995
Class 4*	—	—
Value of distributions reinvested
Class 1	382,902	249,303
Class 4*	—	—
Cost of shares redeemed
Class 1	(5,990,950)	(6,952,804)
Class 4*	—	(10,163)
Net decrease from share transactions	(5,281,809)	(6,203,669)
Total decrease in net assets	(1,015,672)	(7,374,820)

NET ASSETS
Beginning of period	30,939,898	38,314,718
End of period	$29,924,226	$30,939,898
Undistributed (distributions in excess of) net investment income, end of period	$—	$(960)

CHANGES IN FUND SHARES

Class 1
Shares sold	9,536	15,638
Issued for distributions reinvested	10,962	8,171
Shares redeemed	(175,613)	(217,371)
Net decrease in fund shares	(155,115)	(193,562)

Class 4*
Shares redeemed	—	(296)
Net decrease in fund shares	—	(296)

*	Share Class 4 was closed effective April 30, 2011

The accompanying Notes are an integral part of these financial statements.

13

Notes to Financial Statements	December 31, 2012

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, (the “Fund”) S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, Income Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) as an investment option for variable life insurance contracts and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund entered into derivative transactions to gain market exposure for residual and accumulating cash positions.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invested in futures for a variety of portfolio management purposes such as gaining market exposure for accumulating and residual cash positions, or when the transactions were economically appropriate to reduce risks inherent in the management of the Fund. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

14

Notes to Financial Statements	December 31, 2012

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and

model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Company’s Board of Directors (the “Board”) that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

15

Notes to Financial Statements	December 31, 2012

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2012:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$29,160,861	$—	$—	$29,160,861
Exchange Traded Funds	505,786	—	—	505,786
Short-Term Investments	370,285	—	—	370,285

Total Investments in Securities	$30,036,932	$—	$—	$30,036,932

Other Financial Instruments*
Futures Contracts — Unrealized Depreciation	$(1,281)	$—	$—	$(1,281)

† See Schedule of Investments for Industry Classification

*  Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized (depreciation), at period end.

There were no transfers between fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

16

Notes to Financial Statements	December 31, 2012

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2012.

	Asset Derivatives December 31, 2012		Liability Derivatives December 31, 2012
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	1,281*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts reported in the Schedule of Investments and as within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	7,774,611/ (86,21,240)	28,339	(11,058)
5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.10% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2012.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Board effective November 17, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.55%.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s advisory and administrative fee in the amount equal to the advisory and administrative fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each Fund within such platforms.

17

Notes to Financial Statements	December 31, 2012

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2012 were as follows:

Non-U.S. Government Securities
Purchases	Sales
$20,057,486	$24,774,204

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2009, 2010, 2011, and 2012 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2012, information on the tax components of capital was as follows:

Cost of Investments For Tax Purposes	Gross Unrealized Tax		Net Tax Appreciation / (Depreciation)		Undistributed		Late-Year Losses
	Appreciation	Depreciation	Investments	Derivatives / Currency	Income	Accumulated Capital Loss
$ 27,018,904	$3,884,237	$(866,209)	$3,018,028	$—	$—	$(4,875,351)	$(31,645)

As of December 31, 2012, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

Amount
Short-Term	Long-Term	Expires
$4,462,687	$—	12/31/2017
$ 412,664	$—	12/31/2018

These amounts will be available to offset future taxable capital gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2012, the Fund utilized $2,403,873 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2012 as follows:

Capital	Ordinary
$31,645	$—

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2012	$382,902	$—	$382,902
2011	249,303	—	249,303

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains

18

Notes to Financial Statements	December 31, 2012

in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, investments organized as partnerships for tax purposes, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2012 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Unrealized Gain	Paid in Capital
$1,440	$(1,715)	$—	$275

19

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Equity Fund, a series of GE Investments funds, as of December 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Equity Fund as of December 31, 2012, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 15, 2013

20

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 14 and December 17, 2012.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by

21

Advisory and Administrative Agreement Renewal	(Unaudited)

Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and relative underperformance, as well as the Fund’s recent improved performance. The Board members discussed GEAM’s investment approach with respect to the Fund, and the reasons for the Fund’s relative underperformance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business in the past, and that GEAM continues to make substantial investments in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a moderate decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent

22

Advisory and Administrative Agreement Renewal	(Unaudited)

applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

23

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    63

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1988.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member of the Board of Governors for the Investment Company Institute since October 2006; Director of GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998; Trustee of General Electric Pension Trust since 1988; and Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Director of GE Investment Distributors, Inc. since June 2011; and Trustee and Executive Vice President of GE Funds from July 2007 to February 2011.

24

Additional Information	(Unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 2 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 7 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

25

Additional Information	(Unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified – 9 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    66

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    Managing General Partner, NGN Capital LLC since 2006; Treasurer of NeuroScience Research Institute since 1986; and Vice President of Walden Capital Management from 1996 to 2008.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

26

Additional Information	(Unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    66

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – 1 year.

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

27

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Public Investments

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Executive Vice President – Strategy and Business Development Leader

Jessica Holscott, Executive Vice President, Chief Financial Officer

Ralph R. Layman, Executive Vice President and Chief Investment Officer Emeritus Public Equities

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Solutions

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

28

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC–information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

S&P 500 Index Fund

Annual Report

December 31, 2012

GE Investments Funds, Inc.

S&P 500 Index Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2012 (Unaudited)

The information provided on the performance page relates to the GE Investments S&P 500 Index Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard and Poor’s makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2013 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

The views expressed in this document reflect our judgement as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

S&P 500 Index Fund	(Unaudited)

SSgA Funds Management, Inc. (“SSgA FM”) is the sub-adviser to the S&P 500 Index Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of State Street Corporation (State Street), a publicly held bank holding company. SSgA FM, State Street and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street. The Fund is managed by a team of portfolio managers and the key professionals involved in the day-to-day portfolio management for the Fund include: Karl A. Schneider and John Tucker.

Karl A. Schneider, CAIA, is a Vice President of SSgA FM and Head of US Equity Strategies for the Global Equity Beta Solutions Team (GEBS), where in addition to overseeing the management of the US equity index strategies, he also serves as a portfolio manager for a number of the group’s passive equity portfolios. Previously with GEBS, he served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the SSgA Derivatives Committee. Prior to joining GEBS, Mr. Schneider worked as a portfolio manager in SSgA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Mr. Schneider joined State Street in 1996. He holds a BS degree in Finance and Investments from Babson College and an MS degree in Finance from Boston College. Mr. Schneider has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

John F. Tucker, CFA, is a Managing Director of SSgA FM and Co-Head of Passive Equity Strategies in North America. He is responsible for overseeing the management of all equity index strategies and exchange traded funds managed in Boston and Montreal. Mr. Tucker is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in the firm’s second largest investment center. Prior to joining the investment management group, he was the Operations Manager for SSgA’s International Structured Products group, where he was responsible for the operations staff and functions. Mr. Tucker joined State Street in 1988. Mr. Tucker received a BA from Trinity College and an MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.

Q.	How did the GE Investments S&P 500 Index Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2012?

A. For

the twelve-month period ended December 31, 2012, the GE Investments S&P 500 Index Fund returned 15.70% for Class 1 shares. The S&P 500® Index (S&P 500 Index), the Fund’s benchmark, returned 16.00% and the Fund’s Morningstar peer group of 340 U.S. Insurance Large Blend Funds returned an average of 15.03% over the same period.

Q.	What market conditions affected the Fund’s performance?

A. The	last twelve months can be split into phases for U.S. equity markets, an initial dip in June, a rally through October, another dip in November and a subsequent snapback into year end. Mixed earnings reports and a choppy October gave way to dashed hopes in November, when optimism that the presidential elections might break up partisan logjams in Washington quickly fell flat with the realization that both Democrats and Republicans retained enough power to hold civilized compromises hostage. Equities threatened to revisit their third quarter lows during the week before Thanksgiving, but signs of a thaw in fiscal cliff negotiations put sellers on the defensive and inspired an impressive rally. Drawing additional strength from continued positive news in the housing sector, signs of health in the job market, and Federal Reserve plans to keep buying Treasury bonds in 2013, share prices climbed nicely into mid-December. Angst over budgetary deliberations did not disappear, however, with partisan rhetoric often reaching colorful levels of rancor in the final weeks of 2012. Only on the final day of the year did Congress seem ready to pass legislation that would prevent the blanket spending cuts and tax increases of the fiscal cliff from taking effect. The late agreement was enough to spark solid equity gains on December 31st, but insufficient to lift the S&P 500 Index to a positive return for the full fourth quarter. Even at their best December levels, U.S. equities remained well off the September highs reached in conjunction with the Federal Reserve’s open-ended commitment to purchase mortgages. While the S&P 500 Index managed a decent 0.9% gain for December alone, the benchmark retained a 0.4% loss for the fourth quarter as a whole. The slippage seemed forgivable given that the S&P 500 Index still posted a 16.0% gain in 2012.

2

(Unaudited)

Q.	What were the primary drivers of the Fund’s performance?

A. Sector	performance for the twelve-month period ended December 31, 2012 was led by cyclical sectors which outpaced defensive sectors. Financials led the way with a 28.8% advance, followed by solid gains for consumer discretionary, health care and telecommunication services. Despite the recent downturn, telecommunications services finished 2012 with a full-year return of 18.3%, nicely outpacing the S&P 500 Index. More disappointing was information technology, which shed 5.7% in the fourth quarter of 2012 to finish the year with a 14.8% advance, more than a percent behind the S&P 500 Index. The dominant Apple bandwagon peaked in late summer, and Apple’s heavily weighted shares slumped by 20% during the fourth quarter as investors fretted over the competitive market for sleek personal devices. The financial sector was the clear 2012 winner, adding 28.8% for the year. Consumer discretionary was also strong, gaining 23.9% in 2012. Among the annual laggards, two S&P 500 Index sectors had to settle for single-digit 2012 returns, and the fourth quarter retreat in defensive issues left consumer staples barely in double digits for the year. The poorest 2012 performer was the utilities sector, which followed up its stellar 2011 performance with a paltry 1.3% gain in 2012. Energy turned in a 4.6% gain for 2012, as indifferent oil prices produced only limited buying of the major names. Shares of refiners nevertheless had a strong year, as processing margins stayed high.

3

S&P 500 Index Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period” to estimate the expenses paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2012 - December 31, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,058.30	1.97
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,023.23	1.93

*	Expenses are equal to the Fund’s annualized expense ratio of 0.38% (for the period July 1, 2012 - December 31, 2012), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

S&P 500 Index Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the S&P 500 Index. The Fund seeks to replicate the return of the S&P 500® Index while holding transaction costs low and minimizing portfolio turnover.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/12

	One Year	Five Year	Ten Year
Number of funds in peer group	340	317	265
Peer group average annual total return	15.03%	0.67%	6.47%
Morningstar category in peer group: U.S. Insurance Large Blend

Sector Allocation

as a % of Fair Value of $182,515 (in thousands) on December 31, 2012 (b)(c)

Top Ten Largest Holdings

as of December 31, 2012 as a % of Fair Value (b)(c)

Apple Inc.	3.82%
Exxon Mobil Corp.	3.00%
General Electric Co.	1.68%
Chevron Corp.	1.61%
International Business Machines Corp.	1.55%
Microsoft Corp.	1.54%
Johnson & Johnson	1.47%
AT&T Inc.	1.46%
Google Inc.	1.45%
The Procter & Gamble Co.	1.41%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Returns

For the Periods Ended December 31, 2012

Class 1 Shares (Inception date 4/15/85)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
S&P 500 Index Fund	15.70%	1.33%	6.74%	$19,191
S&P 500 Index	16.00%	1.66%	7.10%	$19,866

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. Performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

S&P 500 Index Fund

Schedule of Investments	December 31, 2012

S&P 500 Index Fund

	Number of Shares	Fair Value
Common Stock — 96.6%†

Advertising — 0.1%

Omnicom Group Inc.	3,680	$183,852
The Interpublic Group of Companies Inc.	5,530	60,941
		244,793

Aerospace & Defense — 2.3%

General Dynamics Corp.	4,567	316,356
Honeywell International Inc.	10,843	688,205
L-3 Communications Holdings Inc.	1,300	99,606
Lockheed Martin Corp.	3,652	337,043
Northrop Grumman Corp.	3,322	224,500
Precision Castparts Corp.	2,000	378,840
Raytheon Co.	4,569	262,992
Rockwell Collins Inc.	1,968	114,479
Textron Inc.	4,225	104,738
The Boeing Co.	9,386	707,329	(d)
United Technologies Corp.	11,672	957,220	(d)
		4,191,308

Agricultural Products — 0.1%

Archer-Daniels-Midland Co.	8,986	246,126

Air Freight & Logistics — 0.7%

CH Robinson Worldwide Inc.	2,300	145,406
Expeditors International of Washington Inc.	2,800	110,740
FedEx Corp.	4,011	367,889
United Parcel Service Inc.	9,996	737,005
		1,361,040

Airlines — 0.1%

Southwest Airlines Co.	9,949	101,878

Aluminum — 0.1%

Alcoa Inc.	15,040	130,548	(d)

Apparel Retail — 0.6%

Abercrombie & Fitch Co.	1,000	47,970
Ltd Brands Inc.	3,288	154,733
Ross Stores Inc.	3,200	173,280
The Gap Inc.	4,179	129,716
TJX Companies Inc.	10,160	431,292
Urban Outfitters Inc.	1,700	66,912	(a)
		1,003,903

Apparel, Accessories & Luxury Goods — 0.3%

Coach Inc.	3,900	216,489
Fossil Inc.	800	74,480	(a)
Ralph Lauren Corp.	900	134,928
VF Corp.	1,202	181,466
		607,363

	Number of Shares	Fair Value

Application Software — 0.6%

Adobe Systems Inc.	6,884	$259,389	(a,d)
Autodesk Inc.	3,048	107,747	(a)
Citrix Systems Inc.	2,700	177,525	(a)
Comverse Inc.	9	257	(a)
Comverse Technology Inc.	99	380	(a)
Intuit Inc.	3,900	232,050
Salesforce.com Inc.	1,800	302,580	(a)
		1,079,928

Asset Management & Custody Banks — 1.2%

Ameriprise Financial Inc.	2,804	175,615
BlackRock Inc.	1,765	364,843
Franklin Resources Inc.	1,900	238,830
Invesco Ltd.	6,200	161,758
Legg Mason Inc.	1,800	46,296
Northern Trust Corp.	3,100	155,496
State Street Corp.	6,600	310,266	(c)
T Rowe Price Group Inc.	3,600	234,468
The Bank of New York Mellon Corp.	16,303	418,988
		2,106,560

Auto Parts & Equipment — 0.3%

BorgWarner Inc.	1,700	121,754	(a)
Delphi Automotive PLC	4,000	153,000	(a)
Johnson Controls Inc.	9,746	299,203
		573,957

Automobile Manufacturers — 0.4%

Ford Motor Co.	52,727	682,814

Automotive Retail — 0.3%

AutoNation Inc.	486	19,295	(a)
AutoZone Inc.	544	192,810	(a)
CarMax Inc.	3,100	116,374	(a)
O’Reilly Automotive Inc.	1,500	134,130	(a)
		462,609

Biotechnology — 1.6%

Alexion Pharmaceuticals Inc.	2,700	253,287	(a)
Amgen Inc.	10,681	921,984	(d)
Biogen Idec Inc.	3,300	484,011	(a)
Celgene Corp.	5,963	469,408	(a)
Gilead Sciences Inc.	10,449	767,479	(a)
		2,896,169

Brewers — 0.1%

Molson Coors Brewing Co.	2,298	98,331

Broadcasting — 0.3%

CBS Corp.	8,209	312,352
Discovery Communications Inc.	3,200	203,136	(a)
Scripps Networks Interactive Inc.	1,300	75,296
		590,784

See Notes to Schedule of Investments and Notes to Financial Statements.

6

S&P 500 Index Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Building Products — 0.0%*

Masco Corp.	4,890	$81,468

Cable & Satellite — 1.2%

Cablevision Systems Corp.	2,800	41,832
Comcast Corp.	36,858	1,377,752
DIRECTV	8,300	416,328	(a)
Time Warner Cable Inc.	4,096	398,090
		2,234,002

Casinos & Gaming — 0.1%

International Game Technology	3,400	48,178
Wynn Resorts Ltd.	1,100	123,739
		171,917

Coal & Consumable Fuels — 0.1%

CONSOL Energy Inc.	3,200	102,720
Peabody Energy Corp.	3,779	100,559
		203,279

Communications Equipment — 1.9%

Cisco Systems Inc.	73,564	1,445,533	(d)
F5 Networks Inc.	1,000	97,150	(a)
Harris Corp.	1,700	83,232
JDS Uniphase Corp.	3,650	49,421	(a)
Juniper Networks Inc.	7,300	143,591	(a)
Motorola Solutions Inc.	4,035	224,669
Qualcomm Inc.	23,729	1,471,673
		3,515,269

Computer & Electronics Retail — 0.1%

Best Buy Company Inc.	4,200	49,770
GameStop Corp.	1,500	37,635
		87,405

Computer Hardware — 4.1%

Apple Inc.	13,089	6,976,829
Dell Inc.	19,828	200,857	(d)
Hewlett-Packard Co.	27,649	393,999
		7,571,685

Computer Storage & Peripherals — 0.7%

EMC Corp.	29,114	736,584	(a)
NetApp Inc.	4,800	161,040	(a)
SanDisk Corp.	3,400	148,104	(a)
Seagate Technology PLC	4,500	137,160
Western Digital Corp.	2,900	123,221
		1,306,109

Construction & Engineering — 0.2%

Fluor Corp.	2,378	139,684
Jacobs Engineering Group Inc.	1,900	80,883	(a)
Quanta Services Inc.	3,200	87,328	(a)
		307,895

	Number of Shares	Fair Value

Construction & Farm Machinery & Heavy Trucks — 1.0%

Caterpillar Inc.	9,032	$809,087
Cummins Inc.	2,456	266,108
Deere & Co.	5,440	470,125
Joy Global Inc.	1,400	89,292
PACCAR Inc.	5,003	226,186
		1,860,798

Construction Materials — 0.1%

Vulcan Materials Co.	1,700	88,485

Consumer Electronics — 0.1%

Garmin Ltd.	1,500	61,230
Harman International Industries Inc.	900	40,176
		101,406

Consumer Finance — 0.9%

American Express Co.	13,491	775,462	(d)
Capital One Financial Corp.	8,025	464,888
Discover Financial Services	7,198	277,482
SLM Corp.	6,500	111,345
		1,629,177

Data Processing & Outsourced Services — 1.6%

Automatic Data Processing Inc.	6,680	380,826
Computer Sciences Corp.	2,282	91,394
Fidelity National Information Services Inc.	3,400	118,354
Fiserv Inc.	1,878	148,418	(a)
Mastercard Inc.	1,480	727,094
Paychex Inc.	4,725	147,137
The Western Union Co.	8,624	117,373
Total System Services Inc.	2,302	49,309
Visa Inc.	7,200	1,091,376
		2,871,281

Department Stores — 0.3%

JC Penney Company Inc.	2,287	45,077
Kohl’s Corp.	3,000	128,940
Macy’s Inc.	5,330	207,977
Nordstrom Inc.	2,092	111,922
		493,916

Distillers & Vintners — 0.2%

Beam Inc.	2,241	136,903
Brown-Forman Corp.	2,120	134,090
Constellation Brands Inc.	2,000	70,780	(a)
		341,773

Distributors — 0.1%

Genuine Parts Co.	2,096	133,263

Diversified Chemicals — 0.9%

Eastman Chemical Co.	2,018	137,325
EI du Pont de Nemours & Co.	12,861	578,359

See Notes to Schedule of Investments and Notes to Financial Statements.

7

S&P 500 Index Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

FMC Corp.	1,900	$111,188
PPG Industries Inc.	2,137	289,243
The Dow Chemical Co.	16,594	536,318
		1,652,433

Diversified Financial Services — 4.9%

Bank of America Corp.	149,929	1,739,177
Citigroup Inc.	40,770	1,612,862
Comerica Inc.	2,856	86,651
JPMorgan Chase & Co.	52,950	2,328,211	(d)
U.S. Bancorp	26,309	840,310
Wells Fargo & Co.	68,002	2,324,308
		8,931,519

Diversified Metals & Mining — 0.2%

Freeport-McMoRan Copper & Gold Inc.	13,110	448,362

Diversified REITs — 0.1%

Vornado Realty Trust	2,447	195,956

Diversified Support Services — 0.1%

Cintas Corp.	1,500	61,350
Iron Mountain Inc.	2,359	73,247
		134,597

Drug Retail — 0.7%

CVS Caremark Corp.	17,227	832,925
Walgreen Co.	11,813	437,199
		1,270,124

Education Services — 0.0%*

Apollo Group Inc.	1,300	27,196	(a)

Electric Utilities — 1.9%

American Electric Power Company Inc.	6,825	291,291	(d)
Duke Energy Corp.	9,770	623,326
Edison International	4,542	205,253
Entergy Corp.	2,585	164,794
Exelon Corp.	12,044	358,188
FirstEnergy Corp.	5,954	248,639
NextEra Energy Inc.	5,962	412,511
Northeast Utilities	4,430	173,125
Pepco Holdings Inc.	3,300	64,713
Pinnacle West Capital Corp.	1,600	81,568
PPL Corp.	7,944	227,437
The Southern Co.	12,058	516,203
Xcel Energy Inc.	6,980	186,436
		3,553,484

Electrical Components & Equipment — 0.7%

Eaton Corp PLC	6,504	352,517
Emerson Electric Co.	9,938	526,316
Rockwell Automation Inc.	1,968	165,292
Roper Industries Inc.	1,400	156,072
		1,200,197

	Number of Shares	Fair Value

Electronic Components — 0.2%

Amphenol Corp.	2,300	$148,810
Corning Inc.	20,339	256,678
		405,488

Electronic Equipment & Instruments — 0.0%*

FLIR Systems Inc.	2,100	46,851

Electronic Manufacturing Services — 0.2%

Jabil Circuit Inc.	2,900	55,941
Molex Inc.	1,950	53,294
TE Connectivity Ltd.	6,000	222,720
		331,955

Environmental & Facilities Services — 0.2%

Republic Services Inc.	4,150	121,720
Stericycle Inc.	1,200	111,924	(a)
Waste Management Inc.	6,203	209,290
		442,934

Fertilizers & Agricultural Chemicals — 0.6%

CF Industries Holdings Inc.	870	176,750
Monsanto Co.	7,423	702,587	(d)
The Mosaic Co.	3,900	220,857
		1,100,194

Food Distributors — 0.1%

Sysco Corp.	8,244	261,005

Food Retail — 0.3%

Safeway Inc.	3,100	56,079
The Kroger Co.	7,366	191,663
Whole Foods Market Inc.	2,400	219,192
		466,934

Footwear — 0.3%

NIKE Inc.	10,220	527,352

Gas Utilities — 0.1%

AGL Resources Inc.	1,800	71,946
ONEOK Inc.	3,000	128,250
		200,196

General Merchandise Stores — 0.5%

Big Lots Inc.	900	25,614	(a)
Dollar General Corp.	3,700	163,133
Dollar Tree Inc.	3,000	121,680	(a)
Family Dollar Stores Inc.	1,300	82,433
Target Corp.	9,049	535,430
		928,290

Gold — 0.2%

Newmont Mining Corp.	6,828	317,093

See Notes to Schedule of Investments and Notes to Financial Statements.

8

S&P 500 Index Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Healthcare Distributors — 0.4%

AmerisourceBergen Corp.	3,361	$145,128
Cardinal Health Inc.	4,651	191,528
McKesson Corp.	3,202	310,466
Patterson Companies Inc.	1,200	41,076
		688,198

Healthcare Equipment — 1.6%

Baxter International Inc.	7,529	501,883	(d)
Becton Dickinson and Co.	2,788	217,994
Boston Scientific Corp.	18,843	107,971	(a)
CareFusion Corp.	2,975	85,025	(a)
Covidien PLC	6,500	375,310
CR Bard Inc.	1,102	107,709
Edwards Lifesciences Corp.	1,500	135,255	(a)
Intuitive Surgical Inc.	520	254,993	(a)
Medtronic Inc.	14,132	579,695
St Jude Medical Inc.	4,192	151,499
Stryker Corp.	3,952	216,648
Varian Medical Systems Inc.	1,500	105,360	(a)
Zimmer Holdings Inc.	2,500	166,650
		3,005,992

Healthcare Facilities — 0.0%*

Tenet Healthcare Corp.	1,273	41,334	(a)

Healthcare Services — 0.5%

DaVita HealthCare Partners Inc.	1,200	132,636	(a)
Express Scripts Holding Co.	11,451	618,354	(a)
Laboratory Corporation of America Holdings	1,400	121,268	(a)
Quest Diagnostics Inc.	2,200	128,194
		1,000,452

Healthcare Supplies — 0.0%*

DENTSPLY International Inc.	2,100	83,181

Healthcare Technology — 0.1%

Cerner Corp.	2,000	155,280	(a)

Home Building — 0.1%

DR Horton Inc.	4,000	79,120
Lennar Corp.	2,200	85,074
PulteGroup Inc.	4,635	84,172	(a)
		248,366

Home Entertainment Software — 0.0%*

Electronic Arts Inc.	4,300	62,479	(a)

Home Furnishing Retail — 0.1%

Bed Bath & Beyond Inc.	3,200	178,912	(a)

Home Furnishings — 0.0%*

Leggett & Platt Inc.	1,900	51,718

	Number of Shares	Fair Value

Home Improvement Retail — 1.0%

Lowe’s Companies Inc.	15,802	$561,287
The Home Depot Inc.	20,733	1,282,336
		1,843,623

Hotels, Resorts & Cruise Lines — 0.3%

Carnival Corp.	6,300	231,651
Marriott International Inc.	3,514	130,967
Starwood Hotels & Resorts Worldwide Inc.	2,600	149,136
Wyndham Worldwide Corp.	1,949	103,706
		615,460

Household Appliances — 0.1%

Whirlpool Corp.	1,143	116,300

Household Products — 2.1%

Colgate-Palmolive Co.	6,172	645,221
Kimberly-Clark Corp.	5,436	458,961	(d)
The Clorox Co.	1,784	130,624
The Procter & Gamble Co.	37,973	2,577,987
		3,812,793

Housewares & Specialties — 0.1%

Newell Rubbermaid Inc.	4,256	94,781

Human Resource & Employment Services — 0.0%*

Robert Half International Inc.	2,100	66,822

Hypermarkets & Super Centers — 1.2%

Costco Wholesale Corp.	6,017	594,299
Wal-Mart Stores Inc.	23,187	1,582,049
		2,176,348

Independent Power Producers & Energy Traders — 0.1%

AES Corp.	8,300	88,810
NRG Energy Inc.	3,500	80,465
		169,275

Industrial Conglomerates — 2.4%

Danaher Corp.	8,000	447,200
General Electric Co.	145,662	3,057,446	(f)
3M Co.	8,780	815,223
		4,319,869

Industrial Gases — 0.4%

Air Products & Chemicals Inc.	2,932	246,347	(d)
Airgas Inc.	900	82,161
Praxair Inc.	4,065	444,915
		773,423

Industrial Machinery — 0.8%

Dover Corp.	2,558	168,086
Flowserve Corp.	700	102,760

See Notes to Schedule of Investments and Notes to Financial Statements.

9

S&P 500 Index Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Illinois Tool Works Inc.	6,027	$366,502
Ingersoll-Rand PLC	4,000	191,840
Pall Corp.	1,578	95,090
Parker Hannifin Corp.	2,072	176,244
Pentair Ltd.	2,807	137,964
Snap-on Inc.	809	63,903
Stanley Black & Decker Inc.	2,292	169,539
Xylem Inc.	2,426	65,744
		1,537,672

Industrial REITs — 0.1%

Prologis Inc.	6,299	229,850

Insurance Brokers — 0.3%

Aon PLC	4,336	241,081
Marsh & McLennan Companies Inc.	7,653	263,799
		504,880

Integrated Oil & Gas — 5.3%

Chevron Corp.	27,158	2,936,866
Exxon Mobil Corp.	63,293	5,478,009	(d)
Hess Corp.	4,070	215,548	(d)
Murphy Oil Corp.	2,600	154,830
Occidental Petroleum Corp.	11,279	864,085
		9,649,338

Integrated Telecommunication Services — 2.6%

AT&T Inc.	78,880	2,659,044
CenturyLink Inc.	8,599	336,393
Frontier Communications Corp.	14,674	62,804
Verizon Communications Inc.	39,667	1,716,392
Windstream Corp.	7,543	62,456
		4,837,089

Internet Retail — 1.0%

Amazon.com Inc.	5,000	1,255,700	(a)
Expedia Inc.	1,250	76,812
Netflix Inc.	700	64,946	(a)
priceline.com Inc.	690	428,628	(a)
TripAdvisor Inc.	1,550	65,038	(a)
		1,891,124

Internet Software & Services — 2.1%

Akamai Technologies Inc.	2,500	102,275	(a)
eBay Inc.	16,100	821,422	(a)
Google Inc.	3,724	2,641,694	(a)
VeriSign Inc.	2,062	80,047	(a)
Yahoo! Inc.	14,189	282,361	(a)
		3,927,799

Investment Banking & Brokerage — 0.8%

E*TRADE Financial Corp.	3,440	30,788	(a)
Morgan Stanley	18,996	363,204
The Charles Schwab Corp.	14,911	214,122
The Goldman Sachs Group Inc.	6,099	777,988
		1,386,102

	Number of Shares	Fair Value

IT Consulting & Other Services — 2.1%

Accenture PLC	8,800	$585,200
Cognizant Technology Solutions Corp.	4,100	303,605	(a)
International Business Machines Corp.	14,730	2,821,532
SAIC Inc.	3,700	41,884
Teradata Corp.	2,400	148,536	(a)
		3,900,757

Leisure Products — 0.1%

Hasbro Inc.	1,696	60,886
Mattel Inc.	4,751	173,982
		234,868

Life & Health Insurance — 0.8%

Aflac Inc.	6,400	339,968
Lincoln National Corp.	4,042	104,688
MetLife Inc.	14,673	483,329
Principal Financial Group Inc.	3,800	108,376
Prudential Financial Inc.	6,400	341,312
Torchmark Corp.	1,208	62,417
Unum Group	3,889	80,969
		1,521,059

Life Sciences Tools & Services — 0.4%

Agilent Technologies Inc.	4,885	199,992
Life Technologies Corp.	2,303	113,032	(a)
PerkinElmer Inc.	1,410	44,753
Thermo Fisher Scientific Inc.	4,928	314,307
Waters Corp.	1,200	104,544	(a)
		776,628

Managed Healthcare — 0.9%

Aetna Inc.	4,808	222,611
Cigna Corp.	4,089	218,598
Coventry Healthcare Inc.	2,000	89,660
Humana Inc.	2,127	145,976
UnitedHealth Group Inc.	14,276	774,331
WellPoint Inc.	4,100	249,772
		1,700,948

Metal & Glass Containers — 0.1%

Ball Corp.	2,232	99,882
Owens-Illinois Inc.	2,300	48,921	(a)
		148,803

Motorcycle Manufacturers — 0.1%

Harley-Davidson Inc.	3,100	151,404

Movies & Entertainment — 1.6%

News Corp.	28,200	720,228
The Walt Disney Co.	24,520	1,220,851
Time Warner Inc.	13,138	628,391
Viacom Inc.	6,313	332,948
		2,902,418

See Notes to Schedule of Investments and Notes to Financial Statements.

10

S&P 500 Index Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Multi-Line Insurance — 0.6%

American International Group Inc.	20,625	$728,062	(a)
Assurant Inc.	1,300	45,110
Genworth Financial Inc.	6,100	45,811	(a)
Hartford Financial Services Group Inc.	6,004	134,729
Loews Corp.	4,466	181,990
		1,135,702

Multi-Sector Holdings — 0.0%*

Leucadia National Corp.	2,600	61,854

Multi-Utilities — 1.2%

Ameren Corp.	3,442	105,738
CenterPoint Energy Inc.	5,718	110,071
CMS Energy Corp.	3,800	92,644
Consolidated Edison Inc.	4,007	222,548
Dominion Resources Inc.	8,100	419,580
DTE Energy Co.	2,266	136,073
Integrys Energy Group Inc.	1,031	53,839
NiSource Inc.	4,115	102,422
PG&E Corp.	6,154	247,267
Public Service Enterprise Group Inc.	7,092	217,015
SCANA Corp.	1,700	77,588
Sempra Energy	3,075	218,140
TECO Energy Inc.	2,700	45,252
Wisconsin Energy Corp.	3,400	125,290
		2,173,467

Office Electronics — 0.1%

Xerox Corp.	17,847	121,717

Office REITs — 0.1%

Boston Properties Inc.	2,100	222,201

Office Services & Supplies — 0.0%*

Avery Dennison Corp.	1,555	54,301
Pitney Bowes Inc.	2,932	31,196
		85,497

Oil & Gas Drilling — 0.3%

Diamond Offshore Drilling Inc.	900	61,164
Ensco PLC	3,200	189,696
Helmerich & Payne Inc.	1,600	89,616
Nabors Industries Ltd.	4,500	65,025	(a)
Noble Corp.	3,600	125,352
Rowan Companies Plc	1,677	52,440	(a)
		583,293

Oil & Gas Equipment & Services — 1.5%

Baker Hughes Inc.	6,032	246,347
Cameron International Corp.	3,500	197,610	(a)
FMC Technologies Inc.	3,386	145,022	(a)
Halliburton Co.	13,091	454,127
National Oilwell Varco Inc.	6,000	410,100
Schlumberger Ltd.	18,446	1,278,123
		2,731,329

	Number of Shares	Fair Value

Oil & Gas Exploration & Production — 2.4%

Anadarko Petroleum Corp.	6,856	$509,469
Apache Corp.	5,348	419,818
Cabot Oil & Gas Corp.	2,900	144,246
Chesapeake Energy Corp.	7,400	122,988
ConocoPhillips	16,819	975,334
Denbury Resources Inc.	5,700	92,340	(a)
Devon Energy Corp.	5,192	270,192
EOG Resources Inc.	3,800	459,002
EQT Corp.	2,114	124,683
Marathon Oil Corp.	9,842	301,756
Newfield Exploration Co.	1,900	50,882	(a)
Noble Energy Inc.	2,500	254,350
Pioneer Natural Resources Co.	1,700	181,203
QEP Resources Inc.	2,400	72,648
Range Resources Corp.	2,200	138,226
Southwestern Energy Co.	5,000	167,050	(a)
WPX Energy Inc.	2,995	44,566	(a)
		4,328,753

Oil & Gas Refining & Marketing — 0.6%

Marathon Petroleum Corp.	4,721	297,423
Phillips 66	8,659	459,793
Tesoro Corp.	1,900	83,695
Valero Energy Corp.	7,900	269,548
		1,110,459

Oil & Gas Storage & Transportation — 0.5%

Kinder Morgan Inc.	8,884	313,871
Spectra Energy Corp.	9,377	256,742
The Williams Companies Inc.	8,886	290,928
		861,541

Packaged Foods & Meats — 1.5%

Campbell Soup Co.	2,615	91,237
ConAgra Foods Inc.	5,468	161,306
Dean Foods Co.	2,400	39,624	(a)
General Mills Inc.	8,962	362,155
HJ Heinz Co.	4,397	253,619
Hormel Foods Corp.	1,700	53,057
Kellogg Co.	3,390	189,331
Kraft Foods Group Inc.	8,330	378,765
McCormick & Company Inc.	1,800	114,354
Mead Johnson Nutrition Co.	2,850	187,787
Mondelez International Inc.	24,590	626,308
The Hershey Co.	2,084	150,507
The JM Smucker Co.	1,517	130,826
Tyson Foods Inc.	3,800	73,720
		2,812,596

Paper Packaging — 0.1%

Bemis Company Inc.	1,362	45,572
Sealed Air Corp.	2,814	49,273
		94,845

See Notes to Schedule of Investments and Notes to Financial Statements.

11

S&P 500 Index Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Paper Products — 0.2%

International Paper Co.	5,975	$238,044
MeadWestvaco Corp.	2,500	79,675
		317,719

Personal Products — 0.2%

Avon Products Inc.	5,828	83,690
The Estee Lauder Companies Inc.	3,200	191,552
		275,242

Pharmaceuticals — 5.9%

Abbott Laboratories	21,804	1,428,162	(d)
Allergan Inc.	4,255	390,311
Bristol-Myers Squibb Co.	22,818	743,639	(d)
Eli Lilly & Co.	14,143	697,532
Forest Laboratories Inc.	3,300	116,556	(a)
Hospira Inc.	2,139	66,823	(a)
Johnson & Johnson	38,386	2,690,858
Merck & Company Inc.	42,145	1,725,417
Mylan Inc.	5,565	152,926	(a)
Perrigo Co.	1,200	124,836
Pfizer Inc.	102,214	2,563,527
Watson Pharmaceuticals Inc.	1,800	154,800	(a)
		10,855,387

Property & Casualty Insurance — 2.1%

ACE Ltd.	4,700	375,060
Berkshire Hathaway Inc.	25,369	2,275,599	(a)
Cincinnati Financial Corp.	1,992	78,007
The Allstate Corp.	6,586	264,560	(d)
The Chubb Corp.	3,594	270,700
The Progressive Corp.	7,973	168,230
The Travelers Companies Inc.	5,199	373,392
XL Group PLC	4,000	100,240
		3,905,788

Publishing — 0.2%

Gannett Company Inc.	3,508	63,179
The McGraw-Hill Companies Inc.	3,921	214,361
The Washington Post Co.	90	32,869
		310,409

Railroads — 0.8%

CSX Corp.	14,217	280,501
Norfolk Southern Corp.	4,418	273,209
Union Pacific Corp.	6,537	821,832
		1,375,542

Real Estate Services — 0.0%*

CBRE Group Inc.	4,200	83,580	(a)

Regional Banks — 0.9%

BB&T Corp.	9,600	279,456
Fifth Third Bancorp	12,416	188,599
First Horizon National Corp.	4,055	40,185
Huntington Bancshares Inc.	11,734	74,981

	Number of Shares	Fair Value

KeyCorp	13,328	$112,222
M&T Bank Corp.	1,700	167,399
PNC Financial Services Group Inc.	7,304	425,896
Regions Financial Corp.	18,468	131,492
SunTrust Banks Inc.	7,729	219,117
Zions Bancorporation	2,500	53,500
		1,692,847

Research & Consulting Services — 0.1%

Equifax Inc.	1,800	97,416
The Dun & Bradstreet Corp.	700	55,055
		152,471

Residential REITs — 0.3%

Apartment Investment & Management Co.	1,831	49,547
AvalonBay Communities Inc.	1,401	189,961
Equity Residential	4,100	232,347
		471,855

Restaurants — 1.3%

Chipotle Mexican Grill Inc.	400	118,984	(a)
Darden Restaurants Inc.	1,829	82,433
McDonald’s Corp.	13,990	1,234,058
Starbucks Corp.	10,298	552,178
Yum! Brands Inc.	6,329	420,246
		2,407,899

Retail REITs — 0.4%

Kimco Realty Corp.	5,800	112,056
Simon Property Group Inc.	4,237	669,827
		781,883

Security & Alarm Services — 0.2%

The ADT Corp.	3,350	155,741
Tyco International Ltd.	6,700	195,975
		351,716

Semiconductor Equipment — 0.2%

Applied Materials Inc.	16,200	185,328	(d)
KLA-Tencor Corp.	2,200	105,072
Lam Research Corp.	2,525	91,228	(a)
Teradyne Inc.	2,500	42,225	(a)
		423,853

Semiconductors — 1.7%

Advanced Micro Devices Inc.	10,074	24,177	(a,d)
Altera Corp.	4,400	151,536
Analog Devices Inc.	4,300	180,858
Broadcom Corp.	7,150	237,452
First Solar Inc.	910	28,101	(a)
Intel Corp.	68,965	1,422,748	(d)
Linear Technology Corp.	3,400	116,620
LSI Corp.	8,092	57,291	(a)
Microchip Technology Inc.	2,500	81,475
Micron Technology Inc.	15,254	96,863	(a)
NVIDIA Corp.	9,300	114,297
Texas Instruments Inc.	15,751	487,336
Xilinx Inc.	3,687	132,363
		3,131,117

See Notes to Schedule of Investments and Notes to Financial Statements.

12

S&P 500 Index Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Soft Drinks — 2.1%

Coca-Cola Enterprises Inc.	3,918	$124,318
Dr Pepper Snapple Group Inc.	3,000	132,540
Monster Beverage Corp.	2,000	105,760	(a)
PepsiCo Inc.	21,449	1,467,755	(d)
The Coca-Cola Co.	53,504	1,939,520	(d)
		3,769,893

Specialized Consumer Services — 0.0%*

H&R Block Inc.	3,692	68,561

Specialized Finance — 0.4%

CME Group Inc.	4,405	223,377
IntercontinentalExchange Inc.	1,000	123,810	(a)
Moody’s Corp.	2,784	140,091
NYSE Euronext	3,600	113,544
The NASDAQ OMX Group Inc.	1,700	42,517
		643,339

Specialized REITs — 1.0%

American Tower Corp.	5,400	417,258
HCP Inc.	6,200	280,116
Healthcare REIT Inc.	3,100	189,999
Host Hotels & Resorts Inc.	9,917	155,400
Plum Creek Timber Company Inc.	2,400	106,488
Public Storage	2,000	289,920
Ventas Inc.	4,000	258,880
Weyerhaeuser Co.	7,667	213,296
		1,911,357

Specialty Chemicals — 0.5%

Ecolab Inc.	3,752	269,768
International Flavors & Fragrances Inc.	1,247	82,976
LyondellBasell Industries N.V.	4,800	274,032
Sigma-Aldrich Corp.	1,682	123,762
The Sherwin-Williams Co.	1,163	178,893
		929,431

Specialty Stores — 0.2%

PetSmart Inc.	1,600	109,344
Staples Inc.	9,750	111,150
Tiffany & Co.	1,700	97,478
		317,972

Steel — 0.2%

Allegheny Technologies Inc.	1,351	41,016
Cliffs Natural Resources Inc.	1,900	73,264
Nucor Corp.	4,536	195,864
United States Steel Corp.	2,065	49,291
		359,435

Systems Software — 2.8%

BMC Software Inc.	2,000	79,320	(a)
CA Inc.	4,400	96,712
Microsoft Corp.	105,139	2,810,365	(d)
Oracle Corp.	52,152	1,737,705	(d)
Red Hat Inc.	2,600	137,696	(a)
Symantec Corp.	9,785	184,056	(a)
		5,045,854

	Number of Shares	Fair Value

Thrifts & Mortgage Finance — 0.1%

Hudson City Bancorp Inc.	7,500	$60,975
People’s United Financial Inc.	5,400	65,286
		126,261

Tires & Rubber — 0.0%*

The Goodyear Tire & Rubber Co.	3,419	47,216	(a)

Tobacco — 1.8%

Altria Group Inc.	28,253	887,709
Lorillard Inc.	1,811	211,289
Philip Morris International Inc.	23,179	1,938,692
Reynolds American Inc.	4,600	190,578
		3,228,268

Trading Companies & Distributors — 0.2%

Fastenal Co.	3,800	177,422
WW Grainger Inc.	782	158,253
		335,675

Trucking — 0.0%*

Ryder System Inc.	631	31,506

Wireless Telecommunication Services — 0.3%

Crown Castle International Corp.	3,900	281,424	(a)
MetroPCS Communications Inc.	4,600	45,724	(a)
Sprint Nextel Corp.	41,000	232,470	(a)
		559,618

Total Common Stock (Cost $135,347,828)		$176,859,692
Short-Term Investments — 3.1%

GE Institutional Money Market Fund — Investment Class 0.06% (Cost $5,655,019)		5,655,019	(b,e)

Total Investments (Cost $141,002,847)		182,514,711

Other Assets and Liabilities, net — 0.3%		525,073

NET ASSETS — 100.0%		$183,039,784

Other Information

The Fund had the following long futures contracts open at December 31, 2012:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	March 2013	88	$6,248,440	$43,711

See Notes to Schedule of Investments and Notes to Financial Statements.

13

Notes to Schedules of Investments	December 31, 2012

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent. State Street Corp. is also affiliated with SSga Management, Inc., the sub-adviser.
(d)	At December 31, 2012 , all or a portion of this security was pledged to cover collateral requirements for futures contracts.

(e)	GE Asset Management (“GEAM”), the investment adviser of the Fund, also serves as investment adviser of the GE Institutional Money Market Fund.

(f)	General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund’s investment adviser.

*	Less than 0.05%.

†	Percentages are based on net assets as of December 31, 2012.

Abbreviations:

REIT	Real Estate Investment Trust

14

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08
Inception date	—		—		—		—		4/15/85
Net asset value, beginning of period	$22.31		$22.37		$19.82		$15.99		$26.52
Income/(loss) from investment operations:
Net investment income	0.52		0.44		0.40		0.38		0.52
Net realized and unrealized gains/(losses) on investments	2.98		(0.06)		2.54		3.84		(10.46)
Total income/(loss) from investment operations	3.50		0.38		2.94		4.22		(9.94)
Less distributions from:
Net investment income	0.52		0.44		0.39		0.39		0.50
Net realized gains	—		—		—		—		0.09
Total distributions	0.52		0.44		0.39		0.39		0.59
Net asset value, end of period	$25.29		$22.31		$22.37		$19.82		$15.99
TOTAL RETURN(a)	15.70%		1.71%		14.84%		26.30%		(37.40)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$183,040		$179,556		$217,344		$224,165		$209,176
Ratios to average net assets:
Net investment income	1.93%		1.73%		1.79%		2.05%		1.91%
Net Expenses	0.38%	(b)(c)	0.40%	(b)(c)	0.33%	(b)(c)	0.43%	(b)	0.41%	(b)
Gross Expenses	0.43%		0.45%		0.38%		0.43%		0.41%
Portfolio turnover rate	6%		3%		4%		5%		4%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s advisory and administrative fee in an amount equal to the advisory and administrative fee earned by GEAM with respect to the Fund’s investment in an affiliated money market fund managed by GEAM.
(c)	Reflects GE Asset Management’s contractual arrangement with the Company to limit the advisory and administrative fee charged to the Fund to 0.30% of the average daily net assets of the Fund.

The accompanying Notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities December 31, 2012

ASSETS
Investments in securities, at Fair Value (cost $135,347,828)	$176,859,692
Short-term affiliated investments (at amortized cost)	5,655,019
Restricted cash	420,428
Receivable for investments sold	30,345
Income receivables	196,141
Receivable for fund shares sold	14,079
Variation margin receivable	46,420
Other assets	1,882
Total assets	183,224,006

LIABILITIES
Payable for Fund shares redeemed	49,799
Payable to GEAM	46,026
Accrued other expenses	88,397
Total liabilities	184,222
NET ASSETS	$183,039,784

NET ASSETS CONSIST OF
Capital paid in	186,464,504
Undistributed net investment income	0
Accumulated net realized loss	(44,980,295)
Net unrealized appreciation on:
Investments	41,511,864
Futures	43,711
NET ASSETS	$183,039,784
Shares outstanding ($0.01 par value; unlimited shares authorized)	7,237,428
Net asset value per share	$25.29

The accompanying Notes are an integral part of these financial statements.

16

Statement of Operations For the year ended December 31, 2012

INVESTMENT INCOME
Income
Dividend	$4,359,441
Interest	62,792
Interest from affiliated investments	2,029
Less: Foreign taxes withheld	(2,369)
Total income	4,421,893

Expenses
Advisory and administration fees	672,472
Directors’ fees	7,615
Custody and accounting expenses	42,763
Professional fees	17,959
Other expenses	76,354
Total expenses before waivers	817,163
Less: Fees waived by the adviser	(99,594)
Net expenses	717,569
Net investment income	3,704,324

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	7,549,051
Futures	579,226
Increase (decrease) in unrealized appreciation/depreciation on:
Investments	15,945,825
Futures	44,359
Net realized and unrealized gain on Investments	24,118,461
Net increase in net assets resulting from operations	$27,822,785

The accompanying Notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,704,324	$3,435,564
Net realized gain on investments and futures	8,128,277	2,895,094
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	15,990,184	(2,574,176)
Net increase from operations	27,822,785	3,756,482
Distributions to shareholders from:
Net investment income	(3,686,341)	(3,467,935)
Total distributions	(3,686,341)	(3,467,935)
Increase in assets from operations and distributions	24,136,444	288,547
Share transactions:
Proceeds from sale of shares	15,290,534	3,811,699
Value of distributions reinvested	3,686,341	3,467,935
Cost of shares redeemed	(39,629,118)	(45,356,166)
Net decrease from share transactions	(20,652,243)	(38,076,532)
Total increase (decrease) in net assets	3,484,201	(37,787,985)

NET ASSETS
Beginning of period	179,555,583	217,343,568
End of period	$183,039,784	$179,555,583
Undistributed (distributions in excess of) net investment income, end of period	$0	$(13,910)

CHANGES IN FUND SHARES
Shares sold	634,763	169,212
Issued for distributions reinvested	146,633	156,425
Shares redeemed	(1,592,286)	(1,993,589)
Net decrease in fund shares	(810,890)	(1,667,952)

The accompanying Notes are an integral part of these financial statements.

18

Notes to Financial Statements	December 31, 2012

1. Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund (the “Fund”), Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, Income Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund entered into derivative transactions to gain market exposure for residual and accumulating cash positions.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invested in futures for a variety of portfolio management purposes such as gaining market exposure for accumulating and residual cash positions, or when the transactions were economically appropriate to reduce risks inherent in the management of the Fund. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

19

Notes to Financial Statements	December 31, 2012

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and

model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Company’s Board of Directors (the “Board”) that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

20

Notes to Financial Statements	December 31, 2012

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2012:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$176,859,692	$—	$—	$176,859,692
Short-Term Investments	5,655,019	—	—	5,655,019

Total Investments in Securities	$182,514,711	$—	$—	$182,514,711

Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$43,711	$—	$—	$43,711

† See Schedule of Investments for Industry Classification
* Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended December 31, 2012:

S&P 500 Index Fund	Common Stock	Preferred Stock	Total
Balance at 12/31/11	$173	$—	$173
Accrued discounts/premiums	—	—	$—
Realized gain (loss)	(2,105)	(21)	$(2,126)
Change in unrealized gain (loss)	78	252	$330
Issuances	2,271	(175)	$2,096
Sales	(417)	(56)	$(473)

Balance at 12/31/12	$—	$—	$—

Change in unrealized depreciation relating to securities still held at 12/31/12	$—	$—	$—

There were no transfers between fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

21

Notes to Financial Statements	December 31, 2012

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2012.

	Asset Derivatives December 31, 2012		Liability Derivatives December 31, 2012
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	43,711*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts reported in the Schedule of Investments and as within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	35,087,670/ (31,780,353)	579,226	44,359

5.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Board effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.35%.

GEAM has entered into a contractual arrangement with the Company to limit the advisory and administrative fee charged to the Fund to 0.30% of the average daily net assets of the Fund (the “Agreement”). Unless terminated or amended, this Agreement will continue in effect until April 30, 2014. The Agreement may only be changed or terminated with the approval of the Board and GEAM.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s advisory and administrative fee in the amount equal to the advisory and administrative fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund, if any.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

6.	Sub-advisory Fees

Pursuant to an investment sub-advisory agreement with GEAM, SSgA is the sub-adviser to the Fund. SSgA is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For its services, GEAM pays SSgA monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

22

Notes to Financial Statements	December 31, 2012

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2012 were as follows:

Non-U.S. Government Securities
Purchases	Sales
$ 10,385,959	$34,641,369

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740

provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2009, 2010, 2011, and 2012 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2012, information on the tax components of capital was as follows:

Cost of Investments For Tax Purposes	Gross Unrealized Tax		Net Tax Appreciation / (Depreciation)		Undistributed		Late-Year Losses
	Appreciation	Depreciation	Investments	Derivatives / Currency	Income	Accumulated Capital Loss
$ 149,818,634	$56,390,971	$(23,694,894)	$32,696,077	$—	$—	$(36,120,796)	$—

As of December 31, 2012, the Fund has capital loss carryovers, as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

Amount
Short-Term	Long-Term	Expires
$ 12,870,332	$—	12/31/2016
20,177,021	—	12/31/2017
3,073,444	—	12/31/2018

These amounts will be available to offset future taxable capital gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2012, the Fund utilized $8,147,237 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the year ended December 31, 2012.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2012	$3,686,341	$—	$3,686,341
2011	3,467,935	—	3,467,935

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be

23

Notes to Financial Statements	December 31, 2012

distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, investments organized as partnerships for tax purposes, distributions from Real Estate Investment Trusts (REITs) and other equity investments, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2012 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Unrealized Gain (Loss)	Paid in Capital
$ (6,223)	$5,735	$—	$488

24

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the S&P 500 Index Fund, a series of GE Investments funds, as of December 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the S&P 500 Index Fund as of December 31, 2012, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 15, 2013

25

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreement with the Fund’s sub-adviser, SSgA Funds Management, Inc. (“SSgA”), at meetings held on December 14 and December 17, 2012.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and SSgA. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds that employ a similar investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory and sub-advisory agreements, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or SSgA were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from SSgA a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, SSgA. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years.

The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management and SSgA, in their oral presentations and/or written materials, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of SSgA at the meetings or during the past year. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and SSgA, taking into account their extensive past experiences with GEAM and their multi-year experience with SSgA. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

26

Advisory and Administrative Agreement Renewal	(Unaudited)

In connection with their consideration of the services provided by SSgA, the Board members focused on SSgA’s favorable attributes, including its substantial experience managing funds of this type, investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, and favorable history and reputation.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and SSgA continue to be satisfactory.

Investment Performance Of The Fund And The Sub-Adviser.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of SSgA about each of their investment processes and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management personnel, the passive investment style and approach employed, the likely market cycles for the investment style and the reasons for the Fund’s relative underperformance in certain periods.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationships With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to SSgA by GEAM, and the cost of the services provided by GEAM and SSgA to the Fund. The Board members reviewed the information they had requested from GEAM and SSgA concerning their profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. In this regard, the Board members considered that GEAM has agreed to waive a portion of the fee it charges to the Fund to the extent necessary to maintain a management fee of 0.30% of average daily net assets until April 30, 2013, at which time GEAM intends to continue to extend the waiver for an additional one year period. The

Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members also considered information regarding the calculation methodology provided by SSgA in preparing its profitability data.

Information was presented regarding the financial condition of GEAM and SSgA for various past periods. The Board members noted and discussed the differences in fees paid compared to other similar mutual funds managed by GEAM and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, and noted the fact that GEAM, and not the Fund, pays the sub-advisory fees to SSgA. The Board members determined that GEAM and SSgA should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business in the past, and that GEAM continues to make substantial investments in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and SSgA from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a slight decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the

27

Advisory and Administrative Agreement Renewal	(Unaudited)

benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM and SSgA, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges, noting the effect of the management fee waiver discussed above. The Board members also reviewed comparative mutual fund and/or other account fee information provided by SSgA. The Board, including the independent Board members, concluded that, based on this information, the advisory and sub-advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and SSgA may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory and sub-advisory agreement was in the best interests of the Fund and its shareholders.

28

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    63

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1988.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member of the Board of Governors for the Investment Company Institute since October 2006; Director of GE Asset Management (Ireland) Limited, since February 1999; GE Asset Management Funds Plc since 1998; GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998; Trustee of General Electric Pension Trust since 1988; and Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Director of GE Investment Distributors, Inc. since June 2011; and Trustee and Executive Vice President of GE Funds from July 2007 to February 2011.

29

Additional Information	(Unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 2 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 7 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

30

Additional Information	(Unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified – 9 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    66

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    Managing General Partner, NGN Capital LLC since 2006; Treasurer of NeuroScience Research Institute since 1986; and Vice President of Walden Capital Management from 1996 to 2008.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

31

Additional Information	(Unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    66

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – 1 year.

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

32

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Public Investments

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Executive Vice President – Strategy and Business Development Leader

Jessica Holscott, Executive Vice President, Chief Financial Officer

Ralph R. Layman, Executive Vice President and Chief Investment Officer Emeritus Public Equities

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Solutions

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

33

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Premier Growth Equity Fund

Annual Report

December 31, 2012

GE Investments Funds, Inc.

Premier Growth Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2012 (Unaudited)

The information provided on the performance pages relates to the GE Investments Premier Growth Equity Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index (which measures the entire U.S. equity large-cap segment) with higher price-to-book ratios and higher forecasted growth values. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2013 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Premier Growth Equity Fund	(Unaudited)

Chief Investment Officer — U.S. Equities

David B. Carlson is Chief Investment Officer — U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has served as the portfolio manager for the Premier Growth Equity Fund since the Fund’s commencement. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Q.	How did the GE Investments Premier Growth Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2012?

A. For

the twelve-month period ended December 31, 2012, the GE Investments Premier Growth Equity Fund returned 20.88%. The Fund’s broad based benchmarks, the S&P 500® Index (S&P 500 Index) and the Russell 1000 Growth Index, returned 16.00% and 15.25%, respectively. The Fund’s Morningstar peer group of 395 U.S. Insurance Large Blend Funds returned an average of 15.80% over the same period.

Q.	What market factors affected the Fund’s performance?

A. The	year ended December 31, 2012 was marked by lessening sovereign debt risk in Europe, which helped to dampen correlations and restore some confidence in the equity markets. Improving U.S. economic data, from housing to incremental improvements in labor market statistics, further fanned investor confidence, underpinning a double-digit gain for U.S. equities. Given the dwindling tail risk in Europe, the financial sector breathed a sigh of relief and the S&P financials sector rose 29%, the greatest advance among the S&P 500 sectors. Overall, the equity markets had a “risk-on” feel despite some volatility around uncertainties in the first half of the year.

2012’s largest gains came in the more domestically-focused cyclical sectors, including consumer discretionary (media and
specialty	retailers positioned to benefit from the housing recovery) and health care. While telecommunications rallied, other classically defensive sectors lagged, including utilities and consumer staples. As investors fretted over the rate of global growth in the face of European recession and below-trend growth in China, the commodities and energy sectors also struggled to keep pace. In the end, given the strong financials-sector leadership, the value style of investing outperformed growth for the year.

However, the Fund was well positioned to win in a market more friendly to cyclical sectors, with an overweight in consumer discretionary offsetting a sector underweight in financials relative to the S&P 500 Index. The Fund also benefited from its underweights in energy, utilities and staples.

Q.	What were the primary drivers of Fund performance?

A. The

Fund enjoyed broad-based stock selection strength, with notable outperformance among its health care, consumer discretionary, technology and materials holdings. During the year, valuations rose for holdings that were able to grow their businesses well above the rate of U.S. GDP growth. These innovative companies included Gilead and Amgen in biotechnology, Covidien in medical products, Visa in mobile payments, EBay and Google in internet service and Monsanto in agricultural biotechnology. Amid improved housing and employment data the Fund’s consumer discretionary holdings outperformed, driven by rallies in home retailer, Lowe’s, internet retailer, Amazon.com and Liberty Global and Discovery Communications the media industry. Drag from an underweight in the outperforming financials sector was amplified by underperformance in CME Group — the Fund simply did not own the diversified banks that snapped back (e.g., Bank of America) as their earnings growth rates and balance sheets did not meet the Fund’s investment criteria. Other individual holdings that trimmed

2

(Unaudited)

outperformance included Western Union, Baidu, Schlumberger, PepsiCo, United Parcel Service and Comcast (purchased in October, the Fund didn’t capture the stock’s entire year-to-date gain). Despite these detractors, the balance of the Fund’s stock selections performed well during the year.

Q.	Were there any significant changes to the Fund during the period?

A. Changes	to the Fund were modest during the twelve-month period ended December 31, 2012, with a 17% turnover rate. We ended the year with 36 stocks in the Fund, flat with the start of the year. At December 31, 2012, technology remained the largest sector in the Fund, however, the Fund modestly reduced its sector overweight versus the S&P 500 Index, taking profits in relative outperformers (e.g., Visa, EBay) and trimming positions where our level of conviction declined (e.g., trimming Western Union). We also reduced the Fund’s consumer discretionary overweight, trimming DirecTV, and eliminating Bed Bath & Beyond and Carnival Cruise Lines while initiating a position in Comcast. Within financials, we eliminated CB Richard Ellis and we swapped Anadarko for Halliburton in energy. The Fund continued to have an underweight in utilities and consumer staples at December 31, 2012. As we begin 2013 we remain focused on what we believe are financially strong companies with great management teams at attractive valuations. We favor companies with innovative products and services rather than business models tied to GDP growth. In a slow growth world, we believe the Fund’s collection of above-average growers will do well over the long term.

3

Premier Growth Equity Fund

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during period” to estimate the expenses paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2012 – December 31, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,074.40	4.54
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,020.86	4.42

*	Expenses are equal to the Fund’s annualized expense ratio of 0.87% (for the period July 1, 2012 - December 31, 2012), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

Premier Growth Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income. The Fund seeks to achieve its objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in a limited number of large-and medium-sized companies (meaning companies with a market capitalization of $2 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/12

	One Year	Five Year	Ten Year
Number of funds in peer group	395	356	307
Peer group average annual total return	15.80%	1.11%	6.86%
Morningstar category in peer group: U.S. Insurance Large Growth

Sector Allocation

as a % of Fair Value of $35,449 (in thousands) on December 31, 2012 (b)(c)

Top Ten Largest Holdings

as of December 31, 2012 as a % of Fair Value (b)(c)

Apple Inc.	5.61%
Qualcomm Inc.	4.51%
Schlumberger Ltd.	4.08%
Visa Inc.	4.02%
eBay Inc.	3.99%
Express Scripts Holding Co.	3.82%
Covidien PLC	3.81%
Dover Corp.	3.73%
Liberty Global Inc.	3.63%
Lowe’s Companies Inc.	3.59%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

For the Periods Ended December 31, 2012

Class 1 Shares (Inception Date 12/12/97)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Premier Growth Equity Fund	20.88%	3.56%	6.70%	$19,127
S&P 500 Index	16.00%	1.66%	7.10%	$19,866
Russell 1000 Growth Index	15.25%	3.12%	7.52%	$20,656

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Premier Growth Equity Fund

Schedule of Investments	December 31, 2012

Premier Growth Equity Fund

	Number of Shares	Fair Value
Common Stock — 94.0% †

Air Freight & Logistics — 2.7%

United Parcel Service Inc.	12,976	$956,721

Application Software — 1.6%

Intuit Inc.	9,397	559,122

Asset Management & Custody Banks — 2.4%

State Street Corp.	18,197	855,441	(c)

Biotechnology — 6.1%

Amgen Inc.	11,932	1,029,970
Gilead Sciences Inc.	15,214	1,117,469	(a)
		2,147,439

Broadcasting — 3.0%

Discovery Communications Inc.	18,048	1,055,808	(a)

Cable & Satellite — 6.5%

Comcast Corp.	17,155	616,722
DIRECTV	7,756	389,041	(a)
Liberty Global Inc.	21,926	1,288,152	(a)
		2,293,915

Casinos & Gaming — 1.5%

Las Vegas Sands Corp.	11,187	516,392

Communications Equipment — 5.7%

Cisco Systems Inc.	21,627	424,970	(d)
Qualcomm Inc.	25,804	1,600,364
		2,025,334

Computer Hardware — 5.6%

Apple Inc.	3,729	1,987,669

Data Processing & Outsourced Services — 8.4%

Paychex Inc.	29,831	928,937
The Western Union Co.	46,238	629,300
Visa Inc.	9,397	1,424,397
		2,982,634

Fertilizers & Agricultural Chemicals — 3.2%

Monsanto Co.	11,932	1,129,363

Healthcare Equipment — 3.8%

Covidien PLC	23,417	1,352,098

Healthcare Services — 3.8%

Express Scripts Holding Co.	25,058	1,353,132	(a)

	Number of Shares	Fair Value

Healthcare Supplies — 0.9%

DENTSPLY International Inc.	8,204	$324,960

Home Improvement Retail — 3.6%

Lowe’s Companies Inc.	35,797	1,271,509

Industrial Machinery — 3.7%

Dover Corp.	20,136	1,323,137

Internet Retail — 1.3%

Amazon.com Inc.	1,864	468,125	(a)

Internet Software & Services — 8.6%

Baidu Inc. ADR	10,441	1,047,128	(a)
eBay Inc.	27,743	1,415,448	(a)
Google Inc.	746	529,190	(a)
		2,991,766

Investment Banking & Brokerage — 2.0%

The Goldman Sachs Group Inc.	5,668	723,010

Oil & Gas Equipment & Services — 4.1%

Schlumberger Ltd.	20,882	1,446,914

Oil & Gas Exploration & Production — 1.3%

Anadarko Petroleum Corp.	6,414	476,624

Soft Drinks — 3.2%

PepsiCo Inc.	16,556	1,132,927

Specialized Finance — 3.1%

CME Group Inc.	21,627	1,096,705

Specialized REITs — 2.4%

American Tower Corp.	11,187	864,419

Specialty Stores — 2.0%

Dick’s Sporting Goods Inc.	15,662	712,465

Systems Software — 3.5%

Microsoft Corp.	27,594	737,588	(d)
Oracle Corp.	14,915	496,968
		1,234,556

Total Common Stock (Cost $24,907,838 )		33,282,185

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Premier Growth Equity Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value
Short-Term Investments — 6.1%
GE Institutional Money Market Fund—Investment Class 0.06% (Cost $2,167,264)		$2,167,264	(b,e)

Total Investments (Cost $27,075,102)		35,449,449

Liabilities in Excess of Other Assets, net — (0.1)%		(51,983)

NET ASSETS — 100.0%		$35,397,466

Other Information

The Fund had the following long futures contracts open at

December 31, 2012:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	March 2013	12	$852,060	$4,704

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Notes to Schedule of Investments	December 31, 2012

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.
(d)	At December 31, 2012 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(e)	GE Asset Management (“GEAM”), the investment adviser of the Fund, also serves as investment adviser of the GE Institutional Money Market Fund.

*	Less than 0.05%.

†	Percentages are based on net assets as of December 31, 2012.

Abbreviations:

ADR	American Depository Receipt

8

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08
Inception date	—		—		—		—		12/12/97
Net asset value, beginning of period	$71.78		$71.60		$64.30		$46.49		$78.95
Income/(loss) from investment operations:
Net investment income (loss)	0.78		0.15		0.14	*	0.20		0.30
Net realized and unrealized gains/(losses) on investments	14.20		0.19		7.32		17.81		(29.32)
Total income/(loss) from investment operations	14.98		0.34		7.46		18.01		(29.02)
Less distributions from:
Net investment income	0.77		0.16		0.16		0.20		0.26
Return of Capital	—		—		—		—		0.01
Net realized gains	—		—		—		—		3.17
Total distributions	0.77		0.16		0.16		0.20		3.44
Net asset value, end of period	$85.99		$71.78		$71.60		$64.30		$46.49
TOTAL RETURN(a)	20.88%		0.47%		11.61%		38.74%		(36.66)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$35,397		$37,871		$45,280		$48,620		$43,308
Ratios to average net assets:
Net investment income (loss)	0.84%		0.19%		0.22%		0.33%		0.36%
Net expenses	0.85%	(b)	0.91%	(b)	0.76%	(b)	0.90%	(b)	0.76%	(b)
Gross expenses	0.85%		0.92%		0.76%		0.90%		0.76%
Portfolio turnover rate	17%		21%		19%		18%		23%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management waiver of a portion of the Fund’s advisory and administrative fee in an amount equal to the advisory and administrative fee earned by GEAM with respect to the Fund’s investment in an affiliated Money Market Fund managed by GEAM.
*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities December 31, 2012

ASSETS
Investments in securities, at Fair Value (cost $24,907,838)	$33,282,185
Short-term affiliated investments (at amortized cost)	2,167,264
Income receivables	23,394
Receivable for fund shares sold	2,586
Variation margin receivable	25,148
Other assets	468
Total assets	35,501,045

LIABILITIES
Payable for Fund shares redeemed	38,496
Payable to GEAM	19,601
Accrued other expenses	45,482
Total liabilities	103,579
NET ASSETS	$35,397,466

NET ASSETS CONSIST OF
Capital paid in	28,410,313
Undistributed net investment income	1,167
Accumulated net realized loss	(1,393,065)
Net unrealized appreciation on:
Investments	8,374,347
Futures	4,704
NET ASSETS	$35,397,466
Shares outstanding ($0.01 par value; unlimited shares authorized)	411,655
Net asset value per share	$85.99

The accompanying Notes are an integral part of these financial statements.

10

Statements of Operations For the year ended December 31, 2012

INVESTMENT INCOME
Income
Dividend	$643,191
Interest	506
Interest from affiliated investments	784
Total income	644,481

Expenses
Advisory and administration fees	248,919
Directors’ fees	1,639
Custody and accounting expenses	34,060
Professional fees	18,772
Other expenses	22,676
Total expenses before waivers	326,066
Less: Fees waived by the adviser	(1,422)
Net expenses	324,644
Net investment income	319,837

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	4,197,907
Futures	(140,978)

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	3,041,394
Futures	(11,591)
Net realized and unrealized gain on Investments	7,086,732
Net increase in net assets resulting from operations	$7,406,569

The accompanying Notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$319,837	$79,873
Net realized gain on investments and futures	4,056,929	1,979,153
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	3,029,803	(1,697,130)
Net increase from operations	7,406,569	361,896
Distributions to shareholders from:
Net investment income
Class 1	(318,846)	(82,406)
Class 4 *	—	—
Total distributions	(318,846)	(82,406)
Increase in assets from operations and distributions	7,087,723	279,490
Share transactions:
Proceeds from sale of shares
Class 1	1,548,094	1,061,170
Class 4 *	—	—
Value of distributions reinvested
Class 1	318,846	82,406
Class 4 *	—	—
Cost of shares redeemed
Class 1	(11,428,189)	(8,830,674)
Class 4 *	—	(10,658)
Net decrease from share transactions	(9,561,249)	(7,697,756)
Total decrease in net assets	(2,473,526)	(7,418,266)

NET ASSETS
Beginning of period	37,870,992	45,289,258
End of period	$35,397,466	$37,870,992
Undistributed (distributions in excess of) net investment income, end of period	$1,167	$(475)

CHANGES IN FUND SHARES

Class 1
Shares sold	18,711	14,293
Issued for distributions reinvested	3,738	1,155
Shares redeemed	(138,422)	(120,204)
Net Decrease in fund shares	(115,973)	(104,756)

Class 4 *
Shares redeemed	—	(136)
Net decrease in fund shares	—	(136)

*	Share Class 4 was closed effective April 30, 2011

The accompanying Notes are an integral part of these financial statements.

12

Notes to Financial Statements	December 31, 2012

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund (the “Fund”), Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, Income Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund entered into derivative transactions to gain market exposure for residual and accumulating cash positions.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invested in futures for a variety of portfolio management purposes such as gaining market exposure for accumulating and residual cash positions, or when the transactions were economically appropriate to reduce risks inherent in the management of the Fund. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

13

Notes to Financial Statements	December 31, 2012

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and

model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Company’s Board of Directors (the “Board”) that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

14

Notes to Financial Statements	December 31, 2012

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2012:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities†
Common Stock	$33,282,185	$—	$—	$33,282,185
Short-Term Investments	2,167,264	—	—	2,167,264

Total Investments in Securities	$35,449,449	$—	$—	$35,449,449

Other Financial Instruments *
Futures Contracts — Unrealized Appreciation	$4,704	$—	$—	$4,704

†	See Schedule of Investments for Industry Classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation at period end.

There were no transfers between the fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

15

Notes to Financial Statements	December 31, 2012

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2012.

	Asset Derivatives December 31, 2012		Liability Derivatives December 31, 2012
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	4,704*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts reported in the Schedule of Investments and as within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities

Shown below are the effects of derivative instruments on each Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	14,274,818/ (13,982,926)	(140,978)	(11,591)

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.10% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Fund generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of the Fund’s total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2012.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Board effective November 15, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s advisory and administrative fee in the amount equal to the advisory and administrative fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund, if any.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of

16

Notes to Financial Statements	December 31, 2012

the mutual fund platforms and share classes served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2012 were as follows:

Non-U.S. Government Securities
Purchases	Sales
$6,141,497	$16,158,910
8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2009, 2010, 2011, and 2012 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2012, information on the tax components of capital was as follows:

Cost of Investments For Tax Purposes	Gross Unrealized Tax		Net Tax Appreciation / (Depreciation)		Undistributed		Late-Year Losses
	Appreciation	Depreciation	Investments	Derivatives / Currency	Income	Accumulated Capital Loss
$28,185,921	$8,683,857	$(1,420,329)	$7,263,528	$—	$1,167	$(277,048)	$(494)

As of December 31, 2012, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

Amount
Short-Term	Long-Term	Expires
$ 277,048	$—	12/31/2018

These amounts will be available to offset future taxable capital gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2012 the Fund utilized $3,351,777 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2012 as follows:

Capital	Ordinary
$ 494	$—

17

Notes to Financial Statements	December 31, 2012

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2012	$318,846	$—	$318,846
2011	82,406	—	82,406

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, investments organized as partnerships for tax purposes, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassification for the year ended December 31, 2012 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Unrealized Gain	Paid in Capital
$651	$(826)	$—	$175

18

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Premier Growth Equity Fund, a series of GE Investments funds, as of December 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Premier Growth Equity Fund as of December 31, 2012, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 15, 2013

19

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 14 and December 17, 2012.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the

20

Advisory and Administrative Agreement Renewal	(Unaudited)

Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and the Fund’s recent strong performance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business in the past, and that GEAM continues to make substantial investments in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a moderate decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

21

Advisory and Administrative Agreement Renewal	(Unaudited)

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

22

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    63

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1988.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member of the Board of Governors for the Investment Company Institute since October 2006; Director of GE Asset Management (Ireland) Limited, since February 1999; GE Asset Management Funds Plc since 1998; GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998; Trustee of General Electric Pension Trust since 1988; and Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Director of GE Investment Distributors, Inc. since June 2011; and Trustee and Executive Vice President of GE Funds from July 2007 to February 2011.

23

Additional Information	(Unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 2 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified – 7 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

24

Additional Information	(Unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified – 9 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    66

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    Managing General Partner, NGN Capital LLC since 2006; Treasurer of NeuroScience Research Institute since 1986; and Vice President of Walden Capital Management from 1996 to 2008.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

25

Additional Information	(Unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    66

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – 1 year.

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

26

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Public Investments

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Executive Vice President – Strategy and Business Development Leader

Jessica Holscott, Executive Vice President, Chief Financial Officer

Ralph R. Layman, Executive Vice President and Chief Investment Officer Emeritus Public Equities

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Solutions

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

27

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900
Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Core Value Equity Fund

Annual Report

December 31, 2012

GE Investments Funds, Inc.

Core Value Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2012 (Unaudited)

The information provided on the performance pages relates to the GE Investments Core Value Equity Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2013 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Core Value Equity Fund	(Unaudited)

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The Core Value Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus’ trade decisions.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the Fund since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. equities group from 1995 through 2001 and became an associate portfolio manager for the Fund in August 1999.

Q.	How did the Core Value Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2012?

A.

For the twelve-month period ended December 31, 2012, the Core Value Equity Fund returned 13.41%. The S&P 500® Index (S&P 500 Index), the Fund’s benchmark, returned 16.00% and the Fund’s Morningstar peer group of 340 U.S. Insurance Large Blend Funds returned an average of 15.03% over the same period.

Q.	What market conditions affected the Fund performance?

A.	The year ended December 31, 2012 was marked by lessening sovereign debt risk in Europe, which helped to restore confidence riskier assets including equities. In the U.S., positive economic data, from housing to incremental improvements in the labor market, underpinned a strong double-digit gain for U.S. equities. The 16% return in the S&P 500 Index was driven by approximately 6% earnings per share growth, close to 3% from reinvested dividends, and the remaining 7% from multiple expansion. European equity markets in general also generated strong returns. Given the dwindling tail risk in Europe, the financial sector breathed a sigh of relief and the S&P financials sector rose 29%, the greatest advance among the S&P 500 Index sectors.

Strong annual returns were also generated from consumer discretionary (media and specialty retailers positioned to benefit from the housing recovery) and health care. While telecommunications rallied, other classically defensive sectors lagged, including utilities and consumer staples. As investors fretted about the rate of global growth in the face of European recession and below-trend growth in China, the energy sector (S&P 500 Index returns of 5%) also struggled to keep pace. As volatility and correlations subsided, the environment ended the year much more amenable to stock selection over market timing.

Q.	What were the primary drivers of Fund performance?

A.

The Fund’s consumer discretionary holdings contributed positively to performance, driven by a significant overweight in media holdings. Time Warner, Disney and Comcast all contributed positively to the Fund’s media outperformance. Within the retail segment, Macy’s and Target also outperformed. The Fund’s health care holdings were also important contributors, as Amgen, Covidien and Perkin Elmer each performed well. We view these companies as “best of breed” within biotechnology, devices and life science tool segments, respectively. Finally, the Fund benefited from its overweight in the financials sector, with key contributions from two outperforming asset managers, Invesco and

2

(Unaudited)

Ameriprise. However, the Fund was underweighted in the universal bank group, which snapped back from extremely low price-to-book ratios as European financial meltdown fears subsided.

In addition to financials stock selection and an underweight in the outperforming telecom sector, the commodity-oriented sectors detracted from returns. In materials, Allegheny Technologies pressured relative performance, as many investors became concerned about an oversupply of stainless steel and titanium. This offset the positive story regarding increasing demand from the aerospace and energy industries. Within the energy sector, the Fund’s investment in four oil and gas companies detracted from Fund performance. Anadarko Petroleum, Chevron, Hess and Occidental Petroleum all struggled as increasing costs and lower revenues squeezed returns. We believe that the Fund’s holdings are improving their cost structures and have the potential to thrive in a less volatile energy price environment. Archer Daniels Midland (ADM) dragged on performance as the stock lagged due to the U.S. drought and its negative corn-crop impacts. Within technology, Western Union was a key detractor due to price-cuts that caught investors by surprise, and we held a relatively small weight in the stock at year-end.

Q.	Were there any significant changes to the Fund during the period?

A.	Over the course of the twelve-month period we added more assets to our highest-conviction holdings, increasing the number of positions with greater-than 1.5% weights over the benchmark. This change impacted the number of overall holdings in the portfolio. The Fund began the year with 95 holdings and ended the year with 75.

At December 31, 2012, the Fund’s largest overweights were the health care and financials sectors, while its key underweights were in consumer staples and telecommunications (driven by high relative valuations in these sectors). In health care, we added to the Fund’s overweight with new holdings in Medtronic, Agilent, and Cardinal Health and meaningful increases in other core holdings like Johnson & Johnson, PerkinElmer and Covidien. We also increased the Fund’s media exposure with new holdings in CBS and Comcast. We took advantage of attractive valuations within industrials and energy, going from underweight to overweight in these sectors as stock prices pulled back with concerns over global economic weakness. Deere and Halliburton were new holdings, and we added to the Fund’s positions of Eaton, Honeywell, Occidental Petroleum, Anadarko Petroleum and Schlumberger.

The Fund’s financials sector overweight (versus the benchmark) declined to just over 1.5% at year-end. We eliminated positions in State Street Corp, Bank of America, Comerica and several insurance holdings, including Chubb, RennaissanceRe, MetLife and The Hartford. We took more of a “best of breed” approach to investing in the industry segments within the sector, based on strong recommendations from our research team. Thus, we initiated a position in AIG, a leading P&C underwriter which has been transforming its culture, selling assets and buying back its stock, as the U.S. Treasury exited as a shareholder. We also bought universal bank, Citigroup, and added to asset manager, Invesco, and Wells Fargo in the banking/mortgage industry.

3

Core Value Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during period” to estimate the expenses paid during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2012 – December 31, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,059.30	5.95
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,019.71	5.84

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15% (for the period July 1, 2012 – December 31, 2012), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

Core Value Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks to achieve its objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in U.S. companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/12

	One Year	Five Year	Ten Year
Number of funds in peer group	340	317	265
Peer group average annual total return	15.03%	0.67%	6.47%
Morningstar category in peer group: U.S. Insurance Large Blend

Sector Allocation

as a % of Fair Value of $15,607 (in thousands) on December 31, 2012 (b)(c)

Top Ten Largest Holdings

as of December 31, 2012 (as a % of Fair Value) (b)(c)

Apple Inc.	2.91%
Wells Fargo & Co.	2.85%
Pfizer Inc.	2.58%
Microsoft Corp.	2.57%
Cisco Systems Inc.	2.52%
Johnson & Johnson	2.48%
Chevron Corp.	2.46%
PepsiCo Inc.	2.42%
Qualcomm Inc.	2.29%
American International Group Inc.	2.23%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

For the Periods Ended December 31, 2012

Class 1 Shares (Inception date 4/28/00)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Core Value Equity Fund	13.41%	0.93%	6.75%	$19,218
S&P 500 Index	16.00%	1.66%	7.10%	$19,866

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Core Value Equity Fund

Schedule of Investments	December 31, 2012

Core Value Equity Fund

	Number of Shares	Fair Value
Common Stock — 97.1%†

Advertising — 1.7%

Omnicom Group Inc.	5,260	$262,790

Aerospace & Defense — 2.0%

Honeywell International Inc.	4,934	313,161

Agricultural Products — 1.1%

Archer-Daniels-Midland Co.	6,012	164,669

Air Freight & Logistics — 1.6%

United Parcel Service Inc.	3,356	247,438

Asset Management & Custody Banks — 3.3%

Ameriprise Financial Inc.	4,208	263,547
Invesco Ltd.	9,768	254,847
		518,394

Automobile Manufacturers — 1.1%

Ford Motor Co.	12,901	167,068

Automotive Retail — 0.5%

AutoZone Inc.	195	69,114	(a)

Biotechnology — 1.3%

Amgen Inc.	2,380	205,442

Broadcasting — 0.6%

CBS Corp.	2,505	95,315

Cable & Satellite — 2.1%

Comcast Corp.	8,641	323,001

Communications Equipment — 4.8%

Cisco Systems Inc.	20,038	393,747
Qualcomm Inc.	5,761	357,298
		751,045

Computer Hardware — 2.9%

Apple Inc.	852	454,141

Construction & Farm Machinery & Heavy Trucks — 2.5%

Cummins Inc.	1,002	108,567
Deere & Co.	3,180	274,816
		383,383

Consumer Finance — 1.9%

American Express Co.	5,210	299,471

	Number of Shares	Fair Value

Data Processing & Outsourced Services — 0.4%

The Western Union Co.	5,009	$68,172

Department Stores — 0.7%

Macy's Inc.	2,755	107,500

Diversified Chemicals — 0.8%

PPG Industries Inc.	927	125,470

Diversified Financial Services — 5.1%

Citigroup Inc.	6,011	237,796
JPMorgan Chase & Co.	2,605	114,541
Wells Fargo & Co.	13,025	445,195
		797,532

Drug Retail — 1.1%

CVS Caremark Corp.	3,508	169,612

Electric Utilities — 0.8%

NextEra Energy Inc.	1,879	130,008

Electrical Components & Equipment — 0.8%

Eaton Corp PLC	2,380	128,996

Fertilizers & Agricultural Chemicals — 0.8%

Potash Corporation of Saskatchewan Inc.	2,956	120,280

General Merchandise Stores — 0.8%

Target Corp.	2,129	125,973

Healthcare Distributors — 1.7%

Cardinal Health Inc.	6,387	263,016

Healthcare Equipment — 3.8%

Covidien PLC	5,010	289,277
Medtronic Inc.	6,763	277,418
Stryker Corp.	501	27,465
		594,160

Healthcare Facilities — 0.2%

HCA Holdings Inc.	1,152	34,756

Healthcare Services — 0.4%

Express Scripts Holding Co.	1,001	54,054	(a)

Heavy Electrical Equipment — 0.7%

ABB Ltd. ADR	4,934	102,578

Home Improvement Retail — 0.8%

Lowe's Companies Inc.	3,256	115,653

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Core Value Equity Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Independent Power Producers & Energy Traders — 1.9%

AES Corp.	13,526	$144,728
Calpine Corp.	7,815	141,686	(a)
		286,414

Industrial Machinery — 0.5%

Dover Corp.	1,253	82,335

Integrated Oil & Gas — 6.6%

Chevron Corp.	3,557	384,654
Exxon Mobil Corp.	2,154	186,429	(c)
Hess Corp.	2,605	137,961
Occidental Petroleum Corp.	4,008	307,052
		1,016,096

Integrated Telecommunication Services — 0.4%

AT&T Inc.	2,004	67,555

Internet Software & Services — 2.1%

Google Inc.	451	319,926	(a)

IT Consulting & Other Services — 1.2%

International Business Machines Corp.	1,002	191,934

Life & Health Insurance — 1.0%

Prudential Financial Inc.	2,881	153,644

Life Sciences Tools & Services — 2.2%

Agilent Technologies Inc.	4,385	179,522
PerkinElmer Inc.	5,010	159,017
		338,539

Movies & Entertainment — 2.5%

The Walt Disney Co.	1,000	49,790
Time Warner Inc.	7,138	341,411
		391,201

Multi-Line Insurance — 2.2%

American International Group Inc.	9,851	347,740	(a)

Oil & Gas Equipment & Services — 2.5%

Halliburton Co.	4,459	154,682
Schlumberger Ltd.	3,381	234,269
		388,951

Oil & Gas Exploration & Production — 3.0%

Anadarko Petroleum Corp.	3,156	234,522
Marathon Oil Corp.	7,515	230,410
		464,932

Packaged Foods & Meats — 1.3%

Mondelez International Inc.	7,766	197,800

	Number of Shares	Fair Value

Pharmaceuticals — 6.1%

Johnson & Johnson	5,511	$386,321
Novartis AG ADR	2,505	158,567
Pfizer Inc.	16,032	402,082
		946,970

Property & Casualty Insurance — 1.7%

ACE Ltd.	3,382	269,884

Railroads - 1.1%

CSX Corp.	8,267	163,108

Regional Banks — 1.7%

Regions Financial Corp.	36,320	258,598

Research & Consulting Services — 0.8%

Nielsen Holdings N.V.	4,058	124,134	(a)

Semiconductors — 1.7%

Altera Corp.	2,631	90,611
Analog Devices Inc.	2,254	94,803
Texas Instruments Inc.	2,755	85,239
		270,653

Soft Drinks — 4.1%

Coca-Cola Enterprises Inc.	8,266	262,280
PepsiCo Inc.	5,511	377,118
		639,398

Specialty Chemicals — 0.7%

LyondellBasell Industries N.V.	1,976	112,810

Steel — 0.8%

Allegheny Technologies Inc.	3,882	117,857

Systems Software — 4.7%

Microsoft Corp.	15,029	401,725	(c)
Oracle Corp.	9,643	321,304
		723,029

Total Common Stock (Cost $13,365,7421)		15,065,700
Exchange Traded Funds — 1.8%

Financial Select Sector SPDR Fund	3,461	56,761	(e)
Industrial Select Sector SPDR Fund	5,911	224,027	(c,e)

Total Exchange Traded Funds (Cost $266,021)		280,788

Total Investments in Securities (Cost $13,631,762)		15,346,488

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Core Value Equity Fund

Schedule of Investments	December 31, 2012

	Fair Value
Short-Term Investments — 1.6%
GE Institutional Money Market Fund — Investment Class 0.06% (Cost $260,806)	$260,806	(b,d)

Total Investments (Cost $13,892,568)	15,607,294

Liabilities in Excess of Other Assets, net — (0.5)%	(84,509)

NET ASSETS — 100.0%	$15,522,785

Other Information

The Fund had the following long futures contracts open at December 31, 2012:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	March 2013	2	$142,010	$784

See Notes to Schedule of Investments and Notes to Financial Statements.

8

Notes to Schedule of Investments	December 31, 2012

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	At December 31, 2012 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(d)	GE Asset Management (“GEAM”), the investment adviser of the Fund, also serves as investment adviser of the GE Institutional Money Market Fund.

(e)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

†	Percentages are based on net assets as of December 31, 2012.

Abbreviations:

ADR	American Depository Receipt

SPDR	Standard & Poors Depository Receipts

9

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08
Inception date	—		—		—		—		4/28/00
Net asset value, beginning of period	$8.63		$8.85		$8.04		$6.48		$10.16
Income/(loss) from investment operations:
Net investment income	0.12		0.08		0.11	*	0.08		0.11
Net realized and unrealized gains/(losses) on investments	1.04		(0.22)		0.82		1.57		(3.46)
Total income/(loss) from investment operations	1.16		(0.14)		0.93		1.65		(3.35)
Less distributions from:
Net investment income	0.12		0.08		0.12		0.09		0.12
Net realized gains	—		—		—		—		0.21
Total distributions	0.12		0.08		0.12		0.09		0.33
Net asset value, end of period	$9.67		$8.63		$8.85		$8.04		$6.48
TOTAL RETURN(a)	13.41%		(1.60)%		11.57%		25.40%		(32.94)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$15,523		$16,251		$19,756		$21,847		$20,361
Ratios to average net assets:
Net investment income	1.14%		0.80%		1.32%		1.16%		1.18%
Net expenses	1.08%	(b)	1.28%	(b)	0.97%	(b)	1.24%	(b)	0.95%	(b)
Gross expenses	1.08%		1.28%		0.97%		1.24%		0.95%
Portfolio turnover rate	62%		49%		45%		61%		68%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s advisory and administrative fee in an amount equal to the advisory and administrative fee earned by GEAM with respect to the Fund’s investment in an affiliated money market fund managed by GEAM.
*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities December 31, 2012

ASSETS
Investments in securities, at Fair Value (cost $13,631,762)	$15,346,488
Short-Term affiliated investments (at amortized cost)	260,806
Receivable for investments sold	115,435
Income receivables	13,375
Receivable for fund shares sold	623
Variation margin receivable	3,610
Other assets	602
Total Assets	15,740,939

LIABILITIES
Payable for Investments purchased	151,693
Payable for Fund shares redeemed	10,752
Payable to GEAM	8,513
Accrued other expenses	47,196
Total Liabilities	218,154
NET ASSETS	$15,522,785

NET ASSETS CONSIST OF
Capital paid in	14,448,272
Undistributed (distribution in excess of) net investment income	50
Accumulated net realized loss	(641,047)
Net unrealized appreciation on:
Investments	1,714,726
Futures	784
NET ASSETS	$15,522,785
Shares outstanding ($0.01 par value; unlimited shares authorized)	1,604,753
Net asset value per share	$9.67

The accompanying Notes are an integral part of these financial statements.

11

Statement of Operations For the year ended December 31, 2012

INVESTMENT INCOME
Income
Dividend	$360,734
Interest	580
Interest from affiliated investments	314
Less: Foreign taxes withheld	(2,057)
Total Income	359,571

Expenses
Advisory and administration fees	105,534
Distribution fees Class 4*	23
Directors’ fees	687
Custody and accounting expenses	37,856
Professional fees	17,987
Other expenses	13,101
Total expenses before waivers	175,188
Less: Fees waived by the adviser	(594)
Net expenses	174,594
Net investment income	184,977

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Realized gain (loss) on:
Investments	1,143,644
Futures	74,001

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	666,127
Futures	5,139
Net realized and unrealized gain on Investments	1,888,911
Net increase in net assets resulting from operations	$2,073,888

*	Share Class 4 was closed effective June 29, 2012

The accompanying Notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$184,977	$144,038
Net realized gain on investments and futures	1,217,645	1,546,491
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	671,266	(1,929,577)
Net increase (decrease) from operations	2,073,888	(239,048)
Distributions to shareholders from:
Net investment income
Class 1	(185,461)	(146,121)
Class 4*	—	(42)
Total distributions	(185,461)	(146,163)
Increase (decrease) in assets from operations and distributions	1,888,427	(385,211)
Share transactions:
Proceeds from sale of shares
Class 1	361,601	318,371
Class 4*	—	—
Value of distributions reinvested
Class 1	185,461	146,121
Class 4*	—	42
Cost of shares redeemed
Class 1	(3,163,471)	(3,583,731)
Class 4*	(10,053)	—
Net decrease from share transactions	(2,626,462)	(3,119,197)
Total decrease in net assets	(738,035)	(3,504,408)

NET ASSETS
Beginning of period	16,260,820	19,765,228
End of period	$15,522,785	$16,260,820
Undistributed (distributions in excess of) net investment income, end of period	$50	$(1,492)
CHANGES IN FUND SHARES

Class 1
Shares sold	38,255	35,822
Issued for distributions reinvested	19,279	17,050
Shares redeemed	(336,258)	(402,427)
Net decrease in fund shares	(278,724)	(349,555)

Class 4*
Issued for distributions reinvested	—	5
Shares redeemed	(1,089)	—
Net increase (decrease) in fund shares	(1,089)	5

*	Share Class 4 was closed effective June 29, 2012

The accompanying Notes are an integral part of these financial statements.

13

Notes to Financial Statements	December 31, 2012

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund (the “Fund”), Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts. Class 4 shares were closed on June 29, 2012.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Derivatives The Fund is subject to equity price risk, in the normal course of pursuing its investment objective. The Fund entered into derivative transactions to gain market exposure for residual and accumulating cash positions.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invested in futures for a variety of portfolio management purposes such as gaining market exposure for accumulating and residual cash positions, or when the transactions were economically appropriate to reduce risks inherent in the management of the Fund. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the

14

Notes to Financial Statements	December 31, 2012

ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are charged to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

15

Notes to Financial Statements	December 31, 2012

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Company’s Board of Directors (the “Board”) that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2012:

Investments	Level 1	Level 2	Level 3	Total

Investments In Securities†
Common Stock	$15,065,700	$—	$—	$15,065,700
Exchange Traded Funds	280,788	—	—	280,788
Short-Term Investments	260,806	—	—	260,806

Total Investments In Securities	$15,607,294	$—	$—	$15,607,294

Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$784	$—	$—	$784

†	See Schedule of Investments for Industry Classifications
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation at period end.

There were no transfers between the fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

16

Notes to Financial Statements	December 31, 2012

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2012.

	Asset Derivatives December 31, 2012		Liability Derivatives December 31, 2012
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	784*	Liabilities, Net Assets – Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts reported in the Schedule of Investments and as within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operation, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/(depreciation) on Futures	3,364,804/ (3,928,814)	74,001	5,139

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.10% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Fund generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2012.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Board effective March 16, 2000 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s advisory and administrative fee in the amount equal to the advisory and administrative fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund, if any.

Distribution and Service (12b-1) Fee Prior to the closure of Class 4 shares on June 29, 2012 the Company had adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund could compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or

17

Notes to Financial Statements	December 31, 2012

other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offered such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares was not exceed to 0.45% of the average daily net assets of the Fund attributable to such share class.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2012 were as follows:

Non-U.S. Government Securities
Purchases	Sales
$ 9,627,545	$11,617,245
8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2009, 2010, 2011, and 2012 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2012, information on the tax components of capital was as follows:

Cost of Investments For Tax Purposes	Gross Unrealized Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accumulated Capital Loss	Late-Year Losses
$ 14,007,098	$1,963,196	$(363,000)	$1,600,196	$—	$50	$(525,733)	$—

As of December 31, 2012, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

Amount
Short-Term	Long-Term	Expires
$525,733	$—	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

18

Notes to Financial Statements	December 31, 2012

During the year ended December 31, 2012, the Fund utilized $1,058,665 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the year ended December 31, 2012.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2012	$185,461	$—	$185,461
2011	146,163	—	146,163

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, investments organized as partnerships for tax purposes, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2012 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Unrealized Gain	Paid in Capital
$2,026	$(2,560)	$—	$534

19

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Core Value Equity Fund, a series of GE Investments funds, as of December 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GEI Core Value Equity Fund as of December 31, 2012, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 15, 2013

20

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 14 and December 17, 2012.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board

21

Advisory and Administrative Agreement Renewal	(Unaudited)

members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and the relative underperformance in recent periods. The Board members discussed GEAM’s investment approach with respect to the Fund and the reasons for the Fund’s relative underperformance in recent periods.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business in the past, and that GEAM continues to make substantial investments in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a moderate decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

22

Advisory and Administrative Agreement Renewal	(Unaudited)

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

23

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    63

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1988.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member of the Board of Governors for the Investment Company Institute since October 2006; Director of GE Asset Management (Ireland) Limited, since February 1999; GE Asset Management Funds Plc since 1998; GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998; Trustee of General Electric Pension Trust since 1988; and Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Director of GE Investment Distributors, Inc. since June 2011; and Trustee and Executive Vice President of GE Funds from July 2007 to February 2011.

24

Additional Information	(Unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 2 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified – 7 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

25

Additional Information	(Unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified – 9 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    66

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    Managing General Partner, NGN Capital LLC since 2006; Treasurer of NeuroScience Research Institute since 1986; and Vice President of Walden Capital Management from 1996 to 2008.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

26

Additional Information	(Unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    66

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – 1 year.

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

27

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Public Investments

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Executive Vice President – Strategy and Business Development Leader

Jessica Holscott, Executive Vice President, Chief Financial Officer

Ralph R. Layman, Executive Vice President and Chief Investment Officer Emeritus Public Equities

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Solutions

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

28

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Small-Cap Equity Fund

Annual Report

December 31, 2012

GE Investments Funds, Inc.

Small-Cap Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2012 (Unaudited)

The information provided on the performance page relates to the GE Investments Small-Cap Equity Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Russell 2000® Index is an unmanaged market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. domiciled companies.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management Incorporated in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management Incorporated’s presentation thereof.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2013 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Small-Cap Equity Fund	(Unaudited)

David Wiederecht

President and Chief

Investment Officer-

Investment Solutions

The Small-Cap Equity Fund utilizes a multiple sub-adviser Fund structure that utilizes several sub-advisers to manage the Fund’s assets. The Fund is managed by David Wiederecht, who is vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. David Wiederecht has full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Palisade Capital Management L.L.C.; Champlain Investment Partners, LLC; GlobeFlex Capital, LP; Kennedy Capital Management, Inc.; and SouthernSun Asset Management, LLC.

David Wiederecht is the President and Chief Investment Officer — Investment Solutions and a Director at GE Asset Management. He has served as a portfolio manager of the Small-Cap Equity Fund since September 2010. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President — Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director — Alternative Investments from 2004 to 2008, and President and Chief Investment Officer — Investment Solutions since 2008.

Q.	How did the GE Investments Small-Cap Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2012?

A. For

the twelve-month period ended December 31, 2012, the GE Investments Small-Cap Equity Fund returned 14.57%. The Russell 2000®Index, the Fund’s benchmark, returned 16.36% and the Fund’s Morningstar peer group of 149 Small Blend Funds returned an average of 15.82% over the same period.

Q.	What market conditions affected the Fund’s performance?

A. The	Fund was positively impacted by central government actions to keep interest rates low, reflate assets through quantitative easing and explicitly state that they would support the markets in the event of any major negative shocks. This provided an environment that was supportive of risk assets as all major equity indices advanced during the year and U.S. mid- and small-capstocks both outperformed U.S. large cap stocks. While the markets experienced bouts of volatility throughout the year and GDP growth was sluggish, companies were able to grow earnings primarily due to continued weakness in the labor markets and a low inflation environment.

Q.	What were the primary drivers of the Fund’s performance?

A. The	Fund lagged the Russell 2000 Index in 2012. The underperformance was mainly attributable to weak performance from several of the Fund’s sub-advisors, in particular, Champlain Investment Partners. Champlain’s investment process, which focuses on high quality companies, was unable to match the strong returns of the market. The overall Fund was also negatively impacted by its sector positioning. The Fund had a large underweight to the financial sector, which outperformed the Russell 2000 Index, and was overweight the energy sector, which was the worst performing sector within the Russell 2000 Index for the year. An average weight of 3.9% held in cash throughout the year also acted as a drag on the Fund.

Q.	Were there any significant changes to the Fund during the period?

A. The	Fund’s sector allocations were changed during the past twelve months. The most significant changes were a decrease in the allocation to the telecom sector, which decreased by over 250 basis points, followed by a decrease in the allocation to consumer discretionary stocks. The largest increase in the Fund’s sector positioning was in the industrial sector, which increased its overweight position by 187 basis points, and remained the Fund’s largest overweight.

2

Small-Cap Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period” to estimate the expenses paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2012 - December 31, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,073.90	7.25
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,018.40	7.05

*	Expenses are equal to the Fund’s annualized expense ratio of 1.39% (for the period July 1, 2012 - December 31, 2012), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

3

Small-Cap Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks its to achieve objective by investing at least 80% of its net assets under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund uses a multi-sub-adviser investment strategy that combines growth, value and core investment management styles. This orientation will typically produce a portfolio that does not materially favor value or growth style investing, and allows the Fund the potential to benefit from both value and growth cycles in the marketplace.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/12

	One Year	Five Year	Ten Year
Number of funds in peer group	149	137	113
Peer group average annual total return	15.82%	3.15%	8.99%
Morningstar category in peer group: U.S. Insurance Small Blend Funds.

Sector Allocation

as a % of Fair Value of $41,909 (in thousands) on December 31, 2012 (b)(c)

Top Ten Largest Holdings

as of December 31, 2012 as a % of Fair Value (b)(c)

Sensient Technologies Corp.	1.13%
IDEX Corp.	1.04%
LKQ Corp.	0.96%
Arbitron Inc.	0.91%
Packaging Corporation of America	0.91%
Genesee & Wyoming Inc.	0.85%
Bio-Reference Labs Inc.	0.85%
Omega Healthcare Investors Inc. (REIT)	0.85%
Trinity Industries Inc.	0.84%
John Wiley & Sons Inc.	0.79%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

For the Periods Ended December 31, 2012

Class 1 Shares (Inception date 4/28/00)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Small-Cap Equity Fund	14.57%	4.23%	8.37%	$22,335
Russell 2000 Index	16.36%	3.55%	9.71%	$25,268

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair value basis is inclusive of short term investment in GE Institutional Money Market Fund Investment Class.
*	Less than 0.01%.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions on the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

4

Small-Cap Equity Fund

Schedule of Investments	December 31, 2012

Small-Cap Equity Fund

	Number of Shares	Fair Value
Common Stock — 92.7%†

Advertising — 1.0%

Arbitron Inc.	8,160	$380,909
ReachLocal Inc.	1,700	21,947	(a)
		402,856

Aerospace & Defense — 1.1%

Esterline Technologies Corp.	2,889	183,769	(a)
Moog Inc.	854	35,040	(a)
Sypris Solutions Inc.	3,100	12,276
Teledyne Technologies Inc.	2,825	183,822	(a)
Triumph Group Inc.	643	41,988
		456,895

Agricultural Products — 0.8%

Darling International Inc.	18,740	300,590	(a)
Fresh Del Monte Produce Inc.	1,674	44,110
		344,700

Air Freight & Logistics — 0.5%

Hub Group Inc.	3,200	107,520	(a)
UTi Worldwide Inc.	6,300	84,420
		191,940

Alternative Carriers — 0.0%*

Vonage Holdings Corp.	5,800	13,746	(a)

Aluminum — 0.1%

Kaiser Aluminum Corp.	400	24,676

Apparel Retail — 1.0%

Aeropostale Inc.	8,890	115,659	(a)
American Eagle Outfitters Inc.	4,165	85,424
ANN Inc.	600	20,304	(a)
Express Inc.	724	10,925	(a)
Genesco Inc.	165	9,075	(a)
The Buckle Inc.	3,955	176,551
		417,938

Apparel, Accessories & Luxury Goods — 1.4%

Columbia Sportswear Co.	4,772	254,634
Iconix Brand Group Inc.	14,075	314,154	(a)
Maidenform Brands Inc.	1,605	31,281	(a)
		600,069

Application Software — 4.2%

ACI Worldwide Inc.	4,034	176,245	(a)
Advent Software Inc.	3,300	70,554	(a)
Aspen Technology Inc.	900	24,876	(a)
Blackbaud Inc.	8,740	199,534

	Number of Shares	Fair Value
Bottomline Technologies Inc.	6,300	$166,257	(a)
Fair Isaac Corp.	500	21,015
Mentor Graphics Corp.	1,500	25,530	(a)
Monotype Imaging Holdings Inc.	1,700	27,166
Netscout Systems Inc.	850	22,092	(a)
NICE Systems Ltd. ADR	4,200	140,616	(a)
Parametric Technology Corp.	12,355	278,111	(a)
PROS Holdings Inc.	4,300	78,647	(a)
QLIK Technologies Inc.	8,400	182,448	(a)
SolarWinds Inc.	450	23,603	(a)
Solera Holdings Inc.	1,355	72,452
SS&C Technologies Holdings Inc.	10,460	241,835	(a)
Tyler Technologies Inc.	500	24,220	(a)
		1,775,201

Asset Management & Custody Banks — 1.4%

Affiliated Managers Group Inc.	2,025	263,554	(a)
Financial Engines Inc.	5,000	138,750	(a)
Virtus Investment Partners Inc.	180	21,769	(a)
Waddell & Reed Financial Inc.	4,300	149,726
		573,799

Auto Parts & Equipment — 0.4%

Dana Holding Corp.	2,951	46,065
Drew Industries Inc.	1,623	52,342
Modine Manufacturing Co.	3,038	24,699	(a)
Stoneridge Inc.	2,508	12,841	(a)
Tenneco Inc.	600	21,066	(a)
		157,013

Automobile Manufacturers — 0.5%

Thor Industries Inc.	6,025	225,516

Automotive Retail — 0.1%

America’s Car-Mart Inc.	582	23,583	(a)

Biotechnology — 1.2%

Acorda Therapeutics Inc.	900	22,374	(a)
Cubist Pharmaceuticals Inc.	3,989	167,777	(a)
Emergent Biosolutions Inc.	1,400	22,456	(a)
Genomic Health Inc.	2,600	70,876	(a)
Myriad Genetics Inc.	4,600	125,350	(a)
PDL BioPharma Inc.	2,220	15,651
Pharmacyclics Inc.	300	17,370	(a)
Repligen Corp.	3,700	23,273	(a)
Spectrum Pharmaceuticals Inc.	1,800	20,142
		485,269

Broadcasting — 0.1%

Nexstar Broadcasting Group Inc.	1,900	20,121	(a)
Sinclair Broadcast Group Inc.	1,700	21,454
		41,575

Building Products — 0.5%

AAON Inc.	1,079	22,519
AO Smith Corp.	340	21,444
Apogee Enterprises Inc.	1,224	29,339
Patrick Industries Inc.	1,600	24,896	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

5

Small-Cap Equity Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

PGT Inc.	6,300	$28,350	(a)
Simpson Manufacturing Company Inc.	629	20,625
Trex Company Inc.	530	19,732	(a)
Universal Forest Products Inc.	1,511	57,478
		224,383

Casinos & Gaming — 0.1%

WMS Industries Inc.	1,949	34,108	(a)

Catalog Retail — 0.0%*

HSN Inc.	390	21,481

Commercial Printing — 0.1%

Consolidated Graphics Inc.	492	17,181	(a)
Deluxe Corp.	680	21,923
		39,104

Commodity Chemicals — 0.6%

Koppers Holdings Inc.	6,500	247,976

Communications Equipment — 0.5%

ADTRAN Inc.	2,506	48,967
Arris Group Inc.	4,645	69,396	(a)
NETGEAR Inc.	1,175	46,318	(a)
Plantronics Inc.	1,248	46,014
		210,695

Computer & Electronics Retail — 0.1%

Conn’s Inc.	1,000	30,680	(a)

Computer Storage & Peripherals — 0.1%

Datalink Corp.	3,199	27,351	(a)

Construction & Engineering — 2.2%

Argan Inc.	1,100	19,800
Chicago Bridge & Iron Company N.V.	6,950	322,133
Dycom Industries Inc.	1,000	19,800	(a)
Granite Construction Inc.	965	32,443
MasTec Inc.	900	22,437	(a)
Quanta Services Inc.	7,550	206,039	(a)
URS Corp.	8,125	318,987
		941,639

Construction & Farm Machinery & Heavy Trucks — 1.9%

Accuride Corp.	1,516	4,866	(a)
AGCO Corp.	6,525	320,508	(a)
Astec Industries Inc.	2,007	66,893
Greenbrier Companies Inc.	2,496	40,360	(a)
Trinity Industries Inc.	9,800	351,036
		783,663

Construction Materials — 0.1%

Eagle Materials Inc.	440	25,740

	Number of Shares	Fair Value

Data Processing & Outsourced Services — 2.3%

Broadridge Financial Solutions Inc.	11,600	$265,408
Cardtronics Inc.	4,200	99,708	(a)
Global Cash Access Holdings Inc.	23,340	182,986	(a)
Heartland Payment Systems Inc.	700	20,650
Jack Henry & Associates Inc.	4,300	168,818
NeuStar Inc.	500	20,965	(a)
Syntel Inc.	350	18,757
TNS Inc.	1,117	23,155	(a)
WEX Inc.	2,100	158,277	(a)
		958,724

Distributors — 1.0%

LKQ Corp.	19,167	404,424	(a)

Diversified Metals & Mining — 0.3%

Compass Minerals International Inc.	1,750	130,743

Diversified REITs — 0.2%

Cousins Properties Inc.	2,041	17,042
PS Business Parks Inc.	300	19,494
STAG Industrial Inc.	1,821	32,723
Washington Real Estate Investment Trust	984	25,732
		94,991

Diversified Support Services — 0.6%

Healthcare Services Group Inc.	8,325	193,390
UniFirst Corp.	610	44,725
		238,115

Education Services — 0.5%

Grand Canyon Education Inc.	1,000	23,470	(a)
K12 Inc.	4,300	87,892	(a)
Lincoln Educational Services Corp.	2,385	13,332
Strayer Education Inc.	1,300	73,021
		197,715

Electric Utilities — 0.9%

ALLETE Inc.	1,034	42,373
IDACORP Inc.	5,955	258,149
Otter Tail Corp.	900	22,500
Westar Energy Inc.	1,237	35,403
		358,425

Electrical Components & Equipment — 0.8%

Belden Inc.	500	22,495
Brady Corp.	3,200	106,880
Encore Wire Corp.	810	24,551
EnerSys Inc.	881	33,152	(a)
Generac Holdings Inc.	540	18,527
II- VI Inc.	1,943	35,499	(a)
LSI Industries Inc.	1,533	10,746
Polypore International Inc.	1,060	49,290	(a)
Regal- Beloit Corp.	534	37,631
		338,771

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Small-Cap Equity Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Electronic Components — 0.0%*

Littelfuse Inc.	318	$19,624

Electronic Equipment & Instruments — 0.7%

Badger Meter Inc.	470	22,283
FARO Technologies Inc.	2,200	78,496	(a)
MTS Systems Corp.	745	37,943
National Instruments Corp.	6,800	175,508
		314,230

Electronic Manufacturing Services — 0.7%

Measurement Specialties Inc.	4,804	165,065	(a)
Methode Electronics Inc.	3,358	33,681
Multi-Fineline Electronix Inc.	2,269	45,856	(a)
Plexus Corp.	1,165	30,057	(a)
		274,659

Environmental & Facilities Services — 0.3%

ABM Industries Inc.	5,200	103,740
Tetra Tech Inc.	1,228	32,481	(a)
		136,221

Fertilizers & Agricultural Chemicals — 0.1%

American Vanguard Corp.	700	21,749

Food Distributors — 0.1%

Spartan Stores Inc.	2,810	43,162

Food Retail — 1.0%

Harris Teeter Supermarkets Inc.	5,900	227,504
Safeway Inc.	10,750	194,468
		421,972
Footwear — 0.9%

Deckers Outdoor Corp.	3,640	146,583	(a)
Wolverine World Wide Inc.	6,126	251,043
		397,626

Gas Utilities — 0.1%

South Jersey Industries Inc.	928	46,706

Healthcare Distributors — 0.7%

Owens & Minor Inc.	9,993	284,900

Healthcare Equipment — 3.7%

Abaxis Inc.	500	18,550
Analogic Corp.	290	21,547
Cantel Medical Corp.	404	12,011
Cyberonics Inc.	400	21,012	(a)
Cynosure Inc.	800	19,288	(a)
Exactech Inc.	663	11,238	(a)
Hill-Rom Holdings Inc.	8,131	231,733
Integra LifeSciences Holdings Corp.	6,300	245,511	(a)
Masimo Corp.	8,400	176,484
Natus Medical Inc.	1,004	11,225	(a)

	Number of Shares	Fair Value

NuVasive Inc.	7,400	$114,404	(a)
Orthofix International N.V.	500	19,665	(a)
STERIS Corp.	5,800	201,434
Teleflex Inc.	2,800	199,668
Thoratec Corp.	3,545	133,008	(a)
Volcano Corp.	4,400	103,884	(a)
		1,540,662

Healthcare Facilities — 0.4%

The Ensign Group Inc.	823	22,377
VCA Antech Inc.	6,300	132,615	(a)
		154,992

Healthcare Services — 2.1%

Bio-Reference Labs Inc.	12,435	356,760	(a)
HMS Holdings Corp.	7,995	207,230	(a)
MEDNAX Inc.	3,815	303,369	(a)
Team Health Holdings Inc.	700	20,139	(a)
		887,498

Healthcare Supplies — 0.8%

Haemonetics Corp.	600	24,504	(a)
Merit Medical Systems Inc.	1,433	19,919	(a)
RTI Biologics Inc.	4,900	20,923	(a)
West Pharmaceutical Services Inc.	4,690	256,778
		322,124

Healthcare Technology — 0.8%

Computer Programs & Systems Inc.	1,640	82,558
Medidata Solutions Inc.	2,100	82,299	(a)
Omnicell Inc.	1,400	20,818	(a)
Quality Systems Inc.	6,300	109,368
Vocera Communications Inc.	820	20,582	(a)
		315,625

Heavy Electrical Equipment — 0.1%

AZZ Inc.	600	23,058

Home Building — 0.1%

Meritage Homes Corp.	600	22,410	(a)
The Ryland Group Inc.	600	21,900
		44,310

Home Furnishing Retail — 0.5%

Aaron’s Inc.	7,857	222,196

Home Furnishings — 0.0%*

Hooker Furniture Corp.	827	12,016

Home Improvement Retail — 0.0%*

Lumber Liquidators Holdings Inc.	370	19,547	(a)

Housewares & Specialties — 0.8%

Jarden Corp.	5,900	305,030
Tupperware Brands Corp.	700	44,870
		349,900

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Small-Cap Equity Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Human Resource & Employment Services — 0.1%

GP Strategies Corp.	1,200	$24,780	(a)

Industrial Conglomerates — 0.4%

Raven Industries Inc.	6,800	179,248

Industrial Machinery — 7.3%

Actuant Corp.	5,953	166,148
Altra Holdings Inc.	680	14,994
CLARCOR Inc.	5,108	244,060
Columbus McKinnon Corp.	1,554	25,672	(a)
EnPro Industries Inc.	5,300	216,770	(a)
ESCO Technologies Inc.	2,640	98,762
Harsco Corp.	2,505	58,867
IDEX Corp.	9,350	435,056
Kaydon Corp.	3,200	76,576
LB Foster Co.	438	19,027
Middleby Corp.	1,560	200,008	(a)
Mueller Industries Inc.	3,230	161,597
Nordson Corp.	2,850	179,892
Proto Labs Inc.	3,300	130,086	(a)
RBC Bearings Inc.	700	35,049	(a)
Robbins & Myers Inc.	3,700	219,965
Timken Co.	5,125	245,129
Trimas Corp.	9,000	251,640	(a)
Valmont Industries Inc.	239	32,635
Woodward Inc.	6,950	265,004
		3,076,937

Internet Retail — 0.1%

Blue Nile Inc.	500	19,250	(a)
Overstock.com Inc.	2,100	30,051	(a)
		49,301

Internet Software & Services — 1.3%

Blucora Inc.	1,200	18,852	(a)
comScore Inc.	4,200	57,876	(a)
CoStar Group Inc.	800	71,496	(a)
Demand Media Inc.	2,200	20,438	(a)
Guidewire Software Inc.	3,500	104,020	(a)
IntraLinks Holdings Inc.	4,500	27,765	(a)
LogMeIn Inc.	4,200	94,122	(a)
Monster Worldwide Inc.	2,000	11,240	(a)
NIC Inc.	4,175	68,219
The Active Network Inc.	7,140	35,057	(a)
XO Group Inc.	2,000	18,600	(a)
		527,685

Investment Banking & Brokerage — 1.0%

BGC Partners Inc.	3,367	11,650
Duff & Phelps Corp.	1,400	21,868
Evercore Partners Inc.	750	22,643
Piper Jaffray Co.	1,446	46,460	(a)
Raymond James Financial Inc.	7,715	297,259
Stifel Financial Corp.	986	31,522	(a)
		431,402

	Number of Shares	Fair Value

IT Consulting & Other Services — 0.3%

MAXIMUS Inc.	380	$24,024
Sapient Corp.	8,400	88,704	(a)
Unisys Corp.	900	15,570	(a)
		128,298

Leisure Facilities — 0.1%

Six Flags Entertainment Corp.	370	22,644

Leisure Products — 0.6%

Arctic Cat Inc.	500	16,695	(a)
Brunswick Corp.	1,073	31,214
LeapFrog Enterprises Inc.	3,414	29,463	(a)
Polaris Industries Inc.	1,900	159,885
Smith & Wesson Holding Corp.	2,100	17,724	(a)
		254,981

Life & Health Insurance — 0.2%

American Equity Investment Life Holding Co.	3,716	45,372
StanCorp Financial Group Inc.	916	33,590
		78,962

Life Sciences Tools & Services — 2.2%

Bio-Rad Laboratories Inc.	2,100	220,605	(a)
Bruker Corp.	15,795	241,190	(a)
Cambrex Corp.	2,100	23,898	(a)
Charles River Laboratories International Inc.	600	22,482	(a)
ICON PLC ADR	6,140	170,446	(a)
Luminex Corp.	6,300	105,588	(a)
PAREXEL International Corp.	700	20,713	(a)
Techne Corp.	1,700	116,178
		921,100

Managed Healthcare — 1.4%

Centene Corp.	7,840	321,440	(a)
Magellan Health Services Inc.	834	40,866	(a)
Molina Healthcare Inc.	7,650	207,009	(a)
		569,315

Metal & Glass Containers — 0.9%

AEP Industries Inc.	752	44,541	(a)
Aptargroup Inc.	3,400	162,248
Silgan Holdings Inc.	4,300	178,837
		385,626

Movies & Entertainment — 0.1%

Cinemark Holdings Inc.	900	23,382

Multi-Line Insurance — 0.7%

HCC Insurance Holdings Inc.	7,380	274,610
Horace Mann Educators Corp.	1,807	36,068
		310,678

See Notes to Schedule of Investments and Notes to Financial Statements.

8

Small-Cap Equity Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Multi- Utilities — 0.2%

Avista Corp.	1,312	$31,632
Black Hills Corp.	1,005	36,522
		68,154

Office Electronics — 0.5%

Zebra Technologies Corp.	5,030	197,578	(a)

Office REITs — 1.4%

BioMed Realty Trust Inc.	15,531	300,214
Coresite Realty Corp.	6,049	167,315
Digital Realty Trust Inc.	795	53,973
Highwoods Properties Inc.	650	21,743
Lexington Realty Trust	2,677	27,975
		571,220

Office Services & Supplies — 0.3%

Herman Miller Inc.	4,430	94,891
Knoll Inc.	1,041	15,990
		110,881

Oil & Gas Drilling — 0.4%

Pioneer Energy Services Corp.	23,165	168,178	(a)

Oil & Gas Equipment & Services — 2.8%

Basic Energy Services Inc.	1,100	12,551	(a)
Cal Dive International Inc.	4,611	7,977	(a)
CARBO Ceramics Inc.	3,075	240,896
Dawson Geophysical Co.	526	13,876	(a)
Dril-Quip Inc.	1,675	122,359	(a)
Hornbeck Offshore Services Inc.	1,049	36,023	(a)
Key Energy Services Inc.	10,600	73,670	(a)
Lufkin Industries Inc.	4,300	249,959
Mitcham Industries Inc.	1,286	17,528	(a)
Natural Gas Services Group Inc.	822	13,497	(a)
Oil States International Inc.	2,745	196,377	(a)
Superior Energy Services Inc.	5,200	107,744	(a)
TETRA Technologies Inc.	10,400	78,936	(a)
		1,171,393

Oil & Gas Exploration & Production — 3.2%

Approach Resources Inc.	7,700	192,577	(a)
Berry Petroleum Co.	1,164	39,052
Bill Barrett Corp.	2,196	39,067	(a)
Bonanza Creek Energy Inc.	840	23,344	(a)
Carrizo Oil & Gas Inc.	474	9,916	(a)
Gulfport Energy Corp.	3,100	118,482	(a)
Kodiak Oil & Gas Corp.	1,106	9,788	(a)
Newfield Exploration Co.	8,705	233,120	(a)
Northern Oil and Gas Inc.	7,300	122,786	(a)
Oasis Petroleum Inc.	4,600	146,280	(a)
PDC Energy Inc.	1,500	49,815	(a)
Resolute Energy Corp.	13,700	111,381	(a)
Rosetta Resources Inc.	430	19,505	(a)
SM Energy Co.	3,735	195,004

	Number of Shares	Fair Value

Stone Energy Corp.	900	$18,468	(a)
W&T Offshore Inc.	1,150	18,435
		1,347,020

Oil & Gas Refining & Marketing — 0.3%

Alon USA Energy Inc.	1,870	33,828
Renewable Energy Group Inc.	3,800	22,268	(a)
Western Refining Inc.	2,348	66,190
		122,286

Packaged Foods & Meats — 3.4%

Flowers Foods Inc.	12,600	293,202
Lancaster Colony Corp.	2,900	200,651
Sanderson Farms Inc.	5,229	248,639
Smithfield Foods Inc.	14,130	304,784	(a)
Snyders-Lance Inc.	7,400	178,414
TreeHouse Foods Inc.	4,200	218,946	(a)
		1,444,636

Paper Packaging — 0.9%

Packaging Corporation of America	9,870	379,699

Paper Products — 0.1%

Buckeye Technologies Inc.	963	27,648
Schweitzer-Mauduit International Inc.	570	22,247
		49,895

Personal Products — 0.2%

Medifast Inc.	800	21,112	(a)
Prestige Brands Holdings Inc.	1,000	20,030	(a)
Revlon Inc.	900	13,050	(a)
USANA Health Sciences Inc.	635	20,911	(a)
		75,103

Pharmaceuticals — 0.3%

Auxilium Pharmaceuticals Inc.	900	16,677	(a)
Jazz Pharmaceuticals Plc	400	21,280	(a)
Pozen Inc.	3,300	16,533	(a)
Questcor Pharmaceuticals Inc.	500	13,360
Santarus Inc.	2,700	29,646	(a)
Sciclone Pharmaceuticals Inc.	4,800	20,688	(a)
		118,184

Precious Metals & Minerals — 0.0%*

Coeur d’Alene Mines Corp.	700	17,220	(a)

Property & Casualty Insurance — 2.3%

Allied World Assurance Company Holdings AG	4,200	330,960
American Safety Insurance Holdings Ltd.	1,495	28,285	(a)
Amtrust Financial Services Inc.	4,000	114,760
Argo Group International Holdings Ltd.	4,734	159,015
Aspen Insurance Holdings Ltd.	5,800	186,064
First American Financial Corp.	900	21,681
The Navigators Group Inc.	2,600	132,782	(a)
		973,547

See Notes to Schedule of Investments and Notes to Financial Statements.

9

Small-Cap Equity Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Publishing — 1.0%

John Wiley & Sons Inc.	8,515	$331,489
Morningstar Inc.	2,400	150,792
		482,281

Railroads — 0.8%

Genesee & Wyoming Inc.	4,695	357,196	(a)

Regional Banks — 4.7%

Bank of the Ozarks Inc.	1,293	43,277
BankUnited Inc.	1,074	26,249
Banner Corp.	1,101	33,834
Bryn Mawr Bank Corp.	2,900	64,583
Camden National Corp.	448	15,219
Cardinal Financial Corp.	770	12,528
CoBiz Financial Inc.	1,286	9,606
Columbia Banking System Inc.	593	10,638
Community Bank System Inc.	2,100	57,456
Cullen Frost Bankers Inc.	2,855	154,941
East West Bancorp Inc.	2,050	44,055
First Horizon National Corp.	3,289	32,594
Fulton Financial Corp.	5,320	51,125
Glacier Bancorp Inc.	1,086	15,975
Hancock Holding Co.	641	20,345
Home BancShares Inc.	1,223	40,383
Iberiabank Corp.	2,165	106,345
Independent Bank Corp.	2,200	63,690
Lakeland Financial Corp.	573	14,806
Old National Bancorp	1,338	15,882
PacWest Bancorp	1,398	34,642
Prosperity Bancshares Inc.	7,055	296,310
Southwest Bancorp Inc.	1,964	21,997	(a)
Sterling Financial Corp.	1,208	25,223
Susquehanna Bancshares Inc.	4,371	45,808
SVB Financial Group	3,120	174,626	(a)
TCF Financial Corp.	2,069	25,138
UMB Financial Corp.	6,900	302,496
Umpqua Holdings Corp.	1,952	23,014
Washington Trust Bancorp Inc.	2,600	68,406
Westamerica Bancorporation	2,505	106,688
Wintrust Financial Corp.	647	23,745
		1,981,624

Reinsurance — 0.8%

Alterra Capital Holdings Ltd.	3,200	90,208
Endurance Specialty Holdings Ltd.	4,700	186,543
Maiden Holdings Ltd.	2,293	21,073
Platinum Underwriters Holdings Ltd.	876	40,296
		338,120

Research & Consulting Services — 0.4%

ICF International Inc.	603	14,134	(a)
Mistras Group Inc.	3,500	86,415	(a)
Resources Connection Inc.	2,865	34,208
The Corporate Executive Board Co.	600	28,476
		163,233

	Number of Shares	Fair Value

Residential REITs — 0.3%

Associated Estates Realty Corp.	2,984	$48,102
Colonial Properties Trust	1,983	42,377
Mid-America Apartment Communities Inc.	451	29,202
Sun Communities Inc.	500	19,945
		139,626

Restaurants — 0.7%

Cracker Barrel Old Country Store Inc.	3,640	233,906
Texas Roadhouse Inc.	4,665	78,372
		312,278

Retail REITs — 0.1%

Inland Real Estate Corp.	1,732	14,514
Ramco-Gershenson Properties Trust	2,450	32,609
		47,123

Security & Alarm Services — 0.7%

The Brink’s Co.	10,675	304,558

Semiconductor Equipment — 0.6%

MKS Instruments Inc.	761	19,619
Rudolph Technologies Inc.	17,625	237,056	(a)
		256,675

Semiconductors — 1.7%

Diodes Inc.	1,530	26,546	(a)
Fairchild Semiconductor International Inc.	2,536	36,518	(a)
First Solar Inc.	800	24,704	(a)
Hittite Microwave Corp.	1,100	68,310	(a)
Integrated Device Technology Inc.	3,886	28,368	(a)
Microsemi Corp.	13,031	274,172	(a)
RF Micro Devices Inc.	5,004	22,418	(a)
Semtech Corp.	6,310	182,675	(a)
Silicon Laboratories Inc.	600	25,086	(a)
TriQuint Semiconductor Inc.	5,521	26,722	(a)
		715,519

Specialized Consumer Services — 0.1%

Matthews International Corp.	970	31,137

Specialized Finance — 0.3%

MarketAxess Holdings Inc.	2,200	77,660
NewStar Financial Inc.	2,316	32,447	(a)
		110,107

Specialized REITs — 1.6%

DiamondRock Hospitality Co.	3,230	29,070
FelCor Lodging Trust Inc.	4,800	22,416	(a)
Hersha Hospitality Trust	6,719	33,595
National Health Investors Inc.	476	26,908
Omega Healthcare Investors Inc.	14,860	354,411
Potlatch Corp.	600	23,514

See Notes to Schedule of Investments and Notes to Financial Statements.

10

Small-Cap Equity Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Sabra Healthcare REIT Inc.	6,675	$144,981
Summit Hotel Properties Inc.	2,918	27,721
		662,616

Specialty Chemicals — 1.6%

Flotek Industries Inc.	2,041	24,900	(a)
HB Fuller Co.	1,948	67,829
OM Group Inc.	848	18,826	(a)
PolyOne Corp.	1,720	35,122
Sensient Technologies Corp.	13,285	472,415
Stepan Co.	842	46,765
		665,857

Specialty Stores — 0.1%

Cabela’s Inc.	557	23,255	(a)

Steel — 0.5%

Commercial Metals Co.	12,330	183,224
Schnitzer Steel Industries Inc.	1,470	44,585
		227,809

Systems Software — 0.8%

CommVault Systems Inc.	310	21,610	(a)
MICROS Systems Inc.	7,080	300,475	(a)
		322,085

Technology Distributors — 0.1%

ScanSource Inc.	791	25,130	(a)
Tech Data Corp.	851	38,746	(a)
		63,876

Thrifts & Mortgage Finance — 0.2%

Northwest Bancshares Inc.	2,329	28,274
Ocwen Financial Corp.	580	20,062	(a)
Washington Federal Inc.	1,283	21,644
		69,980

Tires & Rubber — 0.2%

Cooper Tire & Rubber Co.	3,156	80,036

Trading Companies & Distributors — 0.7%

Applied Industrial Technologies Inc.	7,470	313,815

Trucking — 1.1%

Landstar System Inc.	2,100	110,166
Marten Transport Ltd.	1,614	29,681
Old Dominion Freight Line Inc.	9,667	331,385	(a)
		471,232

Water Utilities — 0.1%

American States Water Co.	500	23,990

Total Common Stock (Cost $33,911,415)		38,859,642

Number of Shares	Fair Value
Short-Term Investments — 7.2%
GE Institutional Money Market Fund Investment Class 0.06% (Cost $3,049,587)	$3,049,587	(b,c)

Total Investments (Cost $36,961,002)	41,909,229

Other Assets and Liabilities, net — 0.1%	32,538

NET ASSETS — 100.0%	$41,941,767

Other Information

The Fund had the following long futures contracts open at December 31, 2012:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
Russell 2000 Mini Index Futures	March 2013	19	$1,608,540	$6,549

See Notes to Schedule of Investments and Notes to Financial Statements.

11

Notes to Schedule of Investments	December 31, 2012

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.
(c)	GE Asset Management (“GEAM”), the investment adviser of the Fund, also serves as investment adviser of the GE Institutional Money Market Fund.

*	Less than 0.05%.

†	Percentages are based on net assets as of December 31, 2012.

Abbreviations:

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

12

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08(c)
Inception date	—		—		—		—		4/28/00
Net asset value, beginning of period	$12.85		$12.46		$9.79		$7.48		$12.17
Income/(loss) from investment operations:
Net investment income (loss)	0.00	**	(0.01)		0.02	*	0.04		0.09
Net realized and unrealized gains/(losses) on investments	1.86		0.40		2.67		2.27		(4.67)
Total income/(loss) from investment operations	1.86		0.39		2.69		2.31		(4.58)
Less distributions from:
Net investment income	0.00	**	0.00	**	0.02		—		0.05
Net realized gains	1.34		—		—		—		0.06
Total distributions	1.34		0.00		0.02		0.00		0.11
Net asset value, end of period	$13.37		$12.85		$12.46		$9.79		$7.48
TOTAL RETURN(a)	14.57%		3.13%		27.47%		30.88%		(37.59)%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$41,942		$46,855		$55,527		$54,114		$50,210
Ratios to average net assets:
Net investment income (loss)	0.01%		(0.07)%		0.18%		(0.04)%		0.46%
Net Expenses	1.34%	(b)(d)	1.28%	(b)(d)	1.12%	(b)	1.52%	(b)	0.94%	(b)
Gross Expenses	1.38%		1.50%		1.13%		1.52%		0.94%
Portfolio turnover rate	36%		44%		47%		40%		85%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s advisory and administrative fee in an amount equal to the advisory and administrative fee earned by GEAM with respect to the Fund’s investment in an affiliated Money Market Fund managed by GEAM.
(c)	Less than $0.01 per share of the distribution paid was from return of capital.
(d)	Reflects a voluntary reimbursement of other operating expenses by GE Asset Management.
*	Per share values have been calculated using the average share method.
**	Rounds to less than $0.01.

The accompanying Notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities December 31, 2012

ASSETS
Investments in securities, at Fair Value (cost $33,911,415)	$38,859,642
Short-term affiliated investments (at amortized cost)	3,049,587
Cash	320
Restricted cash	144,000
Receivable for investments sold	147,262
Income receivables	21,894
Receivable for fund shares sold	769
Variation margin receivable	42,827
Other assets	925
Total assets	42,267,226

LIABILITIES
Payable for investments purchased	138,304
Payable for fund shares redeemed	42,938
Payable to GEAM	33,005
Accrued other expenses	111,212
Total liabilities	325,459
NET ASSETS	$41,941,767

NET ASSETS CONSIST OF:
Capital paid in	36,695,597
Undistributed (distributions in excess of) net investment income	—
Accumulated net realized gain	291,394
Net unrealized appreciation on:
Investments	4,948,227
Futures	6,549
NET ASSETS	$41,941,767
Shares outstanding ($.001 par value; unlimited shares authorized)	3,137,032
Net asset value per share	$13.37

The accompanying Notes are an integral part of these financial statements.

14

Statement of Operations For the year ended December 31, 2012

INVESTMENT INCOME
Income
Dividend	$580,689
Interest	27,949
Interest from affiliated investments	1,325
Less: Foreign taxes withheld	78
Total income	610,041

Expenses
Advisory and administration fees	428,666
Distribution fees
Class 4*	26
Directors’ fees	1,967
Custody and accounting expenses	133,120
Professional fees	26,010
Other expenses	30,623
Total expenses before waivers and reimbursements	620,412
Less: Fees waived by the adviser	(2,543)
Less: Expenses reimbursed by the adviser	(13,485)
Net expenses	604,384
Net investment income	5,657

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	5,442,666
Futures	32,272

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	676,456
Futures	(18,661)
Net realized and unrealized gain on Investments	6,132,733
Net increase in net assets resulting from operations	$6,138,390

*	Share Class 4 was closed effective June 29, 2012.

The accompanying Notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets
	Year Ended December 31, 2012	Year Ended December 31, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$5,657	$(37,987)
Net realized gain on investments and futures	5,474,938	7,231,408
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	657,795	(5,304,670)
Net increase from operations	6,138,390	1,888,751
Distributions to shareholders from:
Net investment income
Class 1	(3,721)	(120)
Class 4*	—	—
Net realized gains
Class 1	(3,818,401)	—
Class 4*	—	—
Total distributions	(3,822,122)	(120)
Increase in assets from operations and distributions	2,316,268	1,888,631
Share transactions:
Proceeds from sale of shares
Class 1	699,312	1,756,337
Class 4*	—	—
Value of distributions reinvested
Class 1	3,822,122	120
Class 4*	—	—
Cost of shares redeemed
Class 1	(11,749,933)	(12,317,178)
Class 4*	(11,353)	—
Net decrease from share transactions	(7,239,852)	(10,560,721)
Total decrease in net assets	(4,923,584)	(8,672,090)

NET ASSETS
Beginning of period	46,865,351	55,537,441
End of period	$41,941,767	$46,865,351
Undistributed (distributions in excess of) net investment income, end of period	$—	$(1)

CHANGES IN FUND SHARES

Class 1
Shares sold	49,874	139,662
Issued for distributions reinvested	289,117	10
Shares redeemed	(847,048)	(949,935)
Net Decrease in fund shares	(508,057)	(810,263)

Class 4*
Shares redeemed	(838)	—
Net Decrease in fund shares	(838)	—

*	Share Class 4 was closed effective June 29, 2012

The accompanying Notes are an integral part of these financial statements.

16

Notes to Financial Statements	December 31, 2012

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund (the “Fund”), Total Return Fund, Income Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company offers one share class (Class 1) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were closed on June 29, 2012.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund entered into derivative transactions to gain market exposure for residual and accumulating cash positions.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invested in futures for a variety of portfolio management purposes such as gaining market exposure for accumulating and residual cash positions, or when the transactions are economically appropriate to reduce risks inherent in the management of the Fund. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

17

Notes to Financial Statements	December 31, 2012

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are charged to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and

model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Company’s Board of Directors (the “Board”) that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

18

Notes to Financial Statements	December 31, 2012

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures,

forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2012:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities †
Common Stock	$38,859,642	$—	$—	$38,859,642
Short-Term Investments	3,049,587	—	—	3,049,587

Total Investments in Securities	$41,909,229	$—	$—	$41,909,229

Other Financial Instruments *
Futures Contracts — Unrealized Appreciation	$6,549	$—	$—	$6,549

†	See Schedule of Investments for Industry Classification
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation at period end.

There were no transfers between the fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

19

Notes to Financial Statements	December 31, 2012

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2012.

	Asset Derivatives December 31, 2012		Liability Derivatives December 31, 2012
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	6,549*	Liabilities, Net Assets —Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts reported in the Schedule of Investments and as within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	14,140,324/ (13,284,204)	32,272	(18,661)

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.10% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2012.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Board effective March 16, 2000 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.95%.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s advisory and administrative fee in the amount equal to the advisory and administrative fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund, if any.

Distribution and Service (12b-1) Fees Prior to the closure of Class 4 shares on June 29, 2012, the Company had adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to

20

Notes to Financial Statements	December 31, 2012

Class 4 shares of the Fund. Under the Plan, the Fund could compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offered such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares was not to exceed 0.45% of the average daily net assets of the Fund attributable to such share class.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Sub-advisory Fees

Pursuant to investment sub-advisory agreements with GEAM, the assets of the Fund were allocated to and managed by each of the following sub-advisers: (i) Palisade Capital Management, L.L.C.; (ii) Champlain Investment Partners, LLC; (iii) GlobeFlex Capital, LP; (iv) Kennedy Capital Management, Inc. and (v) SouthernSun Asset Management, LLC. GEAM is responsible for allocating the Fund’s assets among the sub-advisers in its discretion (Allocated Assets), and for managing the Fund’s cash position, while each sub-adviser is responsible for the day-to-day management of their portion of the Allocated Assets, under the general supervision and oversight of GEAM and the Board.

For their services, GEAM pays each sub-adviser an investment sub-advisory fee, which is calculated as a percentage of the average daily net assets of the respective Allocated Assets that it manages.

8.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2012 were as follows:

Non-U.S. Government Securities
Purchases	Sales
$15,258,128	$27,243,912

9.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2009, 2010, 2011, and 2012 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2012, information on the tax components of capital was as follows:

Cost of Investments For Tax Purposes	Gross Unrealized Tax		Net Tax Appreciation / (Depreciation)		Undistributed		Late-Year Losses
	Appreciation	Depreciation	Investments	Derivatives / Currency	Income	Accumulated Capital Loss
$37,454,168	$6,708,838	$(2,253,777)	$4,455,061	$—	$58,863	$732,246	$—

21

Notes to Financial Statements	December 31, 2012

As of December 31, 2012, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gain to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

During the year ended December 31, 2012, the Fund utilized $666,958 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund did not defer any such losses for the year ended December 31, 2012.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2012	$113,702	$3,708,420	$3,822,122
2011	120	—	120

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2012 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Unrealized Gain	Paid in Capital
$(1,934)	$47	$—	$1,887

22

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Small-Cap Equity Fund, a series of GE Investments funds, as of December 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small-Cap Equity Fund as of December 31, 2012, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 15, 2013

23

Tax Information For the year ended December 31, 2012	(Unaudited)

FOOTNOTE DISCLOSURES

Summary

For the year ended December 31, 2012, the Fund hereby designates as capital gain dividends the amounts set forth, or the amount ultimately treated as capital gain net income.

Fund	Gross Amount
GE Investments Funds, Inc. — Small-Cap Equity Fund	$3,708,420

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

24

Advisory and Administrative Agreement Approvals and Renewals	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreements with each of the Fund’s sub-advisers, Palisade Capital Management, L.L.C. (“Palisade”), Champlain Investment Partners, LLC (“Champlain”), GlobeFlex Partners, LP (“GlobeFlex”), SouthernSun Asset Management, LLC (“SouthernSun”) and Kennedy Capital Management, Inc. (“Kennedy”) at meetings held on December 14 and December 17, 2012.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and each of the sub-advisers. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds that employ a similar investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory and sub-advisory agreements the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or any of the sub-advisers were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from each of the sub-advisers a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, each of the sub-advisers. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management and each of the sub-advisers, in their oral presentations and/or written materials, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of each of the sub-advisers at the meeting or during the past year. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and each of the sub-advisers, in particular taking into account their extensive past experiences with GEAM and Palisade. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing multiple sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and

25

Advisory and Administrative Agreement Approvals and Renewals	(Unaudited)

oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by each of the sub-advisers, the Board members focused on the favorable attributes of the sub-advisers relating to their respective investment philosophies and disciplines, experienced investment and trading personnel, systems and other resources, including research capabilities, and favorable histories and reputations.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and each of the sub-advisers continue to be satisfactory.

Investment Performance Of The Fund And The Sub-Advisers.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of each of the sub-advisers at meetings held throughout the year about each of their investment processes and performance results. These discussions focused on the Fund’s investment objective, GEAM’s asset allocation process, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and the Fund’s relative underperformance in certain periods. The Board also considered the multi-manager structure and how each sub-adviser’s approach to small-cap investing fits within the Fund’s overall strategy. The Board members discussed the reasons for the Fund’s recent relative underperformance, which was the result of Champlain’s underperformance against the relevant securities index. The Board members discussed GEAM’s investment approach with respect to the Fund, and that the performance of the Fund is consistent with GEAM’s articulated long-term approach and overall investment philosophy.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationships With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to each of the sub-advisers by GEAM, and the cost of the services provided. The Board members reviewed the information they had requested from GEAM and each of the sub-advisers concerning their profitability.

The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members also considered information regarding the calculation methodology provided by each of the sub-advisers in preparing their profitability data.

Information was presented regarding the financial condition of GEAM and each of the sub-advisers for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other similar mutual funds managed by GEAM, and noted the fact that GEAM, and not the Fund, pays the sub-advisory fees to the sub-advisers. GEAM reviewed the services related to the allocation of assets among, and oversight of, multiple sub-advisers as a result of the Fund’s multi-manager structure. The Board noted that GEAM, and not the Fund, pays the sub-advisory fees to each of the sub-advisers out of its advisory fee. The Board members determined that GEAM and each of the sub-advisers should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made

26

Advisory and Administrative Agreement Approvals and Renewals	(Unaudited)

significant investments in its business in the past, and that GEAM continues to make substantial investments in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and each of the sub-advisers from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a moderate decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM and each of the sub-advisers, and the fees charged for those services, including the services required of GEAM to oversee multiple sub-advisers. The Board members reviewed information concerning the fee and expense ratios for the Fund and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee was within the applicable peer group ranges, although the expense ratios were the highest in the applicable peer group ranges. The Board members reviewed comparative mutual fund and/or other account fee information provided by each of the sub-advisers. The Board, including the independent Board members, concluded that, based on this information, the advisory fee and the sub-advisory fees paid to each of the sub-advisers were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and each of the sub-advisers may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory and each sub-advisory agreement was in the best interests of the Fund and its shareholders.

27

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    63

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1988.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member of the Board of Governors for the Investment Company Institute since October 2006; Director of GE Asset Management (Ireland) Limited, since February 1999; GE Asset Management Funds Plc since 1998; GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998; Trustee of General Electric Pension Trust since 1988; and Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Director of GE Investment Distributors, Inc. since June 2011; and Trustee and Executive Vice President of GE Funds from July 2007 to February 2011.

28

Additional Information	(Unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 2 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified – 7 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

29

Additional Information	(Unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified – 9 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    66

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    Managing General Partner, NGN Capital LLC since 2006; Treasurer of NeuroScience Research Institute since 1986; and Vice President of Walden Capital Management from 1996 to 2008.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

30

Additional Information	(Unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    66

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – 1 year.

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

31

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Public Investments

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Executive Vice President – Strategy and Business Development Leader

Jessica Holscott, Executive Vice President, Chief Financial Officer

Ralph R. Layman, Executive Vice President and Chief Investment Officer Emeritus Public Equities

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Solutions

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

32

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Income Fund

Annual Report

December 31, 2012

GE Investments Funds, Inc.

Income Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2012 (Unaudited)

The information provided on the performance pages relates to the GE Investments Income Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market.

The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2013 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Income Fund	(Unaudited)

William M. Healey

Senior Vice President and Chief Investment Officer — Core Fixed Income

Mark H. Johnson

Senior Vice President and Chief Investment Officer — Insurance and Long Duration

Vita Marie Pike

Senior Vice President and Chief Investment Officer — Fixed Income Risk Assets

The Income Fund is managed by a team of portfolio managers that includes William M. Healey, Mark H. Johnson and Vita Marie Pike. Mr. Healey, Mr. Johnson and Ms. Pike are each responsible for a portion of the Fund, the size of which is determined by team consensus and adjusted on a periodic basis, if necessary. Although each portfolio manager manages his or her portion of the Fund independent of the other team members, the team is highly collaborative and communicative.

William M. Healey is a Senior Vice President and Chief Investment Officer — Core Fixed Income of GE Asset Management. He has served on the portfolio management team for the Income Fund since September 1997. Mr. Healey joined GE Asset Management in April 1996 as a portfolio manager became Vice President in June 2001, Senior Vice President in January 2007 and Chief Investment Officer — Core Fixed Income in April 2012. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President and Chief Investment Officer — Insurance and Long Duration of GE Asset Management. He has been a member of the portfolio management team for the Income Fund since 2007. Mr. Johnson joined GE in 1998 and GE Asset Management as a Vice President and portfolio manager in 2002. He became Senior Vice President in 2007 and Chief Investment Officer — Insurance and Long Duration in April 2012. Prior to joining GE Asset Management, Mr. Johnson held positions at various insurance companies and public accounting firms.

Vita Marie Pike is a Senior Vice President and Chief Investment Officer — Fixed Income Risk Assets of GE Asset Management. She has served on the portfolio management team for the Income Fund since June 2004. Ms. Pike joined GE in January 2001 and GE Asset Management in January 2002 as a Vice President and Senior Portfolio Manager and became Senior Vice President in November 2010 and Chief Investment Officer — Fixed Income Risk Assets in April 2012. Prior to joining GE Asset Management, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

How did the GE Investments Income Fund perform compared to its benchmark for the twelve-month period ended December 31, 2012?

For the twelve-month period ended December 31, 2012, the Income Fund returned 5.69%. The Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark, returned 4.22% and the Fund’s Morningstar peer group of 225 U.S. Insurance Intermediate-Term Bond funds returned an average of 6.41% over the same period.

Discuss the factors that materially affected the Fund’s performance during the period.

After slowing in the second quarter, the U.S. economy bounced back in the third quarter and continued to show signs of improvement in the fourth quarter. The 10-year treasury traded within a 100 basis point yield range between a high of 2.4% in March to a low in July of 1.4% before ending the year at 1.75%, just 13 basis points lower than where it began the year. The slowly improving U.S. economy combined with accommodative policies from the Federal Reserve and European Central Bank (ECB) supported investor appetite for riskier assets in the low rate environment. This resulted in tighter yield spreads from investment grade corporate bonds, commercial mortgage-backed securities (MBS), high yield and emerging market debt.

The major driver behind the Fund’s performance versus its benchmark in 2012 was very strong security selection in MBS, high grade corporates and emerging market debt. The emphasis on low coupon agency MBS, which were the focus of Federal Reserve buying, outperformed higher coupon MBS. The Fund’s performance benefited from an underweight in high quality financials and an overweight in BBB-rated energy, non-cyclical and auto issuers combined with an overweight in banks and insurance. Another

2

(Unaudited)

strong positive contributor was the Fund’s non-index exposure to BB and single B-rated high yield, which outperformed the benchmark by nearly 10% due to spread compression of 170 basis points. Tighter spreads in U.S. dollar denominated emerging market debt and commercial MBS also provided excess return for the Fund.

Were there any significant changes to the Fund during the period?

The Fund’s exposure to high yield and emerging market debt which began the year at 8% and 5%, respectively, was reduced in the first quarter to 4% and 3% and remained there throughout the balance of the year. We also pared the overweight in commercial MBS from 4% to 1% versus a 2% benchmark weight in the first quarter. We initiated a 4% overweight position in agency MBS in May, which was brought back to index neutral in August. The allocation to investment grade credit was reduced to a 4% underweight in August and remained there through year end. While tactically traded throughout the year, the Fund’s duration positioning was biased long versus the benchmark during the first three months then kept relatively neutral to the benchmark before reduced to nearly 0.5 years short of the index in October.

3

Income Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period” to estimate the expenses paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2012 – December 31, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,020.90	4.27
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,021.11	4.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.84% (for the period July 1, 2012 - December 31, 2012), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

Income Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its objective by investing at least 80% of its net assets under normal circumstances in debt securities.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/12

	One Year	Five Year	Ten Year
Number of funds in peer group	225	189	167
Peer group average annual total return	6.41%	5.66%	5.08%
Morningstar category in peer group: U.S. Insurance Intermediate-Term Bond

Sector Allocation

as a % of Fair Value of $47,974 (in thousands) on December 31, 2012 (b)(c)

Quality Ratings

as of December 31, 2012 as a % of Fair Value (b)(c)

Moody’s / S&P Rating *	Percentage of Fair Value
Aaa / AAA	19.33%
Aa / AA	53.17%
A / A	8.32%
Baa / BBB	13.35%
Ba / BB and lower	5.31%
NR / Other	.52%
100.00%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

For the Periods Ended December 31, 2012

Class 1 Shares (Inception date 1/03/95)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Income Fund	5.69%	4.52%	4.08%	$14,923
Barclays U.S. Aggregate Bond Index	4.22%	5.94%	5.18%	$16,575

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

*	Moody’s Investors Services Inc and Standard & Poor’s are nationally recognized statistical rating organizations.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Income Fund

Schedule of Investments	December 31, 2012

Income Fund

		Principal Amount	Fair Value
Bonds and Notes — 93.7%†

U.S. Treasuries — 25.3%

U.S. Treasury Bonds
3.00%	05/15/42	$1,683,900	$1,715,473	(f)
3.13%	02/15/42	817,400	854,694
U.S. Treasury Notes
0.24%	10/31/14	2,309,900	2,310,441	(c,f)
0.56%	02/28/17	2,733,900	2,769,782	(c,f)
0.66%	09/30/17	3,120,100	3,114,493	(c,f)
1.63%	08/15/22	87,900	87,323
			10,852,206

Agency Mortgage Backed — 31.5%

Federal Home Loan Mortgage Corp.
2.38%	01/13/22	282,000	294,598
4.50%	06/01/33 - 02/01/35	19,015	20,454	(f)
5.00%	07/01/35 - 06/01/41	376,135	420,972	(f)
5.50%	05/01/20 - 01/01/38	181,061	200,711	(f)
6.00%	04/01/17 - 11/01/37	431,908	478,214	(f)
6.50%	02/01/29	218	256	(f)
7.00%	10/01/16 - 08/01/36	61,695	71,977	(f)
7.50%	01/01/30 - 09/01/33	6,492	7,711	(f)
8.00%	11/01/30	14,415	17,517	(f)
8.25%	06/01/26	60,000	91,521	(f,h)
8.50%	04/01/30 - 05/01/30	15,133	18,966	(f)
Federal National Mortgage Assoc.
2.72%	04/01/37	1,135	1,185	(g)
4.00%	05/01/19 - 03/01/41	571,503	613,442	(f)
4.50%	05/01/18 - 04/01/41	1,846,957	2,000,596	(f)
5.00%	03/01/34 - 06/01/41	583,540	654,413	(f)
5.50%	12/01/13 - 01/01/39	901,694	991,740	(f)
6.00%	06/01/14 - 07/01/35	861,355	970,485	(f)
6.50%	07/01/17 - 08/01/34	116,781	131,933	(f)
7.00%	03/01/15 - 02/01/34	46,962	53,750	(f)
7.50%	09/01/13 - 03/01/34	74,494	87,244	(f)
8.00%	07/01/15 - 11/01/33	52,528	63,470	(f)
8.50%	05/01/31	3,517	4,400	(f)
9.00%	12/01/17 - 12/01/22	5,479	6,286	(f)
3.00%	TBA	1,140,000	1,194,506	(b)
3.50%	TBA	870,000	927,536	(b)
6.00%	TBA	200,000	218,438	(b)
Government National Mortgage Assoc.
1.63%	02/20/23 - 02/20/26	9,786	10,147	(f,g)
4.50%	08/15/33 - 03/20/41	430,292	473,512	(f)
6.00%	04/15/27 - 09/15/36	235,718	266,888	(f)
6.50%	04/15/19 - 08/15/36	191,204	222,047	(f)
7.00%	01/15/28 - 10/15/36	100,051	119,236	(f)
7.50%	11/15/31 - 10/15/33	4,590	5,526	(f)
8.00%	12/15/29	2,503	2,784	(f)
8.50%	10/15/17	6,168	6,630	(f)
9.00%	11/15/16 - 12/15/21	17,782	19,654	(f)
3.00%	TBA	360,000	382,669	(b)
3.50%	TBA	1,030,000	1,119,079	(b)

		Principal Amount	Fair Value

4.00%	TBA	$735,000	$803,432	(b)
5.00%	TBA	505,000	550,845	(b)
			13,524,770

Agency Collateralized Mortgage Obligations — 1.2%

Federal Home Loan Mortgage Corp.
0.08%	09/25/43	952,276	7,534	(e,f,j)
Federal Home Loan Mortgage Corp. REMIC
3.50%	09/15/29 - 11/15/30	261,518	19,520	(e,j)
4.50%	02/15/18 - 03/15/18	71,036	3,705	(e,f,j)
5.00%	05/15/17 - 10/15/18	65,766	3,018	(e,f,j)
5.50%	06/15/33	93,120	12,212	(e,f,j)
6.39%	08/15/25	147,712	19,054	(e,g,j)
7.50%	07/15/27	5,763	1,079	(e,f,j)
Federal Home Loan Mortgage Corp. STRIPS
4.23%	08/01/27	740	634	(c,d,f)
8.00%	02/01/23 - 07/01/24	2,622	566	(e,f,j)
Federal National Mortgage Assoc. REMIC
1.21%	12/25/42	54,087	1,731	(e,f,j)
2.71%	12/25/22	162	150	(c,d,f)
4.50%	05/25/18	1,226	6	(e,f,j)
5.00%	08/25/17 - 09/25/40	274,975	27,612	(e,f,j)
5.79%	07/25/38	67,936	7,323	(e,g,j)
5.84%	11/25/40	232,161	42,722	(e,g,j)
6.29%	01/25/42	153,852	31,776	(e,g,j)
7.00%	09/25/20	391	430	(f)
7.29%	05/25/18	176,966	18,597	(e,f,g,j)
8.00%	05/25/22	4	90	(e,f,j)
Federal National Mortgage Assoc. STRIPS
1.68%	12/01/34	93,333	88,660	(c,d,f)
4.50%	08/01/35 - 01/01/36	122,189	13,905	(e,f,j)
5.00%	03/25/38 - 05/25/38	74,027	8,940	(e,f,j)
5.50%	12/01/33	24,161	3,098	(e,f,j)
6.00%	01/01/35	37,016	6,067	(e,f,j)
7.50%	11/01/23	15,925	3,365	(e,f,j)
8.00%	08/01/23 - 07/01/24	5,484	1,063	(e,f,j)
8.50%	07/25/22	232	40	(e,f,j)
9.00%	05/25/22	163	32	(e,f,j)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	353,827	38,136	(e,j)
5.00%	12/20/35 - 09/20/38	372,171	33,356	(e,j)
5.94%	05/20/40	141,234	22,740	(e,g,j)
5.96%	05/20/40	252,120	45,755	(e,g,j)
6.39%	12/20/39	255,302	41,810	(e,g,j)
			504,726

Asset Backed — 0.6%

Bear Stearns Asset Backed Securities Trust
2.95%	02/25/36	168,862	166,478	(c,f,g)
Popular ABS Mortgage Pass-Through Trust 2005-5
5.30%	11/25/35	50,000	32,358	(f)
			198,836

Corporate Notes — 30.1%

ABB Finance USA Inc.
1.63%	05/08/17	41,000	41,533
AbbVie Inc.
1.20%	11/06/15	67,000	67,448	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Income Fund

Schedule of Investments	December 31, 2012

		Principal Amount	Fair Value

1.75%	11/06/17	$45,000	$45,489	(a)
2.00%	11/06/18	44,000	44,569	(a)
4.40%	11/06/42	22,000	23,389	(a)
AES Corp.
8.00%	10/15/17	6,000	6,930
AES Panama S.A.
6.35%	12/21/16	40,000	43,900	(a,f)
Aetna Inc.
1.50%	11/15/17	36,000	36,073
2.75%	11/15/22	45,000	44,630
Agilent Technologies Inc.
3.20%	10/01/22	22,000	22,259
5.50%	09/14/15	32,000	35,658	(f)
Altria Group Inc.
4.25%	08/09/42	35,000	33,943
Amazon.com Inc.
1.20%	11/29/17	44,000	43,758
2.50%	11/29/22	44,000	43,367
American Axle & Manufacturing Inc.
7.88%	03/01/17	52,000	53,820	(f)
American Express Credit Corp.
1.75%	06/12/15	32,000	32,670
American International Group Inc.
4.88%	06/01/22	66,000	75,347
Amgen Inc.
5.38%	05/15/43	45,000	53,056
5.65%	06/15/42	22,000	26,416	(f)
Amsted Industries Inc.
8.13%	03/15/18	44,000	47,080	(a,f)
Anadarko Petroleum Corp.
6.20%	03/15/40	23,000	28,370
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	49,000	49,307
5.38%	11/15/14	29,000	31,481	(f)
Archer-Daniels-Midland Co.
4.02%	04/16/43	35,000	33,472	(a)
Arizona Public Service Co.
6.25%	08/01/16	122,000	143,202	(f)
AstraZeneca PLC
4.00%	09/18/42	28,000	28,321
AT&T Inc.
0.65%	02/13/15	47,000	47,220	(c,f)
2.95%	05/15/16	48,000	50,819	(f)
4.35%	06/15/45	55,000	55,247	(a)
5.55%	08/15/41	54,000	64,807	(f)
Autodesk Inc.
1.95%	12/15/17	20,000	19,901
Bank of America Corp.
5.42%	03/15/17	100,000	109,536
5.70%	01/24/22	67,000	80,571	(f)
Berkshire Hathaway Finance Corp.
1.60%	05/15/17	54,000	55,041
3.00%	05/15/22	47,000	48,967
Bombardier Inc.
5.75%	03/15/22	5,000	5,137	(a)
7.75%	03/15/20	52,000	59,020	(a,f)
BP Capital Markets PLC
1.38%	11/06/17	45,000	45,040
1.85%	05/05/17	38,000	38,846

		Principal Amount	Fair Value

2.25%	11/01/16	$86,000	$89,473	(f)
2.50%	11/06/22	45,000	44,587
Calpine Corp.
7.25%	10/15/17	14,000	14,910	(a,f)
Cargill Inc.
5.20%	01/22/13	162,000	162,418	(a,f)
6.00%	11/27/17	63,000	75,795	(a,f)
Case New Holland Inc.
7.88%	12/01/17	31,000	36,657	(f)
Caterpillar Financial Services Corp.
1.25%	11/06/17	31,000	30,977
Caterpillar Inc.
1.50%	06/26/17	60,000	60,767
Catholic Health Initiatives
1.60%	11/01/17	9,000	9,096
2.95%	11/01/22	36,000	36,337
4.35%	11/01/42	16,000	16,317
CCO Holdings LLC
8.13%	04/30/20	60,000	67,200	(f)
Central American Bank for Economic Integration
5.38%	09/24/14	70,000	74,661	(a,f)
CenturyLink Inc.
5.80%	03/15/22	10,000	10,571	(f)
7.65%	03/15/42	15,000	15,677	(f)
Cigna Corp.
2.75%	11/15/16	47,000	49,441	(f)
4.00%	02/15/22	18,000	19,677
5.38%	02/15/42	35,000	40,749	(f)
Cincinnati Bell Inc.
8.25%	10/15/17	72,000	77,580
Citigroup Inc.
4.45%	01/10/17	41,000	45,420	(f)
5.00%	09/15/14	84,000	88,375	(f)
5.88%	01/30/42	26,000	32,088	(f)
CityCenter Holdings LLC
7.63%	01/15/16	31,000	33,170	(f)
CNA Financial Corp.
5.88%	08/15/20	38,000	44,833	(f)
Corp Andina de Fomento
4.38%	06/15/22	46,000	49,807
Corp Nacional del Cobre de Chile
4.25%	07/17/42	29,000	29,520	(a)
5.63%	09/21/35	14,000	17,032	(a,f)
Covidien International Finance S.A.
1.35%	05/29/15	40,000	40,541
COX Communications Inc.
3.25%	12/15/22	16,000	16,500	(a)
4.70%	12/15/42	11,000	11,224	(a)
Crown Castle Towers LLC
6.11%	01/15/40	66,000	79,496	(a,f)
CSX Corp.
4.10%	03/15/44	29,000	28,627
4.25%	06/01/21	55,000	61,833	(f)
CVS Caremark Corp.
3.25%	05/18/15	35,000	37,106	(f)
DaVita HealthCare Partners Inc.
5.75%	08/15/22	17,000	17,914
6.38%	11/01/18	51,000	54,698	(f)
DCP Midstream Operating LP
2.50%	12/01/17	44,000	43,766

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Income Fund

Schedule of Investments	December 31, 2012

		Principal Amount	Fair Value

DDR Corp. (REIT)
4.63%	07/15/22	$35,000	$38,197
Deere & Co.
3.90%	06/09/42	26,000	26,573
Denbury Resources Inc.
6.38%	08/15/21	45,000	49,500	(f)
8.25%	02/15/20	40,000	45,000	(f)
DENTSPLY International Inc.
2.75%	08/15/16	22,000	22,826
4.13%	08/15/21	57,000	60,559	(f)
Devon Energy Corp.
3.25%	05/15/22	67,000	69,927
Diageo Capital PLC
1.50%	05/11/17	72,000	73,018
Diageo Investment Corp.
2.88%	05/11/22	76,000	78,453
DIRECTV Holdings LLC
4.75%	10/01/14	70,000	74,740	(f)
5.15%	03/15/42	48,000	48,549
Dominion Resources Inc.
1.95%	08/15/16	40,000	41,107	(f)
DPL Inc.
7.25%	10/15/21	138,000	147,660
DR Horton Inc.
4.38%	09/15/22	8,000	8,160
Duke Energy Corp.
1.63%	08/15/17	47,000	47,123
3.05%	08/15/22	139,000	141,486
Eastman Chemical Co.
2.40%	06/01/17	80,000	82,659
eBay Inc.
1.35%	07/15/17	34,000	34,396
2.60%	07/15/22	25,000	25,256
4.00%	07/15/42	29,000	28,244
Ecopetrol S.A.
7.63%	07/23/19	10,000	12,925
Empresa de Energia de Bogota S.A.
6.13%	11/10/21	10,000	11,225	(a)
Energy Transfer Equity LP
7.50%	10/15/20	39,000	45,045	(f)
Energy Transfer Partners LP
6.50%	02/01/42	42,000	51,422
6.70%	07/01/18	41,000	49,401	(f)
Enterprise Products Operating LLC
4.45%	02/15/43	24,000	24,300
European Investment Bank
0.41%	12/15/14	100,000	100,901	(c,f)
4.88%	01/17/17	75,000	87,060	(f)
Exelon Corp.
4.90%	06/15/15	70,000	76,197	(f)
Express Scripts Holding Co.
2.65%	02/15/17	23,000	23,906	(a,f)
3.13%	05/15/16	84,000	88,561	(f)
3.90%	02/15/22	25,000	26,956	(a,f)
4.75%	11/15/21	28,000	31,775	(a,f)
Florida Power & Light Co.
4.13%	02/01/42	51,000	53,311	(f)
Ford Motor Credit Company LLC
3.00%	06/12/17	72,000	73,975

		Principal Amount	Fair Value

Forest Oil Corp.
7.25%	06/15/19	$51,000	$51,255	(f)
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	30,000	32,100	(a,f)
Frontier Communications Corp.
7.13%	03/15/19	52,000	56,550	(f)
Georgia Power Co.
4.30%	03/15/42	27,000	28,320
Goldman Sachs Capital I
6.35%	02/15/34	33,000	34,254	(f)
Great Plains Energy Inc.
4.85%	06/01/21	60,000	66,104	(f)
Hanesbrands Inc.
6.38%	12/15/20	59,000	64,900	(f)
HCA Inc.
6.50%	02/15/20	36,000	40,500	(f)
Heineken N.V.
0.73%	10/01/15	32,000	32,060	(a,c)
1.40%	10/01/17	46,000	45,861	(a)
Hewlett-Packard Co.
2.60%	09/15/17	47,000	45,785
6.00%	09/15/41	14,000	13,859
Host Hotels & Resorts LP (REIT)
4.75%	03/01/23	6,000	6,360
6.00%	11/01/20	25,000	27,500	(f)
HSBC USA Inc.
1.63%	01/16/18	71,000	71,064
Hughes Satellite Systems Corp.
6.50%	06/15/19	28,000	30,870	(f)
Hyundai Capital America
1.63%	10/02/15	46,000	46,276	(a)
2.13%	10/02/17	23,000	23,165	(a)
Ingles Markets Inc.
8.88%	05/15/17	103,000	109,824	(f)
Intel Corp.
1.35%	12/15/17	44,000	43,987
2.70%	12/15/22	44,000	43,938
4.25%	12/15/42	22,000	22,059
Intergas Finance BV
6.38%	05/14/17	100,000	113,750	(a,f)
Invesco Finance PLC
3.13%	11/30/22	67,000	67,676
Jabil Circuit Inc.
4.70%	09/15/22	10,000	10,513
John Deere Capital Corp.
3.15%	10/15/21	26,000	27,417
JPMorgan Chase & Co.
3.25%	09/23/22	22,000	22,655
4.35%	08/15/21	24,000	26,838	(f)
4.50%	01/24/22	40,000	45,249
KFW
2.00%	10/04/22	115,000	115,246
4.50%	07/16/18	85,000	100,283	(f)
Kinder Morgan Energy Partners LP
5.00%	08/15/42	23,000	24,375
Kinross Gold Corp.
6.88%	09/01/41	33,000	33,583
Korea National Oil Corp.
2.88%	11/09/15	100,000	104,246	(a,f)

See Notes to Schedule of Investments and Notes to Financial Statements.

8

Income Fund

Schedule of Investments	December 31, 2012

		Principal Amount	Fair Value

Kraft Foods Group Inc.
1.63%	06/04/15	$25,000	$25,444	(a)
2.25%	06/05/17	53,000	54,819	(a)
5.00%	06/04/42	45,000	50,602	(a)
Liberty Mutual Group Inc.
6.50%	05/01/42	26,000	29,251	(a)
Lincoln National Corp.
4.20%	03/15/22	15,000	16,093
Linn Energy LLC
6.25%	11/01/19	5,000	5,025	(a)
8.63%	04/15/20	42,000	45,780	(f)
McDonald's Corp.
1.88%	05/29/19	54,000	54,947
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	20,000	19,788
Merck & Company Inc.
2.40%	09/15/22	46,000	46,015
MidAmerican Energy Holdings Co.
6.13%	04/01/36	115,000	145,169	(f)
Morgan Stanley
4.75%	03/22/17	32,000	34,911
4.88%	11/01/22	67,000	69,371
5.50%	07/28/21	51,000	57,904	(f)
6.63%	04/01/18	102,000	120,215
Murphy Oil Corp.
2.50%	12/01/17	66,000	66,407
3.70%	12/01/22	44,000	43,833
Mylan Inc.
7.88%	07/15/20	70,000	82,723	(a,f)
National Agricultural Cooperative Federation
4.25%	01/28/16	100,000	106,770	(a,f)
National JSC Naftogaz of Ukraine
9.50%	09/30/14	100,000	102,625
Newfield Exploration Co.
5.63%	07/01/24	10,000	10,800
5.75%	01/30/22	51,000	56,100	(f)
NewMarket Corp.
4.10%	12/15/22	24,000	24,420	(a)
News America Inc.
6.65%	11/15/37	25,000	32,305	(f)
Nexen Inc.
6.40%	05/15/37	42,000	54,298
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	78,000	81,267	(f)
Nisource Finance Corp.
3.85%	02/15/23	60,000	61,657
Novartis Capital Corp.
2.40%	09/21/22	55,000	55,148
NYSE Euronext
2.00%	10/05/17	69,000	70,144
Oglethorpe Power Corp.
5.38%	11/01/40	32,000	37,468	(f)
Omnicom Group Inc.
3.63%	05/01/22	71,000	73,962
ONEOK Partners LP
3.38%	10/01/22	12,000	12,229
6.13%	02/01/41	34,000	40,763	(f)
Oracle Corp.
1.20%	10/15/17	114,000	114,338

		Principal Amount	Fair Value

Pacific Gas & Electric Co.
6.05%	03/01/34	$24,000	$30,922	(f)
PacifiCorp
6.25%	10/15/37	2,000	2,694
PAETEC Holding Corp.
8.88%	06/30/17	26,000	27,885	(f)
Peabody Energy Corp.
6.25%	11/15/21	30,000	31,875
PepsiCo Inc.
2.75%	03/05/22	74,000	76,021
Petrobras International Finance Co.
2.88%	02/06/15	22,000	22,574	(f)
3.50%	02/06/17	70,000	73,412	(f)
3.88%	01/27/16	25,000	26,375	(f)
Philip Morris International Inc.
2.50%	05/16/16	60,000	63,108	(f)
3.88%	08/21/42	23,000	23,125
Plains Exploration & Production Co.
6.50%	11/15/20	25,000	27,687
Power Sector Assets & Liabilities Management Corp.
7.39%	12/02/24	100,000	139,250	(a,f)
Pride International Inc.
6.88%	08/15/20	58,000	73,353	(f)
Prudential Financial Inc.
5.63%	05/12/41	28,000	31,918	(f)
5.63%	06/15/43	20,000	20,726	(g)
Range Resources Corp.
5.75%	06/01/21	51,000	54,570	(f)
Reynolds American Inc.
3.25%	11/01/22	70,000	70,315
Roche Holdings Inc.
6.00%	03/01/19	76,000	94,604	(a,f)
Rowan Companies Inc.
5.40%	12/01/42	29,000	29,368
Royal Bank of Canada
1.20%	09/19/17	69,000	69,166
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.00%	06/03/21	200,000	207,626	(a,f)
Santander Holdings USA Inc.
3.00%	09/24/15	23,000	23,422
Schlumberger Investment S.A.
2.40%	08/01/22	70,000	69,401	(a)
Seagate HDD Cayman
7.00%	11/01/21	5,000	5,363
Simon Property Group LP (REIT)
2.75%	02/01/23	15,000	14,992
Teva Pharmaceutical Finance Co. BV
2.95%	12/18/22	71,000	71,821
Textron Inc.
6.20%	03/15/15	40,000	43,841	(f)
The ADT Corp.
2.25%	07/15/17	25,000	24,801	(a)
3.50%	07/15/22	26,000	25,287	(a)
4.88%	07/15/42	13,000	12,339	(a)
The Coca-Cola Co.
3.30%	09/01/21	63,000	69,451	(f)
The Dow Chemical Co.
3.00%	11/15/22	22,000	21,951
4.38%	11/15/42	22,000	21,857

See Notes to Schedule of Investments and Notes to Financial Statements.

9

Income Fund

Schedule of Investments	December 31, 2012

		Principal Amount	Fair Value

The Goldman Sachs Group Inc.
5.75%	01/24/22	$89,000	$105,217	(f)
6.75%	10/01/37	46,000	52,133
The Korea Development Bank
3.25%	03/09/16	100,000	104,731	(f)
The Potomac Edison Co.
5.35%	11/15/14	95,000	102,528	(f)
The Sherwin-Williams Co.
1.35%	12/15/17	22,000	21,952
4.00%	12/15/42	22,000	21,984
The Williams Companies Inc.
3.70%	01/15/23	71,000	71,614
Time Warner Cable Inc.
6.75%	07/01/18	61,000	76,200	(f)
Total Capital International S.A.
1.55%	06/28/17	125,000	126,927
2.70%	01/25/23	69,000	70,292
Toyota Motor Credit Corp.
1.25%	10/05/17	46,000	46,327
1.75%	05/22/17	67,000	68,610
TransAlta Corp.
4.50%	11/15/22	45,000	45,621
Transocean Inc.
3.80%	10/15/22	23,000	23,573
Turlock Corp.
1.50%	11/02/17	67,000	67,137	(a)
2.75%	11/02/22	97,000	96,701	(a)
U.S. Bancorp
3.44%	02/01/16	76,000	80,032
United Parcel Service Inc.
2.45%	10/01/22	46,000	46,015
United Technologies Corp.
1.80%	06/01/17	27,000	27,793
4.50%	06/01/42	40,000	44,446
UnitedHealth Group Inc.
0.73%	10/15/15	23,000	23,075	(c)
1.40%	10/15/17	23,000	23,036
Vail Resorts Inc.
6.50%	05/01/19	80,000	86,100	(f)
Verizon Communications Inc.
2.00%	11/01/16	140,000	144,891	(f)
2.45%	11/01/22	22,000	22,007
3.85%	11/01/42	22,000	21,638
Viacom Inc.
2.50%	12/15/16	53,000	55,262	(f)
Visteon Corp.
6.75%	04/15/19	48,000	51,120
Vodafone Group PLC
2.50%	09/26/22	46,000	45,818
Watson Pharmaceuticals Inc.
3.25%	10/01/22	69,000	70,439
Weatherford International Inc.
6.35%	06/15/17	24,000	27,470
Weatherford International Ltd.
4.50%	04/15/22	46,000	48,818	(f)
5.95%	04/15/42	42,000	45,585	(f)
WellPoint Inc.
1.88%	01/15/18	19,000	19,236
3.30%	01/15/23	70,000	71,820
3.70%	08/15/21	11,000	11,569

		Principal Amount	Fair Value

Woodside Finance Ltd.
4.50%	11/10/14	$95,000	$100,483	(a,f)
WPP Finance 2010
3.63%	09/07/22	23,000	22,877
5.13%	09/07/42	23,000	22,487
Xstrata Finance Canada Ltd.
2.45%	10/25/17	91,000	91,882	(a)
4.00%	10/25/22	41,000	41,443	(a)
5.80%	11/15/16	58,873	66,462	(a,f)
			12,926,337

Non-Agency Collateralized Mortgage Obligations — 2.9%

Banc of America Commercial Mortgage Trust 2006-4
5.68%	07/10/46	20,000	22,615
Banc of America Commercial Mortgage Trust 2007-4
5.73%	02/10/51	30,000	35,417	(f)
Banc of America Commercial Mortgage Trust 2008-1
6.21%	02/10/51	30,000	36,374	(f)
Banc of America Merrill Lynch Commercial Mortgage Inc.
5.19%	09/10/47	55,000	61,273	(f)
Bear Stearns Commercial Mortgage Securities
4.93%	02/13/42	60,000	64,797	(f)
5.57%	04/12/38	60,000	66,429	(f)
Citigroup Commercial Mortgage Trust
5.48%	10/15/49	30,000	28,553	(f)
COMM 2005-LP5 Mortgage Trust
4.98%	05/10/43	30,000	32,825	(f)
Credit Suisse First Boston Mortgage Securities Corp.
5.31%	10/25/35	62,268	1,202
CSMC Mortgage-Backed Trust Series 2006-1
5.51%	02/25/36	13,202	40
GS Mortgage Securities Corp. II
3.00%	08/10/44	60,000	64,103	(f)
5.31%	08/10/44	20,000	23,219	(a)
JP Morgan Chase Commercial Mortgage Securities Corp.
4.27%	06/15/45	50,000	55,438
4.43%	12/15/47	30,000	29,018	(a,g)
5.04%	03/15/46	30,000	32,438	(f)
5.34%	08/12/37	130,000	142,170	(f)
5.44%	06/12/47	120,000	138,114	(f)
5.79%	02/12/51	50,000	59,569	(f)
LB-UBS Commercial Mortgage Trust
5.16%	02/15/31	70,000	78,150	(f)
5.87%	06/15/38	20,000	23,094
MASTR Alternative Loans Trust
5.00%	08/25/18	49,497	4,383	(e,f,j)
Merrill Lynch
5.49%	07/12/46	25,000	22,707
Morgan Stanley Capital I Trust 2006-IQ11
5.70%	10/15/42	50,000	44,722	(f)
Morgan Stanley Capital I Trust 2006-TOP23
5.82%	08/12/41	30,000	34,734
Morgan Stanley Capital I Trust 2008-TOP29
6.27%	01/11/43	45,000	53,595	(f)
UBS-Barclays Commercial Mortgage Trust
4.89%	05/10/63	20,000	17,990	(a,g)

See Notes to Schedule of Investments and Notes to Financial Statements.

10

Income Fund

Schedule of Investments	December 31, 2012

		Principal Amount	Fair Value

Wachovia Bank Commercial Mortgage Trust
5.47%	01/15/45	$70,000	$77,260	(f)
Wells Fargo Commercial Mortgage Trust
4.69%	10/15/45	10,000	10,639
			1,260,868

Sovereign Bonds — 1.5%

Government of Chile
3.63%	10/30/42	18,000	17,775
Government of Dominican Republic
7.50%	05/06/21	100,000	116,150	(a,f)
Government of El Salvador
7.65%	06/15/35	20,000	22,850	(a,f)
Government of Hungary
7.63%	03/29/41	12,000	13,860
Government of Lebanon
4.00%	12/31/17	3,500	3,465
5.15%	11/12/18	11,000	11,000
6.10%	10/04/22	11,000	11,110
Government of Mexico
4.75%	03/08/44	20,000	22,600	(f)
5.75%	10/12/49	10,000	12,025
6.05%	01/11/40	18,000	24,138	(f)
Government of Panama
6.70%	01/26/36	21,000	29,820	(f)
Government of Peru
6.55%	03/14/37	41,000	59,245	(f)
Government of Philippines
6.38%	01/15/32	100,000	137,000
Government of Poland
3.00%	03/17/23	8,000	7,980
5.00%	03/23/22	30,000	35,430
6.38%	07/15/19	7,000	8,727
Government of Romania
6.75%	02/07/22	20,000	24,300	(a,f)
Government of Turkey
6.88%	03/17/36	10,000	13,500
Government of Uruguay
6.88%	09/28/25	27,038	37,718
Government of Venezuela
10.75%	09/19/13	33,000	33,908
Government of Vietnam
1.50%	03/12/16	3,652	3,355	(g)
Russian Foreign Bond — Eurobond
7.50%	03/31/30	7,884	10,126	(h)
			656,082

Municipal Bonds and Notes — 0.6%

American Municipal Power Inc.
6.27%	02/15/50	25,000	29,890	(f)
Municipal Electric Authority of Georgia
6.64%	04/01/57	39,000	46,586	(f)
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	15,000	17,239
Port Authority of New York & New Jersey
4.46%	10/01/62	75,000	74,028
South Carolina State Public Service Authority
6.45%	01/01/50	30,000	40,380	(f)

		Principal Amount	Fair Value

State of California
5.70%	11/01/21	$40,000	$47,662	(f)
			255,785

FNMA — 0.0%*

Lehman TBA
5.50%	TBA	83,122	—	**(b,i,k)

Total Bonds and Notes (Cost $39,028,678)			40,179,610
Short-Term Investments — 18.1%
GE Institutional Money Market Fund Investment Class 0.06% (Cost $7,794,172)			7,794,172	(c,l)

Total Investments (Cost $46,822,850)			47,973,782

Liabilities in Excess of Other Assets, net — (11.8)%			(5,080,862)

NET ASSETS — 100.0%			$42,892,920

Other Information

The Fund had the following long futures contracts open at December 31,2012:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation
5 Yr. U.S. Treasury Notes Futures	March 2013	47	$5,847,461	$(8,786)
30 Yr. U.S. Treasury Bond Futures	March 2013	21	3,097,500	(26,972)

				$(35,758)

The Fund had the following short futures contracts open at December 31, 2012:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation
Ultra long U.S. Treasury Bond Futures	March 2013	20	$(3,251,875)	$63,656
10 Yr. U.S. Treasury Notes Futures	March 2013	43	(5,709,594)	28,452

				$92,108

				$56,350

See Notes to Schedule of Investments and Notes to Financial Statements.

11

Notes to Schedule of Investments	December 31, 2012

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to $3,047,624 or 7.11% of the net assets of the GE Investments Income Fund. These securities have been determined to be liquid using procedures established by the Fund’s Board of Directors. (unaudited)

(b)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(c)	Coupon amount represents effective yield.

(d)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(e)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(f)	At December 31, 2012 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2012.

(h)	Step coupon bond. Security becomes interest bearing at a future date.

(i)	Securities in default.

(j)	Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

(k)	Fair Valued Security.

(l)	GE Asset Management (“GEAM”) the investment adviser of the Fund, also serves as the investment adviser of the GE Institutional Money Market Fund.

*	Less than 0.05%.

**	Amount is less than $ 0.50.

†	Percentages are based on net assets as of December 31, 2012.

Abbreviations:

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

STRIPS	Separate Trading of Registered Interest and Principal of Security

TBA	To be Announced

12

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08
Inception date	—		—		—		—		1/3/95
Net asset value, beginning of period	$11.35		$11.05		$10.62		$10.26		$11.50
Income (loss) from investment operations:
Net investment income	0.28		0.48		0.34	*	0.37		0.56
Net realized and unrealized gains (losses) on investments	0.37		0.32		0.46		0.45		(1.16)
Total income (loss) from investment operations	0.65		0.80		0.80		0.82		(0.60)
Less distributions from:
Net investment income	0.29		0.50		0.37		0.46		0.64
Return of capital	—		—		—		—		0.00	(b)
Total distributions	0.29		0.50		0.37		0.46		0.64
Net asset value, end of period	$11.71		$11.35		$11.05		$10.62		$10.26
TOTAL RETURN (a)	5.69%		7.20%		7.56%		7.88%		(5.21)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$42,893		$51,191		$54,884		$59,532		$68,731
Ratios to average net assets:
Net investment income	2.09%		3.99%		3.07%		4.01%		4.63%
Net expenses	0.80%	(c)	0.86%	(c)	0.83%	(c)	0.84%	(c)	0.63%	(c)
Gross expenses	0.82%		0.87%		1.00%		0.84%		0.65%
Portfolio turnover rate	327%		359%		320%		251%		385%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Rounds to less than $0.01 per share.
(c)	Reflects GE Asset Management’s waiver of a portion of the Fund’s advisory and administrative fee in an amount equal to the advisory and administrative fee earned by GEAM with respect to the Fund’s investment in an affiliated money market fund managed by GEAM.
*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities December 31, 2012

ASSETS
Investments in securities, at Fair Value (cost $39,028,678)	$40,179,610
Short-term affiliated investments (at amortized cost)	7,794,172
Income receivables	227,192
Variation margin receivable	15,930
Other assets	575
Total assets	48,217,479

LIABILITIES
Payable for investments purchased	5,201,165
Payable for Fund shares redeemed	18,039
Payable to GEAM	17,658
Accrued other expenses	87,594
Variation margin payable	103
Total liabilities	5,324,559
NET ASSETS	$42,892,920

NET ASSETS CONSIST OF:
Capital paid in	49,519,674
Undistributed (distribution in excess of) net investment income	—
Accumulated net realized loss	(7,834,036)
Net unrealized appreciation on:
Investments	1,150,932
Futures	56,350
NET ASSETS	$42,892,920

Shares outstanding ($0.01 par value; unlimited shares authorized)	3,664,230
Net asset value per share	$11.71

The accompanying Notes are an integral part of these financial statements.

14

Statement of Operations For the year ended December 31, 2012

INVESTMENT INCOME
Income
Interest	$1,388,986
Interest from affiliated investments	4,386
Total income	1,393,372

Expenses
Advisory and administration fees	242,353
Directors’ fees	2,186
Custody and accounting expenses	99,167
Professional fees	26,548
Other expenses	24,127
Total expenses before waivers	394,381
Less: Fees waived by the adviser	(8,213)
Net expenses	386,168
Net investment income	1,007,204

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	2,054,568
Futures	(492,100)

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	16,393
Futures	162,657
Net realized and unrealized gain on Investments	1,741,518
Net increase in net assets resulting from operations	$2,748,722

The accompanying Notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,007,204	$2,096,324
Net realized gain on investments and futures	1,562,468	1,763,613
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	179,050	(225,308)
Net increase from operations	2,748,722	3,634,629
Distributions to shareholders from:
Net investment income
Class 1	(1,025,340)	(2,140,730)
Class 4*	—	—
Total distributions	(1,025,340)	(2,140,730)
Increase in assets from operations and distributions	1,723,382	1,493,899
Share transactions:
Proceeds from sale of shares
Class 1	2,589,560	3,486,517
Class 4*	—	—
Value of distributions reinvested
Class 1	1,025,340	2,140,730
Class 4*	—	—
Cost of shares redeemed
Class 1	(13,636,423)	(10,813,893)
Class 4*	—	(11,075)
Net decrease from share transactions	(10,021,523)	(5,197,721)
Total decrease in net assets	(8,298,141)	(3,703,822)

NET ASSETS
Beginning of period	51,191,061	54,894,883
End of period	$42,892,920	$51,191,061
Undistributed (distributions in excess of) net investment income, end of period	$—	$(36,376)

CHANGES IN FUND SHARES

Class 1
Shares sold	223,834	302,233
Issued for distributions reinvested	87,561	188,944
Shares redeemed	(1,157,509)	(945,511)
Net decrease in fund shares	(846,114)	(454,334)

Class 4*
Shares redeemed	—	(980)
Net decrease in fund shares	—	(980)

*	Share Class 4 was closed effective April 30, 2011

The accompanying Notes are an integral part of these financial statements.

16

Notes to Financial Statements	December 31, 2012

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, Income Fund (the “Fund”), and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions.  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Foreign Currency   Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern Time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Fund is subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund entered into derivative transactions to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invested in futures for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, gaining market exposure for accumulating and residual cash positions, for duration

17

Notes to Financial Statements	December 31, 2012

management, or when the transactions were economically appropriate to reduce risks inherent in the management of the Fund. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

18

Notes to Financial Statements	December 31, 2012

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, which may include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service may also use other available information as applicable such as benchmark curves, benchmarking of similar securities, sector groupings and matrix pricing. Thus, certain securities may not be priced using market quotations, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

The Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Company’s Board of Directors (the “Board”) that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

19

Notes to Financial Statements	December 31, 2012

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2012:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities†
U.S. Treasuries	$—	$10,852,206	$—	$10,852,206
Agency Mortgage Backed	—	13,524,770	—	13,524,770
Agency CMOs	—	504,726	—	504,726
Asset Backed	—	198,836	—	198,836
Corporate Notes	—	12,926,337	—	12,926,337
Non-Agency CMOs	—	1,260,868	—	1,260,868
Sovereign Bonds	—	656,082	—	656,082
Municipal Notes and Bonds	—	255,785	—	255,785
Short-Term Investments	7,794,172	—	—	7,794,172

Total Investments in Securities	$7,794,172	$40,179,610	$—	$47,973,782

Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$92,108	$—	$—	$92,108
Futures Contracts — Unrealized Depreciation	(35,758)	—	—	(35,758)

Total Other Financial Instruments	$56,350	$—	$—	$56,350

†	See Schedule of Investments for Industry Classification
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2012.

	Asset Derivatives December 31, 2012			Liability Derivatives December 31, 2012
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
Interest Rate Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	92,108	*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(35,758	)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts reported in the Schedule of Investments and as within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

20

Notes to Financial Statements	December 31, 2012

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation / (Depreciation) on Derivatives Recognized in Income ($)
Interest Rate Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/(depreciation) on Futures	129,852,703/ (129,592,483)	(492,100)	162,657

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.10% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2012.

6.	Fees and Compensation Paid to Affiliates

Advisory and Administration Fees GEAM, a registered investment adviser, was retained by the Board effective November 15, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.50%.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s advisory and administrative fee in the amount equal to the advisory and administrative fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund, if any.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2012 were as follows:

U.S. Government Securities
Purchases	Sales
$ 122,539,066	$119,844,724

Non-U.S. Government Securities
Purchases	Sales
$21,227,652	$31,416,474

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2009, 2010, 2011, and 2012 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

21

Notes to Financial Statements	December 31, 2012

At December 31, 2012, information on the tax components of capital was as follows:

Cost of Investments For Tax Purposes	Gross Unrealized Tax		Net Tax Appreciation/ (Depreciation)		Undistributed		Late-Year Losses
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accumulated Capital Loss
$46,969,118	$1,372,309	$(367,645)	$1,004,664	$—	$—	$(7,569,843)	$(61,576)

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

As of December 31, 2012, the Fund has capital loss carryovers as follows:

Amount
Short-Term	Long-Term	Expires
$ 160,396	$—	12/31/2016
7,409,447	—	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2012, the Fund utilized $1,531,544 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2012 as follows:

Capital	Ordinary
$ 61,576	$—

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2012	$1,025,340	$—	$1,025,340
2011	2,140,730	—	2,140,730

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized and unrealized gains and losses on foreign currency contracts, paydown gains and losses on mortgage-backed securities, investments organized as partnerships for tax purposes, losses deferred due to offsetting positions, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

22

Notes to Financial Statements	December 31, 2012

The reclassifications for the year ended December 31, 2012 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Unrealized Gain	Paid in Capital
$54,512	$(64,654)	$—	$10,142

23

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Income Fund, a series of GE Investments funds, as of December 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Income Fund as of December 31, 2012, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 15, 2013

24

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 14 and December 17, 2012.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by

25

Advisory and Administrative Agreement Renewal	(Unaudited)

Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and relative underperformance. The Board members discussed GEAM’s investment approach with respect to the Fund and the reasons for the Fund’s relative underperformance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM had made significant investments in its business in the past, and that GEAM continues to make substantial investments in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a slight decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

26

Advisory and Administrative Agreement Renewal	(Unaudited)

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

27

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    63

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1988.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member of the Board of Governors for the Investment Company Institute since October 2006; Director of GE Asset Management (Ireland) Limited, since February 1999; GE Asset Management Funds Plc since 1998; GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998; Trustee of General Electric Pension Trust since 1988; and Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Director of GE Investment Distributors, Inc. since June 2011; and Trustee and Executive Vice President of GE Funds from July 2007 to February 2011.

28

Additional Information	(Unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 2 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 7 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

29

Additional Information	(Unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified – 9 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    66

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    Managing General Partner, NGN Capital LLC since 2006; Treasurer of NeuroScience Research Institute since 1986; and Vice President of Walden Capital Management from 1996 to 2008.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

30

Additional Information	(Unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    66

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – 1 year.

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

31

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Public Investments

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Executive Vice President – Strategy and Business Development Leader

Jessica Holscott, Executive Vice President, Chief Financial Officer

Ralph R. Layman, Executive Vice President and Chief Investment Officer Emeritus Public Equities

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Solutions

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

32

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Total Return Fund

Annual Report

December 31, 2012

GE Investments Funds, Inc.

Total Return Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2012 (Unaudited)

The information provided on the performance page relates to the GE Investments Total Return Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI® ACWI Ex-U.S.) is a market-capitalization weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. Index includes both developed and emerging markets.

The Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2013 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

Total Return Fund	(Unaudited)

Greg Hartch

Executive Vice President and Strategy and Business Development Leader

David Wiederecht

President and Chief Investment Officer-Investment Solutions

The Total Return Fund is managed by a team of portfolio managers that includes Greg Hartch and David Wiederecht. Mr. Hartch and Mr. Wiederecht are vested with oversight authority for determining asset allocations for the Fund. On September 19, 2012, the Board of Directors (the “Board”) approved a restructuring of the Fund to change the investment management of the Fund’s underlying strategies from that of active management to passive management, employing an indexing investment approach designed to track the performance of various broad-based indices (the “Fund Restructure”).

In connection with the Fund Restructure, the Board approved the appointment of a new sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), to manage the Fund’s assets using a passive indexation investment approach. Mr. Hartch and Mr. Wiederecht will continue to provide asset allocation services to the Fund, and to allocate the Fund’s assets across various asset classes in order to diversify the Fund’s holdings and to adjust the asset class weightings based on market and economic conditions. Based on the asset allocation decisions of Mr. Hartch and Mr. Wiederecht, BlackRock will manage the Fund’s assets using an indexing investment approach designed to track the performance of the desired broad-based indices representing the asset classes. There will be no changes to the Fund’s investment objective. The Fund Restructure was completed on January 31, 2013, and BlackRock became sub-adviser to the Fund effective February 1, 2013.

Greg Hartch is an Executive Vice President and the Strategy and Business Development Leader at GE Asset Management. He has served as a portfolio manager to the Total Return Fund since January 2011. Mr. Hartch joined GE Asset Management in 2002 and has held various positions at GE Asset Management including Senior Vice President — Alternative Assets from 2002-2004, Director of Fixed Income Research from 2004-2007, Managing Director — International Real Estate from 2007 to 2010 and Senior Vice President — Tactical Asset Allocation from 2010 to 2011. He has served as the Strategy and Business Development Leader since 2011 and became an Executive Vice President in 2013.

David Wiederecht is the President and Chief Investment Officer — Investment Solutions and a Director at GE Asset Management. He has served as a portfolio manager to the Total Return Fund since January 2011. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President — Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director — Alternative Investments from 2004 to 2008, and President and Chief Investment Officer — Investment Solutions since 2008.

Q.	How did the Total Return Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2012?

A.

For the twelve-month period ended December 31, 2012, the Total Return Fund returned 12.55% for the Class 1 shares and 12.25% for Class 3 shares. The Fund’s broad based benchmarks, the S&P 500® Index (S&P 500 Index), the MSCI All Country World ex-U.S. Index, and the Barclays U.S. Aggregate Bond Index returned 16.00%, 16.83%, and 4.22%, respectively. The Fund’s Morningstar peer group of 318 U.S. Insurance Moderate Allocation funds returned an average of 11.88% over the same period.

Q.	What market factors affected the Fund’s performance?

A.

The twelve-month period ended December 31, 2012 turned out to be a year of solid returns across asset classes. Equity markets provided double-digit gains, government bond yields were generally lower around the world, and credit spreads moved tighter to boost returns in corporate bonds. This combination of coincident strength of returns across markets appeared unlikely at the start of the year. However, gradual improvement of U.S. growth alongside fading risks from Europe and solid earnings growth helped underpin equity markets,

(Unaudited)

while continued monetary policy support and quantitative easing (QE) has kept interest rates low.

In the fourth quarter, trends within markets were more divergent than we have seen in recent years. U.S. equities moved lower while non-U.S. equity markets posted robust gains. At the same time, U.S. interest rates were slightly higher, but European yields declined. These moves likely reflect several factors. First, within stock markets, as concerns about the European sovereign debt crisis have abated, valuations in those markets have moved higher. At the same time, growth expectations seem to be bottoming in China, while Japanese markets have benefited from a weaker currency. Second, U.S. markets have enjoyed several years of outperformance. As confidence outside of the U.S. has improved, performance has followed. Finally, the U.S. election in November, followed by the uncertainty around the fiscal cliff and hitting the debt ceiling limit have all contributed to increased uncertainty about growth and policy in the early part of 2013, which seems to have weighed on returns.

Signs of economic improvement continued into the end of 2012. On the household side of the economy, growth in employment remained sluggish but positive, resulting in the unemployment rate moving lower. Importantly, the housing market improved as housing starts and sales and housing prices continued to move higher. While levels of activity and price currently remain well below levels witnessed before the financial crisis, we believe the gains appear sustainable and contribute positively to the banking system and real economy. On the manufacturing end, the U.S. ISM index moved back above 50 in December, suggesting a decent level of activity.

International equity markets performed well as an improvement in existing conditions and optimism about the future prevailed despite new clouds on the horizon. In Europe, the European Stability Mechanism going live, Greece passing an acceptable austerity plan, followed by approval from the European Union, and the hope that Spain would accept formal aid, all conspired to push European stocks higher, bond yields lower, and spreads tighter. Stimulus in China early in the fourth quarter of 2012 followed by a calm transfer of power led to a strong recovery in local stocks. Japan held a Lower House election in December with the Liberal Democratic Party winning a decisive mandate for change, leading to an immediate weakening of the Yen and a strong rally in Japanese stocks. Forecasts for the global economy in 2013 remain cautious and therefore, we believe central banks will likely maintain their highly accommodative stance.

The U.S. election maintained the status quo of a divided Congress and a Democratic White House and the prospect of major philosophical battles ahead, starting with the fiscal cliff which only saw a partial solution in the early hours of the New Year. Corporate earnings were satisfactory although revenue numbers were weak and outlooks were cautious.

Growth concerns have contributed to the downward pressure on fixed income yields. Additional QE from the Federal Reserve along with contained inflation expectations has capped rates in government bonds. Meanwhile, solid corporate balance sheets and cash flows, low default rates, and investor appetite for higher yielding fixed income assets have all contributed to additional tightening of corporate bond spreads. Outside of the U.S., yields have fallen across the board in Europe, reflective of fading systemic risk, which have been coincident with the rally in international equity markets.

Q.	What were the primary drivers of Fund performance?

A.	The Fund’s performance was primarily driven by its asset allocation and underlying security selection. A higher allocation to U.S. equities positively impacted the Fund’s performance as equity markets rallied during the period. A lower allocation to fixed income also contributed to positive performance as fixed income underperformed equities during the period. Both the S&P 500 Index and the MSCI All Country World ex-U.S. Index significantly outperformed the Barclays U.S. Aggregate Bond Index over the twelve-month period. Additionally, security selection, particularly in international equities and fixed income, was a driver of positive absolute and relative performance.

Q.	Were there any significant changes to the Fund during the period?

A.	The Fund’s exposure to equities, fixed income, and cash remained fairly consistent throughout the period. Allocations within the Fund were periodically rebalanced to stay within guidelines.

Total Return Fund	(Unaudited)

As equity markets rallied throughout the first three months of the period, the Fund rebalanced by selling 2% of its U.S. equity exposure and reallocating this to fixed income and cash. Within the Fund’s equity allocation, mid-cap exposure was reduced and reallocated to cash. At the end of May, the Fund rebalanced to new target equity allocations. Within equities, mid-cap, international, and global resources were reduced at the end of May in favor of larger allocations to large-cap U.S. equities, higher dividend equities, and real estate investment trusts (REITs). The Fund’s allocation to mid-cap equity and REITs was also reduced and the cash position in the Fund increased slightly.

The Fund’s overweight to U.S. equities throughout the period reflects our view that on a risk/return basis, U.S. equities continue to be attractive long-term investments. We remain constructive on the prospects for long-term returns in equity markets based on relatively attractive valuations, expectations for further earnings growth and good prospects for companies to continue to boost dividends and buybacks given strong balance sheets. Non-U.S. equity markets including many emerging markets also appear to have attractive risk/return profiles for long-term disciplined investors.

Throughout the period, the Fund maintained a significant underweight in fixed income, reflecting our view that valuations on both treasuries and corporate bonds are stretched. Returns in bond markets are likely to be more modest as yields are near historical lows and the likelihood for substantial further spread or treasury compression is reduced. Nevertheless, exposure to bonds provides important diversification and downside protection. By allocating between U.S. equities, international equities, and fixed income, we believe the Fund will continue to seek to produce attractive returns while maintaining a prudent level of risk.

Total Return Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and services fee, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period” to estimate the expenses paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2012 - December 31, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Class 1	1,000.00	1,060.50	3.78
Class 3	1,000.00	1,058.80	5.07
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,021.47	3.71
Class 3	1,000.00	1,020.21	4.98

*	Expenses are equal to the Fund’s annualized expense ratio of 0.73% Class 1 & 0.98% Class 3 (for the period July 1, 2012 - December 31, 2012), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Total Return Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk. The Fund seeks to achieve its objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. The investment adviser utilizes information from GE Asset Management’s Asset Allocation Committee to allocate the Fund’s assets across various asset classes in order to diversify the Fund’s holdings and to adjust the asset class weightings based on market and economic conditions.†

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/12

	One Year	Five Year	Ten Year
Number of Funds in peer group	318	231	156
Peer group average annual total return	11.88%	2.26%	6.23%
Morningstar category in peer group: U.S. Insurance Moderate Allocation

Sector Allocation

as a % of Fair Value of $2,933,701 (in thousands) on December 31, 2012 (b)(c)

Top Ten Largest Holdings

as of December 31, 2012 as a % of Fair Value (b)(c)

Vanguard MSCI Emerging Markets ETF	2.30%
U.S. Treasury Notes 0.66%, 09/30/17	2.24%
U.S. Treasury Notes 0.24%, 09/30/14 - 10/31/14	2.11%
U.S. Treasury Notes 0.55%, 01/31/17 - 02/28/17	1.86%
Apple Inc.	1.46%
Federal National Mortgage Assoc. 4.50%, 05/01/18 - 04/01/41	1.32%
Qualcomm Inc.	1.21%
PepsiCo Inc.	1.02%
Microsoft Corp.	0.97%
U.S. Treasury Bonds 3.00%, 05/15/42	0.96%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

For the Periods Ended December 31, 2012

Class 1 Shares (Inception Date 7/01/85)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Total Return Fund	12.55%	0.48%	5.79%	$17,556
S&P 500 Index	16.00%	1.66%	7.10%	$19,866
Barclays U.S. Aggregate Bond Index	4.22%	5.94%	5.18%	$16,575
MSCI All Country World Index ex U.S.	16.83%	-2.89%	9.74%	$25,333

Change in Value of a $10,000 Investment(a)

Class 3 Shares

Average Annual Total Return

For the Periods Ended December 31, 2012

Class 3 Shares (Inception date 5/01/06)

	One Year	Five Year	Since Inception	Ending value of a $10,000 investment (a)
Total Return Fund	12.25%	0.26%	2.91%	$12,113
S&P 500 Index	16.00%	1.66%	3.48%	$12,562
Barclays U.S. Aggregate Bond Index	4.22%	5.94%	6.29%	$15,022
MSCI All Country World Index ex U.S.	16.83%	-2.89%	1.53%	$11,068

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.
†	Prior to January 23, 2013, the Fund’s underlying strategies were actively managed. See Note 10. “Subsequent Event — Fund Restructure” in Notes to Financial Statements for additional information.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

Total Return Fund

Schedule of Investments	December 31, 2012

Total Return Fund

	Number of Shares	Fair Value
Domestic Equity — 39.9%†

Advertising — 0.3%

Arbitron Inc.	27,960	$1,305,173
Omnicom Group Inc.	143,931	7,190,793
		8,495,966

Aerospace & Defense — 0.6%

Honeywell International Inc.	243,799	15,473,923
Teledyne Technologies Inc.	9,120	593,438	(a)
The Boeing Co.	20,727	1,561,987
		17,629,348

Agricultural Products — 0.2%

Archer-Daniels-Midland Co.	196,014	5,368,823

Air Freight & Logistics — 0.8%

United Parcel Service Inc.	301,947	22,262,552

Apparel Retail — 0.1%

Aeropostale Inc.	26,720	347,627	(a)
American Eagle Outfitters Inc.	14,730	302,112
The Buckle Inc.	13,730	612,907
		1,262,646

Apparel, Accessories & Luxury Goods — 0.0%*

Maidenform Brands Inc.	5,310	103,492	(a)

Application Software — 0.3%

ACI Worldwide Inc.	14,204	620,573	(a)
Blackbaud Inc.	29,870	681,932
Intuit Inc.	97,511	5,801,904
Parametric Technology Corp.	38,390	864,159	(a)
Solera Holdings Inc.	4,410	235,803
SS&C Technologies Holdings Inc.	34,680	801,802	(a)
		9,006,173

Asset Management & Custody Banks — 1.3%

Ameriprise Financial Inc.	201,759	12,636,166
Franklin Resources Inc.	13,818	1,736,923
Invesco Ltd.	467,740	12,203,336
State Street Corp.	190,217	8,942,101	(e)
		35,518,526

Automobile Manufacturers — 0.2%

Ford Motor Co.	353,454	4,577,229

Automotive Retail — 0.1%

AutoZone Inc.	5,344	1,894,074	(a)

	Number of Shares	Fair Value

Biotechnology — 1.0%

Amgen Inc.	188,652	$16,284,440	(h)
Cubist Pharmaceuticals Inc.	12,129	510,146	(a)
Gilead Sciences Inc.	159,093	11,685,381	(a)
		28,479,967

Broadcasting — 0.5%

CBS Corp.	68,948	2,623,471
Discovery Communications Inc.	188,236	11,011,806	(a)
		13,635,277

Cable & Satellite — 1.2%

Comcast Corp.††	236,612	8,844,557
Comcast Corp.††	178,678	6,423,474
DIRECTV	80,642	4,045,003	(a)
Liberty Global Inc.	229,081	13,458,509	(a)
		32,771,543

Casinos & Gaming — 0.2%

Las Vegas Sands Corp.	116,748	5,389,088

Communications Equipment — 2.1%

ADTRAN Inc.	4,895	95,648
Cisco Systems Inc.	1,189,761	23,378,804	(h)
Qualcomm Inc.	573,146	35,546,515
		59,020,967

Computer Hardware — 1.5%

Apple Inc.	80,205	42,751,671

Construction & Engineering — 0.0%*

Quanta Services Inc.	25,560	697,532	(a)

Construction & Farm Machinery & Heavy Trucks — 0.5%

Cummins Inc.	27,410	2,969,873
Deere & Co.	113,138	9,777,386
		12,747,259

Consumer Finance — 0.4%

American Express Co.	199,243	11,452,487

Data Processing & Outsourced Services — 1.3%

Global Cash Access Holdings Inc.	80,480	630,963	(a)
Paychex Inc.	413,572	12,878,632
The Western Union Co.	618,122	8,412,641
Visa Inc.	97,713	14,811,337
		36,733,573

Department Stores — 0.1%

Macy's Inc.	76,184	2,972,700

Distillers & Vintners — 0.1%

Diageo PLC ADR	31,182	3,635,198

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Distributors — 0.2%

Genuine Parts Co.	44,851	$2,851,627
LKQ Corp.	66,300	1,398,930	(a)
		4,250,557

Diversified Chemicals — 0.4%

EI du Pont de Nemours & Co.	94,378	4,244,179
PPG Industries Inc.	42,761	5,787,702
		10,031,881

Diversified Financial Services — 1.5%

Citigroup Inc.	234,833	9,289,994
JPMorgan Chase & Co.	238,382	10,481,656
Wells Fargo & Co.	627,328	21,442,071
		41,213,721

Diversified Metals & Mining — 0.0%*

Compass Minerals International Inc.	5,910	441,536

Diversified REITs — 0.1%

Duke Realty Corp.	32,970	457,294
Liberty Property Trust	10,580	378,447
Spirit Realty Capital Inc.	6,870	122,149
Vornado Realty Trust	9,200	736,736
		1,694,626

Diversified Support Services — 0.0%*

Healthcare Services Group Inc.	28,560	663,449

Drug Retail — 0.2%

CVS Caremark Corp.	95,934	4,638,409

Education Services — 0.0%*

Lincoln Educational Services Corp.	5,800	32,422

Electric Utilities — 0.3%

IDACORP Inc.	19,140	829,719
NextEra Energy Inc.	51,393	3,555,882
The Southern Co.	109,148	4,672,626
		9,058,227

Electrical Components & Equipment — 0.3%

Eaton Corp PLC	146,114	7,919,379
Polypore International Inc.	4,900	227,850	(a)
		8,147,229

Fertilizers & Agricultural Chemicals — 0.4%

Monsanto Co.	123,703	11,708,489

Food Distributors — 0.0%*

Spartan Stores Inc.	8,520	130,867

	Number of Shares	Fair Value

Footwear — 0.0%*

Deckers Outdoor Corp.	12,730	$512,637	(a)

General Merchandise Stores — 0.1%

Target Corp.	57,853	3,423,162

Healthcare Distributors — 0.3%

Cardinal Health Inc.	174,736	7,195,628
Owens & Minor Inc.	23,150	660,006
		7,855,634

Healthcare Equipment — 1.3%

Analogic Corp.	200	14,860
Covidien PLC	456,960	26,384,871
Medtronic Inc.	185,478	7,608,308
Stryker Corp.	13,705	751,308
Thoratec Corp.	10,220	383,454	(a)
		35,142,801

Healthcare Facilities — 0.0%*

HCA Holdings Inc.	30,749	927,697

Healthcare Services — 0.7%

Bio-Reference Labs Inc.	29,705	852,236	(a)
Express Scripts Holding Co.	288,329	15,569,766	(a)
HMS Holdings Corp.	27,760	719,539	(a)
MEDNAX Inc.	13,030	1,036,146	(a)
		18,177,687

Healthcare Supplies — 0.1%

DENTSPLY International Inc.	85,457	3,384,952

Healthcare Technology — 0.0%*

Computer Programs & Systems Inc.	5,590	281,401

Home Building — 0.0%*

MDC Holdings Inc.	30,643	1,126,437

Home Furnishing Retail — 0.0%*

Aaron's Inc.	18,140	512,999

Home Improvement Retail — 0.9%

Lowe's Companies Inc.	551,381	19,585,053
The Home Depot Inc.	72,435	4,480,105
		24,065,158

Household Products — 0.4%

Kimberly-Clark Corp.	58,037	4,900,064
The Clorox Co.	77,407	5,667,741
		10,567,805

Housewares & Specialties — 0.0%*

Jarden Corp.	20,650	1,067,605

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Independent Power Producers & Energy Traders — 0.3%

AES Corp.	371,345	$3,973,392
Calpine Corp.	213,898	3,877,971	(a)
		7,851,363

Industrial Gases — 0.1%

Praxair Inc.	34,670	3,794,632

Industrial Machinery — 0.6%

Dover Corp.	243,816	16,021,149
ESCO Technologies Inc.	8,920	333,697
Harsco Corp.	8,120	190,820
Mueller Industries Inc.	9,620	481,289
Woodward Inc.	16,340	623,044
		17,649,999

Industrial REITs — 0.1%

First Industrial Realty Trust Inc.	15,510	218,381	(a)
Prologis Inc.	40,240	1,468,358
		1,686,739

Integrated Oil & Gas — 1.7%

Chevron Corp.	188,458	20,379,848
Exxon Mobil Corp.	58,432	5,057,290	(h)
Hess Corp.	72,563	3,842,936
Occidental Petroleum Corp.	162,499	12,449,049
Royal Dutch Shell PLC ADR	78,138	5,387,615
		47,116,738

Integrated Telecommunication Services — 0.5%

AT&T Inc.	242,841	8,186,170
Verizon Communications Inc.	106,321	4,600,510
		12,786,680

Internet Retail — 0.2%

Amazon.com Inc.	18,824	4,727,459	(a)

Internet Software & Services — 1.1%

eBay Inc.	289,651	14,777,994	(a)
Google Inc.	20,103	14,260,466	(a)
NIC Inc.	14,530	237,420
The Active Network Inc.	24,660	121,081	(a)
		29,396,961

Investment Banking & Brokerage — 0.3%

Raymond James Financial Inc.	26,160	1,007,945
The Goldman Sachs Group Inc.	59,443	7,582,549
		8,590,494

IT Consulting & Other Services — 0.5%

International Business Machines Corp.	77,000	14,749,350	(h)

	Number of Shares	Fair Value

Life & Health Insurance — 0.2%

Prudential Financial Inc.	121,182	$6,462,636

Life Sciences Tools & Services — 0.4%

Agilent Technologies Inc.	120,303	4,925,205
Bruker Corp.	53,820	821,831	(a)
PerkinElmer Inc.	137,180	4,354,093
		10,101,129

Managed Healthcare — 0.0%*

Molina Healthcare Inc.	23,500	635,910	(a)

Movies & Entertainment — 0.5%

The Walt Disney Co.	26,626	1,325,709
Time Warner Inc.	271,048	12,964,226
		14,289,935

Multi-Line Insurance — 0.4%

American International Group Inc.	269,525	9,514,233	(a)
HCC Insurance Holdings Inc.	24,960	928,762
		10,442,995

Multi-Utilities — 0.2%

Dominion Resources Inc.	90,648	4,695,566

Office Electronics — 0.0%*

Zebra Technologies Corp.	16,740	657,547	(a)

Office REITs — 0.2%

Alexandria Real Estate Equities Inc.	2,360	163,595
BioMed Realty Trust Inc.	47,010	908,703
Boston Properties Inc.	10,730	1,135,341
CommonWealth	6,620	104,861
Coresite Realty Corp.	17,694	489,416
Digital Realty Trust Inc.	14,010	951,139
Highwoods Properties Inc.	6,820	228,129
Mack-Cali Realty Corp.	10,890	284,338
Parkway Properties Inc.	4,950	69,251
Piedmont Office Realty Trust Inc.	27,240	491,682
SL Green Realty Corp.	8,880	680,652
		5,507,107

Office Services & Supplies — 0.0%*

Herman Miller Inc.	15,130	324,085

Oil & Gas Drilling — 0.0%*

Pioneer Energy Services Corp.	78,780	571,943	(a)

Oil & Gas Equipment & Services — 1.1%

Dril-Quip Inc.	4,675	341,509	(a)
Halliburton Co.	121,972	4,231,209

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Oil States International Inc.	9,535	$682,134	(a)
Schlumberger Ltd.	363,044	25,155,319
		30,410,171

Oil & Gas Exploration & Production — 0.7%

Anadarko Petroleum Corp.	154,434	11,475,991
Gulfport Energy Corp.	6,820	260,660	(a)
Marathon Oil Corp.	205,571	6,302,807
SM Energy Co.	12,905	673,770
		18,713,228

Packaged Foods & Meats — 0.5%

Kraft Foods Group Inc.	59,879	2,722,698	(a)
Mondelez International Inc.	392,078	9,986,226
Smithfield Foods Inc.	13,230	285,371	(a)
		12,994,295

Paper Packaging — 0.1%

Packaging Corporation of America	33,780	1,299,517

Pharmaceuticals — 2.0%

Bristol-Myers Squibb Co.	199,951	6,516,403
Johnson & Johnson	314,925	22,076,242
Merck & Company Inc.	156,266	6,397,530
Pfizer Inc.	840,866	21,088,919
		56,079,094

Property & Casualty Insurance — 0.5%

ACE Ltd.	139,840	11,159,232
The Travelers Companies Inc.	50,614	3,635,097
		14,794,329

Publishing — 0.0%*

John Wiley & Sons Inc.	11,330	441,077

Railroads — 0.4%

CSX Corp.	226,128	4,461,505
Genesee & Wyoming Inc.	16,240	1,235,539	(a)
Union Pacific Corp.	43,523	5,471,712
		11,168,756

Regional Banks — 0.4%

Cullen Frost Bankers Inc.	9,920	538,358
Fulton Financial Corp.	18,140	174,325
Iberiabank Corp.	7,420	364,470
Prosperity Bancshares Inc.	17,340	728,280
Regions Financial Corp.	994,961	7,084,122
Sterling Bancorp	9,520	86,727
SVB Financial Group	10,620	594,401	(a)
Westamerica Bancorporation	8,520	362,867
		9,933,550

Research & Consulting Services — 0.1%

Nielsen Holdings N.V.	110,572	3,382,397	(a)
Resources Connection Inc.	8,500	101,490
		3,483,887

	Number of Shares	Fair Value

Residential REITs — 0.2%

American Campus Communities Inc.	8,800	$405,944
Apartment Investment & Management Co.	7,120	192,667
AvalonBay Communities Inc.	5,380	729,474
BRE Properties Inc.	7,090	360,385
Camden Property Trust	4,240	289,210
Equity Lifestyle Properties Inc.	3,970	267,141
Equity Residential	24,770	1,403,716
Essex Property Trust Inc.	4,460	654,059
UDR Inc.	39,840	947,395
		5,249,991

Restaurants — 0.3%

Cracker Barrel Old Country Store Inc.	12,530	805,178
Darden Restaurants Inc.	66,825	3,011,803
McDonald’s Corp.	51,128	4,510,001
Texas Roadhouse Inc.	11,430	192,024
		8,519,006

Retail REITs — 0.4%

Acadia Realty Trust	6,350	159,258
DDR Corp.	32,790	513,491
Equity One Inc.	5,010	105,260
Excel Trust Inc.	5,090	64,490
General Growth Properties Inc.	35,230	699,315
Kimco Realty Corp.	47,880	925,042
National Retail Properties Inc.	18,360	572,832
Simon Property Group Inc.	38,344	6,061,803
Tanger Factory Outlet Centers	19,860	679,212
Taubman Centers Inc.	2,250	177,120
The Macerich Co.	18,820	1,097,206
		11,055,029

Semiconductor Equipment — 0.0%*

Rudolph Technologies Inc.	59,940	806,193	(a)

Semiconductors — 0.6%
Altera Corp.	72,417	2,494,041
Analog Devices Inc.	62,137	2,613,482
Intel Corp.	197,304	4,070,382
Microchip Technology Inc.	48,364	1,576,183
Microsemi Corp.	37,990	799,310	(a)
Semtech Corp.	22,150	641,243	(a)
Texas Instruments Inc.	173,548	5,369,575
		17,564,216

Soft Drinks — 1.3%

Coca-Cola Enterprises Inc.	226,233	7,178,373
PepsiCo Inc.	435,163	29,778,204
		36,956,577

Specialized Consumer Services — 0.0%*

Matthews International Corp.	2,900	93,090

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Specialized Finance — 0.6%

CME Group Inc.	313,685	$15,906,967

Specialized REITs — 0.9%

American Tower Corp.	116,368	8,991,755
DiamondRock Hospitality Co.	16,940	152,460
Extra Space Storage Inc.	2,970	108,078
HCP Inc.	95,285	4,304,976
Healthcare REIT Inc.	20,570	1,260,735
Host Hotels & Resorts Inc.	43,020	674,123
LaSalle Hotel Properties	20,390	517,702
Omega Healthcare Investors Inc.	59,000	1,407,149
Pebblebrook Hotel Trust	2,710	62,601
Public Storage	22,882	3,316,975
Rayonier Inc.	49,745	2,578,283
RLJ Lodging Trust	9,880	191,376
Sabra Healthcare REIT Inc.	22,850	496,302
Sunstone Hotel Investors Inc.	5,870	62,868	(a)
Ventas Inc.	21,160	1,369,475
		25,494,858

Specialty Chemicals — 0.1%

LyondellBasell Industries N.V.	54,039	3,085,087
PolyOne Corp.	5,710	116,598
Sensient Technologies Corp.	16,660	592,430
		3,794,115

Specialty Stores — 0.3%

Dick’s Sporting Goods Inc.	163,165	7,422,376

Steel — 0.1%

Allegheny Technologies Inc.	105,792	3,211,845
Commercial Metals Co.	40,590	603,167
		3,815,012

Systems Software — 1.6%

MICROS Systems Inc.	24,560	1,042,326	(a)
Microsoft Corp.	1,065,637	28,484,477
Oracle Corp.	418,869	13,956,715
		43,483,518

Tobacco — 0.3%

Altria Group Inc.	69,644	2,188,214
Philip Morris International Inc.	77,090	6,447,808
		8,636,022

Trading Companies & Distributors — 0.0%*

Applied Industrial Technologies Inc.	25,560	1,073,776

Trucking — 0.0%*

Old Dominion Freight Line Inc.	33,480	1,147,694	(a)

	Number of Shares	Fair Value

Water Utilities — 0.1%

American Water Works Company Inc.	60,800	$2,257,504

Total Domestic Equity (Cost $975,352,634)		1,110,096,595
Foreign Equity — 19.0%

Common Stock — 18.6%

Advertising — 0.2%

WPP PLC	399,345	5,837,877

Aerospace & Defense — 0.4%

European Aeronautic Defence and Space Company N.V.	19,935	784,939
Safran S.A.	209,924	9,080,486
		9,865,425

Apparel, Accessories & Luxury Goods — 0.5%

Luxottica Group S.p.A.	140,576	5,795,433
LVMH Moet Hennessy Louis Vuitton S.A.	31,848	5,870,874
The Swatch Group AG	5,932	3,005,842
		14,672,149

Application Software — 0.4%

SAP AG	145,276	11,668,301

Auto Parts & Equipment — 0.0%*

Hyundai Mobis	1,400	379,833	(a)

Automobile Manufacturers — 0.5%

Astra International Tbk PT	953,500	755,313
Brilliance China Automotive Holdings Ltd.	228,885	288,541	(a)
Great Wall Motor Company Ltd.	102,697	326,929
Hyundai Motor Co.	2,957	609,568	(a)
Toyota Motor Corp.	253,365	11,854,425
		13,834,776

Biotechnology — 0.2%

CSL Ltd.	83,058	4,688,098

Brewers — 0.2%

Anadolu Efes Biracilik Ve Malt Sanayii AS	25,096	361,566
Anheuser-Busch InBev N.V.	49,556	4,310,493
		4,672,059

Building Products — 0.0%*

Assa Abloy AB	10,327	388,599

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Casinos & Gaming — 0.0%*

Genting Bhd	188,098	$568,652
Sands China Ltd.	85,927	384,716
		953,368

Commodity Chemicals — 0.0%*

LG Chem Ltd.	1,415	442,261	(a)

Communications Equipment — 0.2%

Telefonaktiebolaget LM Ericsson	522,012	5,271,109

Construction & Engineering — 0.2%

China State Construction International Holdings Ltd.	738,549	901,520
Doosan Heavy Industries & Construction Company Ltd.	4,401	187,257	(a)
JGC Corp.	169,973	5,307,018
		6,395,795

Construction & Farm Machinery & Heavy Trucks — 0.1%

Iochpe-Maxion S.A.	17,252	230,448	(a)
Kubota Corp.	318,000	3,663,360
		3,893,808

Construction Materials — 0.2%

HeidelbergCement AG	91,783	5,609,764

Distillers & Vintners — 0.5%

Diageo PLC	425,480	12,400,804

Diversified Banks — 0.1%

China Merchants Bank Company Ltd.	319,807	718,196
Mitsubishi UFJ Financial Group Inc.	93,900	509,103
		1,227,299

Diversified Capital Markets — 0.2%

Deutsche Bank AG	126,567	5,561,749

Diversified Financial Services — 2.0%

African Bank Investments Ltd.	66,548	253,748
Banco Santander Chile ADR	13,784	392,706
Bank of China Ltd.	1,325,104	603,585
Bank Rakyat Indonesia Persero Tbk PT	512,464	371,667
BNP Paribas S.A.	101,940	5,796,631
Chinatrust Financial Holding Company Ltd.	756,240	449,650
Credicorp Ltd.	4,446	651,606
Grupo Financiero Banorte SAB de C.V.	60,969	391,890
Grupo Financiero Santander Mexico SAB de C.V. ADR	23,658	382,786	(a)

	Number of Shares	Fair Value

HSBC Holdings PLC	1,189,540	$12,613,430
ICICI Bank Ltd.	15,767	329,885
Industrial & Commercial Bank of China Ltd.	1,540,840	1,112,142
ING Groep N.V.	924,531	8,770,863	(a)
Lloyds Banking Group PLC	5,321,389	4,243,323	(a)
Malayan Banking Bhd	131,507	396,629
Metropolitan Bank & Trust	351,016	873,937
Sberbank of Russia ADR	60,006	752,300
Sberbank of Russia GDR	7,673	94,378	(a,o)
Shinhan Financial Group Company Ltd.	12,020	439,902	(a)
Standard Chartered PLC	322,549	8,352,885
Turkiye Halk Bankasi AS	79,562	783,965
United Overseas Bank Ltd.	378,705	6,212,544
		54,270,452

Diversified Metals & Mining — 0.7%

Antofagasta PLC	35,360	775,414
BHP Billiton PLC	227,423	8,027,190
Rio Tinto PLC	157,843	9,212,247
		18,014,851

Diversified Real Estate Activities — 0.3%

Daito Trust Construction Company Ltd.	30,900	2,926,103
Mitsubishi Estate Company Ltd.	107,000	2,566,691
Sumitomo Realty & Development Company Ltd.	40,000	1,335,174
Wharf Holdings Ltd.	272,504	2,173,573
		9,001,541

Diversified Support Services — 0.3%

Aggreko PLC	147,895	4,223,441
Brambles Ltd.	649,318	5,147,386
		9,370,827

Drug Retail — 0.0%*

Raia Drogasil S.A.	43,404	489,050

Electric Utilities — 0.1%

Power Grid Corporation of India Ltd.	728,205	1,537,567

Electrical Components & Equipment — 0.0%*

Zhuzhou CSR Times Electric Company Ltd.	186,599	708,204

Electronic Equipment & Instruments — 0.2%

Hexagon AB	186,913	4,725,026

Electronic Manufacturing Services — 0.0%*

Hon Hai Precision Industry Company Ltd.	267,394	827,669

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Fertilizers & Agricultural Chemicals — 0.6%

Potash Corporation of Saskatchewan Inc.††	81,938	$3,334,057
Potash Corporation of Saskatchewan Inc.††	129,949	5,283,053
Sociedad Quimica y Minera de Chile S.A. ADR	15,725	906,389
Syngenta AG	19,055	7,692,071
Uralkali OJSC GDR	8,135	315,243
		17,530,813

Food Retail — 0.2%

Magnit OJSC GDR	21,229	851,283
Shoprite Holdings Ltd.	52,919	1,282,724
Tesco PLC	336,427	1,854,432
		3,988,439

Healthcare Services — 0.3%

Diagnosticos da America S.A.	29,941	192,880
Fresenius SE & Company KGaA	80,421	9,243,038
		9,435,918

Healthcare Supplies — 0.2%

Cie Generale d'Optique Essilor International S.A.	62,807	6,327,098
Shandong Weigao Group Medical Polymer Company Ltd.	150,447	150,958
		6,478,056

Heavy Electrical Equipment — 0.1%

ABB Ltd. ADR	135,329	2,813,490
Dongfang Electric Corporation Ltd.	222,499	457,985
		3,271,475

Highways & Railtracks — 0.0%*

CCR S.A.	47,733	453,434

Household Appliances — 0.0%*

Techtronic Industries Co.	276,781	530,471

Household Products — 0.3%

Reckitt Benckiser Group PLC	46,571	2,958,220
Unicharm Corp.	101,700	5,295,186
		8,253,406

Human Resource & Employment Services — 0.2%

Capita PLC	372,190	4,602,090

Industrial Conglomerates — 0.1%

Siemens AG	26,793	2,926,389

Industrial Gases — 0.4%

Linde AG	62,375	10,899,576

	Number of Shares	Fair Value

Industrial Machinery — 0.8%

Alfa Laval AB	235,896	$4,930,791
FANUC Corp.	39,600	7,382,044
Mitsubishi Heavy Industries Ltd.	528,000	2,559,078
SMC Corp.	15,200	2,766,576
Vallourec S.A.	76,667	4,019,683
		21,658,172

Integrated Oil & Gas — 1.2%

BG Group PLC	294,400	4,913,708
Cenovus Energy Inc.	34,602	1,156,875
China Petroleum & Chemical Corp.	746,496	859,421
Eni S.p.A.	211,230	5,168,533
Gazprom OAO ADR	83,498	812,436
Lukoil OAO ADR	13,383	903,353
PetroChina Company Ltd.	529,800	761,540
Petroleo Brasileiro S.A. ADR	140,838	2,718,173
Royal Dutch Shell PLC	239,563	8,320,657
Suncor Energy Inc.	141,862	4,660,346
Total S.A.	34,443	1,790,065
		32,065,107

Internet Software & Services — 0.6%

Baidu Inc. ADR	165,248	16,572,723	(a)

IT Consulting & Other Services — 0.1%

Cap Gemini S.A.	51,378	2,243,993
HCL Technologies Ltd.	46,105	522,946
		2,766,939

Life & Health Insurance — 0.8%

AIA Group Ltd.	2,864,033	11,359,715
Ping An Insurance Group Company of China Ltd.	5	43
Prudential PLC	519,024	7,409,885
Sony Financial Holdings Inc.	234,300	4,220,585
		22,990,228

Life Sciences Tools & Services — 0.0%*

ICON PLC ADR	22,250	617,660	(a)

Managed Healthcare — 0.0%*

Odontoprev S.A.	53,022	277,864

Marine Ports & Services — 0.0%*

Adani Ports and Special Economic Zone	171,869	426,474

Multi-Line Insurance — 0.4%

AXA S.A.	256,615	4,602,309
Zurich Insurance Group AG	19,045	5,099,356
		9,701,665

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value

Multi-Utilities — 0.3%

National Grid PLC	734,848	$8,433,726

Oil & Gas Equipment & Services — 0.2%

Subsea 7 S.A.	165,380	3,969,106

Oil & Gas Exploration & Production — 0.1%

Afren PLC	241,568	524,539	(a)
Canadian Natural Resources Ltd.	48,453	1,393,687
Kunlun Energy Company Ltd.	134,926	284,927
Pacific Rubiales Energy Corp.	13,637	316,512
		2,519,665

Packaged Foods & Meats — 0.6%

Nestle S.A.	169,293	11,036,812
Orion Corp.	780	800,065	(a)
Thai Union Frozen Products PCL	199,072	468,558
Unilever N.V.	125,385	4,792,046
Uni-President China Holdings Ltd.	296,682	317,529
		17,415,010

Paper Products — 0.0%*

Nine Dragons Paper Holdings Ltd.	270,803	251,603

Personal Products — 0.0%*

Hengan International Group Company Ltd.	37,404	340,870

Pharmaceuticals — 1.2%

Aspen Pharmacare Holdings Ltd.	17,531	350,707
Astellas Pharma Inc.	98,300	4,428,413
Bayer AG	44,279	4,217,566
Novartis AG	136,419	8,611,443
Novartis AG ADR	149,280	9,449,424
Roche Holding AG	23,120	4,670,853
		31,728,406

Photographic Products — 0.1%

Nikon Corp.	97,658	2,888,961

Property & Casualty Insurance — 0.1%

Tokio Marine Holdings Inc.	101,200	2,824,899

Railroads — 0.0%*

Globaltrans Investment PLC GDR††	6,009	99,209	(b,o)
Globaltrans Investment PLC GDR††	11,887	196,254
		295,463

Real Estate Development — 0.0%*

China Overseas Land & Investment Ltd.	136,193	414,085

	Number of Shares	Fair Value

Real Estate Operating Companies — 0.0%*

Iguatemi Empresa de Shopping Centers S.A.	42,744	$568,667	(a)

Regional Banks — 0.1%

The Bank of Yokohama Ltd.	674,948	3,144,417

Reinsurance — 0.0%*

Korean Reinsurance Co.	23,750	255,921	(a)

Research & Consulting Services — 0.2%
Experian PLC	173,017	2,790,305
Intertek Group PLC	42,116	2,140,737
		4,931,042

Semiconductors — 1.0%

Samsung Electronics Company Ltd.	9,935	14,274,603
Taiwan Semiconductor Manufacturing Company Ltd.	3,845,433	12,862,235
Taiwan Semiconductor Manufacturing Company Ltd. ADR	28,483	488,768
		27,625,606

Thrifts & Mortgage Finance — 0.0%*

Housing Development Finance Corp.	36,978	564,326
LIC Housing Finance Ltd.	77,626	415,101
		979,427

Tires & Rubber — 0.3%

Bridgestone Corp.	283,600	7,397,061

Tobacco — 0.0%*

ITC Ltd.	126,569	665,098

Trading Companies & Distributors — 0.1%

Mitsui & Company Ltd.	249,400	3,745,572

Wireless Telecommunication Services — 0.5%

America Movil SAB de C.V. ADR	29,839	690,474
MegaFon OAO GDR	26,016	619,181	(a,o)
Millicom International Cellular S.A.	963	83,560
MTN Group Ltd.	19,980	420,211
Softbank Corp.	153,098	5,620,725
Vodafone Group PLC	3,018,493	7,603,259
		15,037,410

Total Common Stock (Cost $448,842,528)		517,587,175

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2012

	Number of Shares	Fair Value
Preferred Stock — 0.4%

Automobile Manufacturers — 0.3%

Volkswagen AG	37,769	$8,655,875

Diversified Financial Services — 0.0%*

Itau Unibanco Holding S.A.	63,997	1,043,643

Hypermarkets & Super Centers — 0.0%*

Cia Brasileira de Distribuicao Grupo Pao de Acucar	8,498	375,614

Integrated Oil & Gas — 0.0%*

Petroleo Brasileiro S.A.	51,227	488,377
Steel — 0.1%

Vale S.A.	66,891	1,335,206

Total Preferred Stock (Cost $9,821,164)		11,898,715

Total Foreign Equity (Cost $458,663,692)		529,485,890

		Principal Amount	Fair Value
Bonds and Notes — 29.1%

U.S. Treasuries — 9.0%

U.S. Treasury Bonds
3.00%	05/15/42	$27,546,000	$28,062,487	(h)
3.13%	02/15/42	8,848,500	9,252,213
U.S. Treasury Notes
0.23%	07/31/14	23,088,500	23,049,711	(d,h)
0.24%	09/30/14 - 10/31/14	61,939,300	61,953,794	(d,h)
0.55%	01/31/17 - 02/28/17	53,932,800	54,640,770	(d,h)
0.66%	09/30/17	65,851,500	65,733,165	(d,h)
1.63%	08/15/22	8,235,800	8,181,757	(h)
			250,873,897

Agency Mortgage Backed — 9.5%

Federal Home Loan Mortgage Corp.
2.38%	01/13/22	4,992,000	5,215,018	(h)
4.50%	06/01/33 - 02/01/35	19,015	20,454	(h)
5.00%	07/01/35 - 06/01/41	4,404,694	4,932,078	(h)
5.50%	05/01/20 - 04/01/39	1,736,875	1,925,966	(h)
6.00%	04/01/17 - 11/01/37	1,876,942	2,073,446	(h)
6.50%	06/01/29 - 03/01/30	2,049	2,337	(h)
7.00%	06/01/29 - 08/01/36	104,150	120,504	(h)
7.50%	01/01/28 - 09/01/33	14,161	16,631	(h)

		Principal Amount	Fair Value
8.00%	01/01/30 - 11/01/30	$ 10,227	$ 12,282	(h)
9.00%	10/01/25	291	359	(h)
Federal National Mortgage Assoc.
2.72%	04/01/37	4,223	4,407	(i)
4.00%	05/01/19 - 12/01/41	15,020,199	16,121,053	(h)
4.50%	05/01/18 - 04/01/41	35,689,473	38,658,130	(h)
5.00%	07/01/20 - 06/01/41	7,748,902	8,680,997	(h)
5.50%	04/01/14 - 01/01/39	14,421,616	15,787,447	(h)
6.00%	09/01/19 - 08/01/35	3,600,948	4,029,130	(h)
6.50%	09/01/17 - 08/01/36	292,995	329,627	(h)
7.00%	04/01/17 - 12/01/33	4,664	5,181	(h)
7.50%	09/01/13 - 03/01/34	27,571	32,668	(h)
8.00%	12/01/15 - 11/01/33	11,920	14,462	(h)
9.00%	12/01/17 - 12/01/22	2,589	2,970	(h)
3.00%	TBA	21,865,000	22,910,420	(c)
3.50%	TBA	25,895,000	27,555,063	(c)
4.00%	TBA	3,895,000	4,174,953	(c)
4.50%	TBA	350,000	378,068	(c)
5.00%	TBA	13,535,000	14,660,097	(c)
6.00%	TBA	25,310,000	27,643,266	(c)
6.50%	TBA	5,044,000	5,615,390	(c)
Government National Mortgage Assoc.
4.50%	08/15/33 - 05/20/40	8,551,019	9,427,652	(h)
6.00%	04/15/27 - 09/15/36	299,426	338,757	(h)
6.50%	04/15/24 - 09/15/36	191,597	221,160	(h)
7.00%	06/15/34 - 10/15/36	133,540	157,486	(h)
8.00%	03/15/30	3,026	3,196	(h)
9.00%	11/15/16 - 12/15/21	6,261	6,910	(h)
3.00%	TBA	6,990,000	7,430,152	(c)
3.50%	TBA	19,750,000	21,458,067	(c)
4.00%	TBA	13,215,000	14,441,732	(c)
5.00%	TBA	8,738,000	9,531,246	(c)
			263,938,762

Agency Collateralized Mortgage Obligations — 0.2%

Federal Home Loan Mortgage Corp.
0.08%	09/25/43	231,267	1,830	(g,h)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24 - 11/15/30	5,441,473	396,733	(g,n)
4.50%	02/15/18 - 03/15/18	22,076	1,069	(g,h,n)
5.00%	11/15/17 - 02/15/38	260,312	16,300	(g,h,n)
5.50%	06/15/33	20,370	2,671	(g,h,n)
6.39%	08/15/25	2,564,803	330,843	(g,i)
7.50%	07/15/27	2,472	463	(g,h,n)
Federal Home Loan Mortgage Corp. STRIPS
4.23%	08/01/27	420	360	(d,f,h)
8.00%	02/01/23 - 07/01/24	1,603	346	(g,h,n)
Federal National Mortgage Assoc. REMIC
1.21%	12/25/42	108,175	3,462	(g,h)
4.50%	05/25/18	1,124	5	(g,h,n)
5.00%	10/25/22 - 09/25/40	4,219,703	484,111	(g,h,n)
5.79%	07/25/38	1,044,511	112,598	(g,i)
5.84%	11/25/40	4,506,862	829,354	(g,i)
6.29%	01/25/42	2,981,393	615,763	(g,i)
8.00%	05/25/22	2	45	(g,h,n)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2012

		Principal Amount	Fair Value
Federal National Mortgage Assoc. STRIPS
4.50%	08/01/35 - 01/01/36	$ 908,410	$ 103,285	(g,n)
5.00%	03/25/38 - 05/25/38	556,801	67,249	(g,n)
5.50%	12/01/33	99,589	12,770	(g,n)
6.00%	01/01/35	410,956	67,362	(g,n)
7.50%	11/01/23	7,133	1,507	(g,h,n)
8.00%	08/01/23 - 07/01/24	3,270	634	(g,h,n)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	6,404,273	688,283	(g,n)
5.00%	12/20/35 - 09/20/38	4,910,641	427,913	(g,n)
5.94%	05/20/40	2,816,617	453,510	(g,i)
5.96%	05/20/40	4,994,326	906,378	(g,i)
6.39%	12/20/39	5,057,376	828,225	(g,i)
			6,353,069

Asset Backed — 0.1%

Bear Stearns Asset Backed Securities Trust
2.95%	02/25/36	422,156	416,195	(d,h,i)
Capital One Multi-Asset Execution Trust
0.83%	01/15/19	500,000	494,551	(d,i)
Chase Funding Mortgage Loan Asset-Backed Certificates
3.99%	11/25/33	953,537	921,435	(h)
Countrywide Asset-Backed Certificates
1.26%	06/26/33	586,601	310,862	(h,i)
Hertz Vehicle Financing LLC
2.60%	02/25/15	1,500,000	1,528,804	(b,h)
Popular ABS Mortgage Pass-Through Trust 2005-5
5.30%	11/25/35	700,000	453,015	(h)
			4,124,862

Corporate Notes — 8.8%

ABB Finance USA Inc.
1.63%	05/08/17	869,000	880,305	(h)
AbbVie Inc.
1.20%	11/06/15	1,311,000	1,319,759	(b)
1.75%	11/06/17	875,000	884,517	(b)
2.00%	11/06/18	873,000	884,284	(b)
4.40%	11/06/42	437,000	464,590	(b)
AES Corp.
8.00%	10/15/17	669,000	772,695	(h)
AES Panama S.A.
6.35%	12/21/16	443,000	486,193	(b,h)
Aetna Inc.
1.50%	11/15/17	713,000	714,442
2.75%	11/15/22	873,000	865,813
Agilent Technologies Inc.
3.20%	10/01/22	423,000	427,979
5.50%	09/14/15	909,000	1,012,904	(h)
ALROSA Finance S.A.
7.75%	11/03/20	400,000	464,000	(b,h)
Altria Group Inc.
4.25%	08/09/42	663,000	642,975
Amazon.com Inc.
1.20%	11/29/17	873,000	868,202
2.50%	11/29/22	873,000	860,446
America Movil SAB de C.V.
2.38%	09/08/16	2,632,000	2,735,656	(h)
American Axle & Manufacturing Inc.
7.88%	03/01/17	865,000	895,275	(h)

		Principal Amount	Fair Value
American Express Centurion Bank
0.90%	11/13/15	$ 874,000	$ 873,358	(d)
American Express Credit Corp.
1.75%	06/12/15	610,000	622,776	(h)
American International Group Inc.
4.88%	06/01/22	1,309,000	1,494,382
Amgen Inc.
5.38%	05/15/43	817,000	963,266	(h)
5.65%	06/15/42	444,000	533,116	(h)
Amsted Industries Inc.
8.13%	03/15/18	416,000	445,120	(b,h)
Anadarko Petroleum Corp.
6.20%	03/15/40	442,000	545,200
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	892,000	897,584
5.38%	11/15/14	594,000	644,813	(h)
Archer-Daniels-Midland Co.
4.02%	04/16/43	620,000	592,939	(b)
Arizona Public Service Co.
6.25%	08/01/16	273,000	320,444	(h)
AstraZeneca PLC
4.00%	09/18/42	534,000	540,117
AT&T Inc.
0.65%	02/13/15	899,000	903,215	(d,h)
2.95%	05/15/16	844,000	893,561	(h)
4.35%	06/15/45	1,371,000	1,377,164	(b)
5.55%	08/15/41	954,000	1,144,918	(h)
Autodesk Inc.
1.95%	12/15/17	888,000	883,587
Banco del Estado de Chile
3.88%	02/08/22	200,000	212,266	(b,h)
Banco do Nordeste do Brasil S.A.
3.63%	11/09/15	200,000	207,000	(b,h)
Bank of America Corp.
5.42%	03/15/17	1,000,000	1,095,362
5.70%	01/24/22	1,321,000	1,588,567	(h)
5.75%	12/01/17	1,360,000	1,585,209	(h)
Barclays Bank PLC
2.25%	05/10/17	2,354,000	2,428,506	(b,h)
7.63%	11/21/22	886,000	884,892
Berkshire Hathaway Finance Corp.
1.60%	05/15/17	944,000	962,199	(h)
3.00%	05/15/22	1,082,000	1,127,277	(h)
Bombardier Inc.
5.75%	03/15/22	100,000	102,750	(b)
7.75%	03/15/20	1,251,000	1,419,885	(b,h)
BP Capital Markets PLC
1.38%	11/06/17	873,000	873,770
1.85%	05/05/17	661,000	675,723	(h)
2.25%	11/01/16	1,425,000	1,482,547	(h)
2.50%	11/06/22	873,000	864,997
Calpine Corp.
7.25%	10/15/17	798,000	849,870	(b,h)
Cargill Inc.
5.20%	01/22/13	2,235,000	2,240,769	(b,h)
Case New Holland Inc.
7.88%	12/01/17	507,000	599,527
Caterpillar Financial Services Corp.
1.25%	11/06/17	611,000	610,540

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2012

		Principal Amount	Fair Value
Caterpillar Inc.
1.50%	06/26/17	$ 1,073,000	$ 1,086,718
Catholic Health Initiatives
1.60%	11/01/17	175,000	176,872
2.95%	11/01/22	699,000	705,536
4.35%	11/01/42	306,000	312,068
CCO Holdings LLC
8.13%	04/30/20	739,000	827,680
Central American Bank for Economic Integration
5.38%	09/24/14	770,000	821,272	(b)
CenturyLink Inc.
5.80%	03/15/22	223,000	235,739
7.65%	03/15/42	321,000	335,480
Cigna Corp.
2.75%	11/15/16	886,000	932,022	(h)
4.00%	02/15/22	362,000	395,722
5.38%	02/15/42	605,000	704,381	(h)
Cincinnati Bell Inc.
8.25%	10/15/17	626,000	674,515
Citigroup Inc.
4.45%	01/10/17	497,000	550,577
5.00%	09/15/14	1,524,000	1,603,382	(h)
5.88%	01/30/42	442,000	545,492
6.13%	08/25/36	470,000	512,242
CityCenter Holdings LLC
7.63%	01/15/16	506,000	541,420
CNA Financial Corp.
5.88%	08/15/20	781,000	921,428	(h)
CNPC HK Overseas Capital Ltd.
4.50%	04/28/21	200,000	223,716	(b)
Columbus International Inc.
11.50%	11/20/14	200,000	222,000	(b)
Comision Federal de Electricidad
4.88%	05/26/21	1,075,000	1,217,437	(b,h)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.95%	11/09/22	485,000	496,656
Corp Andina de Fomento
4.38%	06/15/22	877,000	949,583
Corp Nacional del Cobre de Chile
4.25%	07/17/42	330,000	335,923	(b)
5.63%	09/21/35	134,000	163,018	(b,h)
Covidien International Finance S.A.
1.35%	05/29/15	708,000	717,581
COX Communications Inc.
3.25%	12/15/22	327,000	337,221	(b)
4.70%	12/15/42	218,000	222,441	(b)
Credit Suisse AG
2.60%	05/27/16	1,009,000	1,064,705	(b,h)
Crown Castle Towers LLC
6.11%	01/15/40	326,000	392,661	(b,h)
CSX Corp.
4.10%	03/15/44	568,000	560,696
4.25%	06/01/21	909,000	1,021,933
CVS Caremark Corp.
3.25%	05/18/15	365,000	386,963
DaVita HealthCare Partners Inc.
5.75%	08/15/22	329,000	346,684
6.38%	11/01/18	843,000	904,117	(h)
DCP Midstream Operating LP
2.50%	12/01/17	873,000	868,349

		Principal Amount	Fair Value
DDR Corp. (REIT)
4.63%	07/15/22	$ 626,000	$ 683,186
Deere & Co.
3.90%	06/09/42	471,000	481,385
Denbury Resources Inc.
6.38%	08/15/21	761,000	837,100	(h)
8.25%	02/15/20	399,000	448,875	(h)
DENTSPLY International Inc.
2.75%	08/15/16	725,000	752,207	(h)
4.13%	08/15/21	953,000	1,012,512	(h)
Development Bank of Kazakhstan JSC
4.13%	12/10/22	200,000	201,500	(b)
5.50%	12/20/15	200,000	214,300	(b)
Devon Energy Corp.
3.25%	05/15/22	1,309,000	1,366,192
Diageo Capital PLC
1.50%	05/11/17	1,259,000	1,276,802	(h)
Diageo Investment Corp.
2.88%	05/11/22	1,327,000	1,369,829	(h)
DIRECTV Holdings LLC
4.75%	10/01/14	1,026,000	1,095,481	(h)
5.15%	03/15/42	1,114,000	1,126,736	(h)
Dominion Resources Inc.
1.95%	08/15/16	667,000	685,463	(h)
DPL Inc.
7.25%	10/15/21	844,000	903,080
DR Horton Inc.
4.38%	09/15/22	662,000	675,240
Duke Energy Corp.
1.63%	08/15/17	884,000	886,309
3.05%	08/15/22	2,639,000	2,686,193
Eastman Chemical Co.
2.40%	06/01/17	2,292,000	2,368,193	(h)
eBay Inc.
1.35%	07/15/17	619,000	626,209
2.60%	07/15/22	442,000	446,526
4.00%	07/15/42	531,000	517,154
Ecopetrol S.A.
7.63%	07/23/19	345,000	445,913	(h)
Empresa de Energia de Bogota S.A.
6.13%	11/10/21	168,000	188,580	(b,h)
Empresa Nacional del Petroleo
4.75%	12/06/21	250,000	267,906	(b,h)
Energy Transfer Equity LP
7.50%	10/15/20	632,000	729,960	(h)
Energy Transfer Partners LP
6.50%	02/01/42	816,000	999,059	(h)
6.70%	07/01/18	701,000	844,641	(h)
Enterprise Products Operating LLC
4.45%	02/15/43	442,000	447,528
Eskom Holdings SOC Ltd.
5.75%	01/26/21	500,000	566,875	(b,h)
European Investment Bank
0.41%	12/15/14	1,420,000	1,432,791	(d,h)
4.88%	01/17/17	2,040,000	2,368,032	(h)
Exelon Corp.
4.90%	06/15/15	1,393,000	1,516,319	(h)
Export Credit Bank of Turkey
5.38%	11/04/16	300,000	326,700	(b,h)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2012

		Principal Amount	Fair Value
Express Scripts Holding Co.
2.65%	02/15/17	$ 2,157,000	$ 2,241,962	(b,h)
3.13%	05/15/16	1,421,000	1,498,149	(h)
3.90%	02/15/22	425,000	458,257	(b,h)
4.75%	11/15/21	474,000	537,907	(b,h)
Florida Power & Light Co.
4.13%	02/01/42	847,000	885,389
Ford Motor Credit Company LLC
3.00%	06/12/17	1,787,000	1,836,008
Forest Oil Corp.
7.25%	06/15/19	843,000	847,215
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	1,734,000	1,855,380	(b,h)
Frontier Communications Corp.
7.13%	03/15/19	886,000	963,525	(h)
Gazprom Neft OAO Via GPN Capital S.A.
4.38%	09/19/22	395,000	403,887	(b)
Georgia Power Co.
4.30%	03/15/42	472,000	495,069
Globo Comunicacao e Participacoes S.A.
6.25%	12/31/49	180,000	195,300	(b,j)
Goldman Sachs Capital I
6.35%	02/15/34	503,000	522,107
Great Plains Energy Inc.
4.85%	06/01/21	1,004,000	1,106,141	(h)
Hanesbrands Inc.
6.38%	12/15/20	903,000	993,300	(h)
HCA Inc.
6.50%	02/15/20	799,000	898,875	(h)
Heineken N.V.
0.73%	10/01/15	615,000	616,150	(b,d)
1.40%	10/01/17	879,000	876,346	(b,h)
Hewlett-Packard Co.
6.00%	09/15/41	262,000	259,353
Host Hotels & Resorts LP (REIT)
4.75%	03/01/23	1,028,000	1,089,680
6.00%	11/01/20	421,000	463,100
Hughes Satellite Systems Corp.
6.50%	06/15/19	905,000	997,763	(h)
Hyundai Capital America
1.63%	10/02/15	875,000	880,258	(b)
2.13%	10/02/17	444,000	447,179	(b)
Ingles Markets Inc.
8.88%	05/15/17	926,000	987,347
Instituto Costarricense de Electricidad
6.95%	11/10/21	300,000	340,500	(b)
Intel Corp.
1.35%	12/15/17	872,000	871,748
2.70%	12/15/22	872,000	870,780
4.25%	12/15/42	436,000	437,165
Intergas Finance BV
6.38%	05/14/17	100,000	113,750	(b,h)
Invesco Finance PLC
3.13%	11/30/22	1,312,000	1,325,239
Jabil Circuit Inc.
4.70%	09/15/22	223,000	234,429
John Deere Capital Corp.
3.15%	10/15/21	710,000	748,700	(h)

		Principal Amount	Fair Value
JPMorgan Chase & Co.
3.25%	09/23/22	$ 436,000	$ 448,985
4.35%	08/15/21	926,000	1,035,487
4.50%	01/24/22	703,000	795,260
Kazakhstan Temir Zholy Finance BV
6.38%	10/06/20	200,000	242,000	(b)
KazMunayGas National Company JSC
9.13%	07/02/18	100,000	132,250	(b)
11.75%	01/23/15	100,000	119,375	(b)
KFW
2.00%	10/04/22	2,187,000	2,191,687
4.50%	07/16/18	1,567,000	1,848,747	(h)
Kinder Morgan Energy Partners LP
5.00%	08/15/42	442,000	468,422
Kinross Gold Corp.
6.88%	09/01/41	599,000	609,589
Korea National Oil Corp.
2.88%	11/09/15	686,000	715,126	(b,h)
3.13%	04/03/17	951,000	997,696	(b,h)
Kraft Foods Group Inc.
1.63%	06/04/15	579,000	589,288	(b,h)
2.25%	06/05/17	943,000	975,360	(b,h)
5.00%	06/04/42	802,000	901,848	(b,h)
Levi Strauss & Co.
7.63%	05/15/20	888,000	967,920	(h)
Liberty Mutual Group Inc.
6.50%	05/01/42	458,000	515,267	(b)
Lincoln National Corp.
4.20%	03/15/22	317,000	340,091
Linn Energy LLC
6.25%	11/01/19	100,000	100,500	(b)
8.63%	04/15/20	694,000	756,460
Listrindo Capital BV
6.95%	02/21/19	300,000	334,629	(b)
LyondellBasell Industries N.V.
5.00%	04/15/19	750,000	828,750
Majapahit Holding BV
7.75%	10/17/16	400,000	473,000	(b,h)
McDonald's Corp.
1.88%	05/29/19	944,000	960,549	(h)
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	395,000	390,817
Merck & Company Inc.
2.40%	09/15/22	878,000	878,287
Mexichem SAB de C.V.
4.88%	09/19/22	300,000	323,250	(b)
6.75%	09/19/42	300,000	336,750	(b)
MidAmerican Energy Holdings Co.
6.13%	04/01/36	1,000,000	1,262,341	(h)
Morgan Stanley
4.75%	03/22/17	639,000	697,124
4.88%	11/01/22	1,310,000	1,356,366
5.50%	07/28/21	898,000	1,019,566
5.75%	01/25/21	473,000	540,183
6.63%	04/01/18	866,000	1,020,646
Murphy Oil Corp.
2.50%	12/01/17	1,309,000	1,317,073
3.70%	12/01/22	873,000	869,677

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2012

		Principal Amount	Fair Value
Mylan Inc.
7.88%	07/15/20	$ 281,000	$ 332,075	(b)
National Agricultural Cooperative Federation
4.25%	01/28/16	545,000	581,895	(b,h)
National JSC Naftogaz of Ukraine
9.50%	09/30/14	200,000	205,250
Newfield Exploration Co.
5.63%	07/01/24	788,000	851,040
5.75%	01/30/22	844,000	928,400	(h)
News America Inc.
6.65%	11/15/37	579,000	748,180
Nexen Inc.
6.40%	05/15/37	1,541,000	1,992,208
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	1,706,000	1,777,446	(h)
Nisource Finance Corp.
3.85%	02/15/23	1,074,000	1,103,660
Novartis Capital Corp.
2.40%	09/21/22	1,052,000	1,054,837
NYSE Euronext
2.00%	10/05/17	1,318,000	1,339,851
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35%	06/30/21	444,600	499,063	(b)
Oglethorpe Power Corp.
5.38%	11/01/40	491,000	574,906
Omnicom Group Inc.
3.63%	05/01/22	1,253,000	1,305,274
ONEOK Partners LP
3.38%	10/01/22	233,000	237,437
6.13%	02/01/41	562,000	673,790	(h)
Oracle Corp.
1.20%	10/15/17	2,185,000	2,191,485
Pacific Gas & Electric Co.
6.05%	03/01/34	1,111,000	1,431,416	(h)
PacifiCorp
6.25%	10/15/37	153,000	206,093
PAETEC Holding Corp.
8.88%	06/30/17	236,000	253,110
Peabody Energy Corp.
6.25%	11/15/21	400,000	425,000
Penerbangan Malaysia Bhd
5.63%	03/15/16	230,000	257,872
PepsiCo Inc.
2.75%	03/05/22	1,276,000	1,310,850	(h)
Petrobras International Finance Co.
2.88%	02/06/15	380,000	389,916
3.50%	02/06/17	1,183,000	1,240,668	(h)
3.88%	01/27/16	420,000	443,101
Petroleos de Venezuela S.A.
4.90%	10/28/14	161,680	154,566
Petroleos Mexicanos
5.50%	06/27/44	179,000	196,900
6.50%	06/02/41	167,000	209,585
Petronas Capital Ltd.
5.25%	08/12/19	580,000	688,392	(b)
7.88%	05/22/22	280,000	399,534	(b)
Philip Morris International Inc.
2.50%	05/16/16	1,004,000	1,056,001	(h)
3.88%	08/21/42	442,000	444,395

		Principal Amount	Fair Value
Plains Exploration & Production Co.
6.50%	11/15/20	$ 481,000	$ 532,707
Power Sector Assets & Liabilities Management Corp.
7.25%	05/27/19	600,000	770,250
7.39%	12/02/24	200,000	278,500	(b,h)
Pride International Inc.
6.88%	08/15/20	950,000	1,201,474	(h)
Prudential Financial Inc.
5.63%	05/12/41	475,000	541,461	(h)
Range Resources Corp.
5.75%	06/01/21	843,000	902,010	(h)
Republic of Angola Via Northern Lights III BV
7.00%	08/16/19	250,000	276,562
Reynolds American Inc.
3.25%	11/01/22	1,354,000	1,360,086
Roche Holdings Inc.
6.00%	03/01/19	1,649,000	2,052,664	(b,h)
Rosneft Oil Company via Rosneft International Finance Ltd.
4.20%	03/06/22	200,000	203,500	(b)
Rowan Companies Inc.
5.40%	12/01/42	584,000	591,419
Royal Bank of Canada
1.20%	09/19/17	1,317,000	1,320,161
Royal Bank of Scotland Group PLC
6.40%	10/21/19	1,065,000	1,258,447
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.30%	12/27/17	400,000	429,000	(b)
6.00%	06/03/21	600,000	622,878	(b,h)
Russian Railways via RZD Capital Ltd.
5.74%	04/03/17	200,000	224,000
Santander Holdings USA Inc.
3.00%	09/24/15	438,000	446,032
Schlumberger Investment S.A.
2.40%	08/01/22	1,326,000	1,314,657	(b)
Seagate HDD Cayman
7.00%	11/01/21	100,000	107,250
Simon Property Group LP (REIT)
2.75%	02/01/23	621,000	620,652
Sinochem Overseas Capital Company Ltd.
4.50%	11/12/20	200,000	215,110	(b)
Sinopec Group Overseas Development 2012 Ltd.
2.75%	05/17/17	944,000	978,869	(b,h)
Smurfit Kappa Acquisitions
4.88%	09/15/18	250,000	255,000	(b)
Takeda Pharmaceutical Company Ltd.
1.63%	03/17/17	1,766,000	1,791,519	(b,h)
Textron Inc.
6.20%	03/15/15	798,000	874,632	(h)
The ADT Corp.
2.25%	07/15/17	446,000	442,458	(b)
3.50%	07/15/22	528,000	513,529	(b)
4.88%	07/15/42	242,000	229,701	(b,h)
The Coca-Cola Co.
3.30%	09/01/21	326,000	359,379
The Dow Chemical Co.
3.00%	11/15/22	437,000	436,027
4.38%	11/15/42	437,000	434,166
The Goldman Sachs Group Inc.
5.75%	01/24/22	1,631,000	1,928,188	(h)
6.75%	10/01/37	887,000	1,005,261

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2012

		Principal Amount	Fair Value
The Korea Development Bank
3.25%	03/09/16	$ 897,000	$ 939,436	(h)
4.00%	09/09/16	518,000	560,045	(h)
The Sherwin-Williams Co.
1.35%	12/15/17	436,000	435,042
4.00%	12/15/42	436,000	435,683
Time Warner Cable Inc.
6.75%	07/01/18	1,288,000	1,608,948	(h)
Total Capital International S.A.
1.55%	06/28/17	2,226,000	2,260,318
2.70%	01/25/23	1,315,000	1,339,627
Toyota Motor Credit Corp.
1.25%	10/05/17	879,000	885,252
1.75%	05/22/17	1,195,000	1,223,717	(h)
TransAlta Corp.
4.50%	11/15/22	873,000	885,040
Transnet SOC Ltd.
4.50%	02/10/16	500,000	531,575	(b,h)
Transocean Inc.
3.80%	10/15/22	438,000	448,920
Turlock Corp.
1.50%	11/02/17	1,310,000	1,312,676	(b)
2.75%	11/02/22	1,913,000	1,907,096	(b)
U.S. Bancorp
3.44%	02/01/16	1,525,000	1,605,915
United Parcel Service Inc.
2.45%	10/01/22	875,000	875,284
United Technologies Corp.
1.80%	06/01/17	472,000	485,857	(h)
4.50%	06/01/42	708,000	786,702	(h)
UnitedHealth Group Inc.
0.73%	10/15/15	437,000	438,429	(d)
1.40%	10/15/17	437,000	437,683
Vail Resorts Inc.
6.50%	05/01/19	1,324,000	1,424,955	(h)
Verizon Communications Inc.
2.00%	11/01/16	2,350,000	2,432,097	(h)
2.45%	11/01/22	436,000	436,146
3.85%	11/01/42	436,000	428,835
Viacom Inc.
2.50%	12/15/16	1,159,000	1,208,458	(h)
Visteon Corp.
6.75%	04/15/19	835,000	889,275
Vodafone Group PLC
2.50%	09/26/22	876,000	872,529
Watson Pharmaceuticals Inc.
3.25%	10/01/22	1,316,000	1,343,436
Weatherford International Ltd.
4.50%	04/15/22	761,000	807,618	(h)
5.95%	04/15/42	713,000	773,855	(h)
WellPoint Inc.
1.88%	01/15/18	602,000	609,476
3.30%	01/15/23	1,339,000	1,373,821
3.70%	08/15/21	237,000	249,267
Woodside Finance Ltd.
4.50%	11/10/14	1,517,000	1,604,557	(b,h)
WPP Finance 2010
3.63%	09/07/22	440,000	437,654
5.13%	09/07/42	441,000	431,165

		Principal Amount	Fair Value
Xstrata Finance Canada Ltd.
2.45%	10/25/17	$ 1,748,000	$ 1,764,945	(b)
4.00%	10/25/22	787,000	795,507	(b)
5.80%	11/15/16	751,275	848,121	(b,h)
			244,591,288

Non-Agency Collateralized Mortgage Obligations — 0.9%

Banc of America Commercial Mortgage Trust 2006-4
5.63%	07/10/46	400,000	457,612	(h)
5.68%	07/10/46	440,000	497,530
Banc of America Commercial Mortgage Trust 2007-4
5.73%	02/10/51	277,000	327,014	(h)
Banc of America Commercial Mortgage Trust 2008-1
6.21%	02/10/51	792,000	960,277	(h)
Banc of America Merrill Lynch Commercial Mortgage Inc.
5.19%	09/10/47	980,000	1,091,772	(h)
Bear Stearns Commercial Mortgage Securities
4.93%	02/13/42	1,010,000	1,090,757	(h)
5.40%	03/11/39	490,390	494,945	(h)
5.57%	04/12/38	1,050,000	1,162,509	(h)
Citigroup Commercial Mortgage Trust
5.48%	10/15/49	470,000	447,334
COMM 2005-LP5 Mortgage Trust
4.98%	05/10/43	500,000	547,076	(h)
Credit Suisse First Boston Mortgage Securities Corp.
5.31%	10/25/35	141,141	2,724
CSMC Mortgage-Backed Trust Series 2006-1
5.51%	02/25/36	37,955	114
GS Mortgage Securities Corp. II
2.41%	11/10/45	1,997,880	303,280
3.00%	08/10/44	950,000	1,014,969
3.55%	04/10/34	510,000	550,917	(b)
5.31%	08/10/44	440,000	510,820	(b)
JP Morgan Chase Commercial Mortgage Securities Corp.
1.96%	12/15/47	3,050,000	372,664	(g,i)
4.27%	06/15/45	900,000	997,883
4.43%	12/15/47	520,000	502,985	(b,i)
5.04%	03/15/46	710,000	767,703
5.34%	08/12/37	390,000	426,511
5.44%	06/12/47	1,420,000	1,634,355
5.79%	02/12/51	1,610,000	1,918,125	(h)
LB-UBS Commercial Mortgage Trust
4.95%	09/15/30	630,000	688,191
5.16%	02/15/31	860,000	960,130
5.87%	06/15/38	440,000	508,068
MASTR Alternative Loans Trust
5.00%	08/25/18	15,468	1,370	(g,n)
Merrill Lynch
5.49%	07/12/46	440,000	399,643
Morgan Stanley Capital I Trust 2006-IQ11
5.70%	10/15/42	150,000	134,165
Morgan Stanley Capital I Trust 2006-TOP21
5.16%	10/12/52	2,000,000	2,221,884
Morgan Stanley Capital I Trust 2006-TOP23
5.82%	08/12/41	1,055,000	1,221,463
Morgan Stanley Capital I Trust 2008-TOP29
6.27%	01/11/43	470,000	559,770
Morgan Stanley Capital I Trust 2012-C4
5.21%	03/15/45	440,000	507,444	(b)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2012

		Principal Amount	Fair Value
UBS-Barclays Commercial Mortgage Trust
4.89%	05/10/63	$ 440,000	$ 395,771	(b,i)
Wachovia Bank Commercial Mortgage Trust
5.47%	01/15/45	810,000	894,004
Wells Fargo Commercial Mortgage Trust
4.69%	10/15/45	220,000	234,061
Wells Fargo Mortgage Backed Securities Trust
5.50%	03/25/36	592,848	9,630
			24,815,470

Sovereign Bonds — 0.4%

Banco Nacional de Desenvolvimento Economico e Social
5.50%	07/12/20	100,000	117,750	(b,h)
Gabonese Republic
8.20%	12/12/17	100,000	121,250
Government of Chile
3.63%	10/30/42	350,000	345,625
Government of Colombia
4.38%	07/12/21	300,000	345,450	(h)
Government of Croatia
6.38%	03/24/21	300,000	341,250	(b)
Government of Dominican Republic
7.50%	05/06/21	300,000	348,450	(b,h)
Government of El Salvador
7.65%	06/15/35	280,000	319,900	(b,h)
Government of Hungary
4.75%	02/03/15	121,000	124,630
7.63%	03/29/41	246,000	284,130
Government of Indonesia
4.88%	05/05/21	300,000	345,000	(b)
Government of Lebanon
4.00%	12/31/17	51,500	50,985
5.15%	11/12/18	173,000	173,000
6.10%	10/04/22	173,000	174,730
Government of Lithuania
6.75%	01/15/15	200,000	219,790	(b,h)
Government of Mexico
4.75%	03/08/44	702,000	793,260	(h)
5.75%	10/12/49	172,000	206,830	(h)
6.05%	01/11/40	130,000	174,330	(h)
Government of Peru
6.55%	03/14/37	447,000	645,915	(h)
7.35%	07/21/25	100,000	144,900
Government of Philippines
4.00%	01/15/21	200,000	224,500
6.38%	01/15/32	300,000	411,000
Government of Poland
3.00%	03/17/23	147,000	146,632
5.00%	03/23/22	500,000	590,500
6.38%	07/15/19	74,000	92,257
Government of Romania
6.75%	02/07/22	346,000	420,390	(b,h)
Government of Serbia Republic
7.25%	09/28/21	100,000	115,000	(b,h)
Government of South Africa
6.25%	03/08/41	100,000	132,500	(h)
Government of Sri Lanka
7.40%	01/22/15	100,000	107,500	(b,h)

		Principal Amount	Fair Value
Government of Turkey
5.13%	03/25/22	$ 400,000	$ 460,000	(h)
6.88%	03/17/36	168,000	226,800	(h)
Government of Ukraine
6.25%	06/17/16	172,000	170,710	(b,h)
Government of Uruguay
6.88%	09/28/25	381,075	531,600
Government of Venezuela
10.75%	09/19/13	332,000	341,130
Government of Vietnam
1.50%	03/12/16	51,130	46,968	(i)
Government of Zambia
5.38%	09/20/22	250,000	249,062	(b)
Russian Foreign Bond — Eurobond
7.50%	03/31/30	130,461	167,564	(j)
			9,711,288

Municipal Bonds and Notes — 0.2%

American Municipal Power Inc.
6.27%	02/15/50	655,000	783,125	(h)
Municipal Electric Authority of Georgia
6.64%	04/01/57	474,000	566,198
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	620,000	712,566	(h)
Port Authority of New York & New Jersey
4.46%	10/01/62	1,425,000	1,406,532
South Carolina State Public Service Authority
6.45%	01/01/50	495,000	666,270	(h)
State of California
5.70%	11/01/21	705,000	840,036
			4,974,727

FNMA — 0.0%*

Lehman TBA
5.50%	TBA	620,251	—	**(c,l,o)

Total Bonds and Notes (Cost $794,204,209)			809,383,363
		Number of Shares	Fair Value
Exchange Traded Funds — 2.8%

Financial Select Sector SPDR Fund		156,417	$ 2,565,239	(m)
Industrial Select Sector SPDR Fund		248,928	9,434,371	(m)
Vanguard MSCI Emerging Markets ETF		1,512,873	67,368,235

Total Exchange Traded Funds (Cost $75,315,334)			79,367,845

Total Investments in Securities (Cost $2,303,535,869)			2,528,333,693

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2012

		Number of Shares	Fair Value
Short-Term Investments — 14.6%

Short-Term Investments — 11.8%

GE Institutional Money Market Fund — Investment Class
0.06%			$ 326,379,184	(d,k)
		Principal Amount	Fair Value

Time Deposit — 0.0%*

State Street Corp.
0.01%	01/02/13	$ 493,988	$ 493,988	(e)

U.S. Treasuries — 0.3%

U.S. Treasury Bills
0.01%	01/03/13	8,500,000	8,499,992	(d)

Federal Agencies — 2.5%

Federal Home Loan Bank Discount Notes
0.07%	03/20/13	25,500,000	25,496,634	(d)
0.08%	02/20/13	14,000,000	13,999,202	(d)
0.09%	03/13/13	2,000,000	1,999,760	(d)
Federal Home Loan Mortgage Corp. Discount Notes
0.04%	01/28/13	8,000,000	7,999,872	(d)
0.06%	02/04/13	3,500,000	3,499,864	(d)
0.09%	03/18/13	1,500,000	1,499,808	(d)
Federal National Mortgage Assoc. Discount Notes
0.06%	02/06/13	15,500,000	15,499,364	(d)
			69,994,504

Total Short-Term Investments (Cost $405,362,039)			405,367,668

Total Investments (Cost $2,708,897,908)			2,933,701,361

Liabilities in Excess of Other Assets, net — (5.4)%			(149,426,210)

NET ASSETS — 100.0%			$2,784,275,152

Other Information

The Fund had the following long futures contracts open at December 31, 2012:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index Futures	March 2013	71	$2,447,808	$(10,189)
FTSE 100 Index Futures	March 2013	63	5,988,735	(25,994)
Topix Index Futures	March 2013	36	3,586,885	289,575
S&P Midcap 400 Emini Index Futures	March 2013	806	82,058,860	1,373,132
2 Yr. U.S. Treasury Notes Futures	March 2013	70	15,432,813	4,340
5 Yr. U.S. Treasury Notes Futures	March 2013	589	73,279,883	(111,095)
30 Yr. U.S. Treasury Bonds Futures	March 2013	284	41,890,000	(463,906)

				$1,055,863

The Fund had the following short futures contracts open at December 31, 2012:

Description	Expiration date	Number of Cont racts	Current Notional Value	Unre alized Appre ciation/ (Depre ciation)
S&P 500 Emini Index Futures	March 2013	172	$(12,212,860)	$(65,321)
Ultra long U.S. Treasury Bond Futures	March 2013	237	(38,534,719)	754,231
10 Yr. U.S. Treasury Notes Futures	March 2013	511	(67,851,219)	347,118

				$1,036,028

				$2,091,891

At December 31, 2012, the Fund had the following foreign currency forward exchange contracts:

Description	Unrealized Depreciation
Sold 47,500,000 EURO; Purchased $62,510,713 for settlement on 01/22/2013	$(123,451)
Sold 20,800,000 GBP; Purchased $33,767,344 for settlement on 01/22/2013	(41,345)

$(164,796)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2012 (Unaudited)

The Fund was invested in the following Countries at December 31, 2012 (unaudited):

Country	Percentage (based on Fair Value)
United States	79.07%
United Kingdom	4.25%
Japan	2.88%
Germany	2.21%
Switzerland	1.89%
France	1.50%
Canada	0.90%
China	0.88%
South Korea	0.77%
Netherlands	0.53%
Taiwan	0.53%
Sweden	0.50%
Hong Kong	0.49%
Australia	0.39%
Italy	0.38%
Brazil	0.37%
Mexico	0.26%
Russian Federation	0.23%
Ireland	0.23%
Singapore	0.21%
Supranational	0.19%
Belgium	0.15%
India	0.15%
Norway	0.14%
South Africa	0.12%
Chile	0.09%
Philippines	0.09%
Malaysia	0.08%
Indonesia	0.08%
Turkey	0.07%
Peru	0.05%
Kazakhstan	0.04%
Colombia	0.03%
Poland	0.03%
Uruguay	0.02%
Panama	0.02%
Thailand	0.02%
Romania	0.02%
Hungary	0.02%
Lebanon	0.01%
Ukraine	0.01%
Dominican Republic	0.01%
Croatia	0.01%
Venezuela	0.01%
Costa Rica	0.01%
El Salvador	0.01%
Angola	0.01%
Cyprus	0.01%
Zambia	0.01%
Barbados	0.01%
Lithuania	0.01%

100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at December 31, 2012 (unaudited):

Industry	Domestic	Foreign	Total
Diversified Financial Services	1.40%	1.88%	3.28%
Pharmaceuticals	1.91%	1.08%	2.99%
Integrated Oil & Gas	1.61%	1.11%	2.72%
Miscellaneous	2.71%	0.00%	2.71%
Communications Equipment	2.01%	0.18%	2.19%
Internet Software & Services	1.00%	0.56%	1.56%
Semiconductors	0.60%	0.94%	1.54%
Systems Software	1.48%	0.00%	1.48%
Computer Hardware	1.46%	0.00%	1.46%
Industrial Machinery	0.60%	0.74%	1.34%
Soft Drinks	1.26%	0.00%	1.26%
Data Processing & Outsourced Services	1.25%	0.00%	1.25%
Asset Management & Custody Banks	1.21%	0.00%	1.21%
Healthcare Equipment	1.20%	0.00%	1.20%
Oil & Gas Equipment & Services	1.04%	0.14%	1.18%
Biotechnology	0.97%	0.16%	1.13%
Cable & Satellite	1.12%	0.00%	1.12%
Packaged Foods & Meats	0.44%	0.59%	1.03%
Life & Health Insurance	0.22%	0.78%	1.00%
Fertilizers & Agricultural Chemicals	0.40%	0.60%	1.00%
Healthcare Services	0.62%	0.32%	0.94%
Aerospace & Defense	0.60%	0.34%	0.94%
Automobile Manufacturers	0.16%	0.77%	0.93%
Specialized REITs	0.87%	0.00%	0.87%
Home Improvement Retail	0.82%	0.00%	0.82%
Air Freight & Logistics	0.76%	0.00%	0.76%
Oil & Gas Exploration & Production	0.64%	0.09%	0.73%
Application Software	0.31%	0.40%	0.71%
Multi-Line Insurance	0.36%	0.33%	0.69%
Household Products	0.36%	0.28%	0.64%
Diversified Metals & Mining	0.02%	0.61%	0.63%
Property & Casualty Insurance	0.50%	0.10%	0.60%
IT Consulting & Other Services	0.50%	0.09%	0.59%
Construction & Farm Machinery & Heavy Trucks	0.43%	0.13%	0.56%
Distillers & Vintners	0.12%	0.42%	0.54%
Specialized Finance	0.54%	0.00%	0.54%
Wireless Telecommunication Services	0.00%	0.51%	0.51%
Apparel, Accessories & Luxury Goods	0.00%	0.50%	0.50%
Industrial Gases	0.13%	0.37%	0.50%
Advertising	0.29%	0.20%	0.49%
Movies & Entertainment	0.49%	0.00%	0.49%
Broadcasting	0.46%	0.00%	0.46%
Multi-Utilities	0.16%	0.29%	0.45%
Regional Banks	0.34%	0.11%	0.45%
Integrated Telecommunication Services	0.44%	0.00%	0.44%
Railroads	0.38%	0.01%	0.39%
Consumer Finance	0.39%	0.00%	0.39%

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	December 31, 2012 (Unaudited)

Industry	Domestic	Foreign	Total
Retail REITs	0.38%	0.00%	0.38%
Life Sciences Tools & Services	0.34%	0.02%	0.36%
Electric Utilities	0.31%	0.05%	0.36%
Diversified Support Services	0.02%	0.32%	0.34%
Diversified Chemicals	0.34%	0.00%	0.34%
Healthcare Supplies	0.12%	0.22%	0.34%
Tobacco	0.29%	0.02%	0.31%
Diversified Real Estate Activities	0.00%	0.31%	0.31%
Electrical Components & Equipment	0.28%	0.02%	0.30%
Investment Banking & Brokerage	0.29%	0.00%	0.29%
Restaurants	0.29%	0.00%	0.29%
Research & Consulting Services	0.12%	0.17%	0.29%
Healthcare Distributors	0.27%	0.00%	0.27%
Independent Power Producers & Energy Traders	0.27%	0.00%	0.27%
Specialty Stores	0.25%	0.00%	0.25%
Tires & Rubber	0.00%	0.25%	0.25%
Construction & Engineering	0.02%	0.22%	0.24%
Casinos & Gaming	0.18%	0.03%	0.21%
Construction Materials	0.00%	0.19%	0.19%
Diversified Capital Markets	0.00%	0.19%	0.19%
Office REITs	0.19%	0.00%	0.19%
Agricultural Products	0.18%	0.00%	0.18%
Residential REITs	0.18%	0.00%	0.18%
Steel	0.13%	0.05%	0.18%
Drug Retail	0.16%	0.02%	0.18%
Trading Companies & Distributors	0.04%	0.13%	0.17%
Internet Retail	0.16%	0.00%	0.16%
Electronic Equipment & Instruments	0.00%	0.16%	0.16%
Brewers	0.00%	0.16%	0.16%
Human Resource & Employment Services	0.00%	0.16%	0.16%
Distributors	0.14%	0.00%	0.14%
Food Retail	0.00%	0.14%	0.14%
Specialty Chemicals	0.13%	0.00%	0.13%
General Merchandise Stores	0.12%	0.00%	0.12%
Heavy Electrical Equipment	0.00%	0.11%	0.11%
Department Stores	0.10%	0.00%	0.10%
Industrial Conglomerates	0.00%	0.10%	0.10%
Photographic Products	0.00%	0.10%	0.10%
Water Utilities	0.08%	0.00%	0.08%
Automotive Retail	0.06%	0.00%	0.06%
Diversified REITs	0.06%	0.00%	0.06%
Industrial REITs	0.06%	0.00%	0.06%
Diversified Banks	0.00%	0.05%	0.05%
Paper Packaging	0.04%	0.00%	0.04%
Apparel Retail	0.04%	0.00%	0.04%
Trucking	0.04%	0.00%	0.04%
Home Building	0.04%	0.00%	0.04%
Housewares & Specialties	0.04%	0.00%	0.04%
Thrifts & Mortgage Finance	0.00%	0.03%	0.03%
Healthcare Facilities	0.03%	0.00%	0.03%
Managed Healthcare	0.02%	0.01%	0.03%
Electronic Manufacturing Services	0.00%	0.03%	0.03%
Semiconductor Equipment	0.03%	0.00%	0.03%

Industry	Domestic	Foreign	Total
Office Electronics	0.02%	0.00%	0.02%
Oil & Gas Drilling	0.02%	0.00%	0.02%
Real Estate Operating Companies	0.00%	0.02%	0.02%
Household Appliances	0.00%	0.02%	0.02%
Home Furnishing Retail	0.02%	0.00%	0.02%
Footwear	0.02%	0.00%	0.02%
Highways & Railtracks	0.00%	0.02%	0.02%
Commodity Chemicals	0.00%	0.02%	0.02%
Publishing	0.02%	0.00%	0.02%
Marine Ports & Services	0.00%	0.01%	0.01%
Real Estate Development	0.00%	0.01%	0.01%
Building Products	0.00%	0.01%	0.01%
Auto Parts & Equipment	0.00%	0.01%	0.01%
Hypermarkets & Super Centers	0.00%	0.01%	0.01%
Personal Products	0.00%	0.01%	0.01%
Office Services & Supplies	0.01%	0.00%	0.01%
Healthcare Technology	0.01%	0.00%	0.01%
Reinsurance	0.00%	0.01%	0.01%
Paper Products	0.00%	0.01%	0.01%

			58.59%

Sector	Percentage (based on Fair Value)
Agency Mortgage Backed	9.00%
U.S. Treasuries	8.55%
Corporate Notes	8.34%
Non-Agency Collateralized Mortgage Obligations	0.84%
Sovereign Bonds	0.33%
Agency Collateralized Mortgage Obligations	0.22%
Municipal Bonds and Notes	0.17%
Asset Backed	0.14%

27.59%

Short-Term Investments
Short-Term Investments	13.82%

13.82%

100.00%

See Notes to Schedule of Investments and Notes to Financial Statements.

Notes to Schedules of Investments	December 31, 2012

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to $64,312,655 or 2.31% of the net assets of GE Investments Total Return Fund. These securities have been determined to be liquid using procedures established by the Fund’s Board of Directors. (unaudited)

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At December 31, 2012 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2012.

(j)	Step coupon bond. Security becomes interest bearing at a future date.

(k)	GE Asset Management (“GEAM”), the investment adviser of the Fund, also serves as investment adviser of the GE Institutional Money Market Fund.

(l)	Securities in default.

(m)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(n)	Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

(o)	Fair valued security.

*	Less than 0.05%.

**	Amount is less than $ 0.50.

†	Percentages are based on net assets as of December 31, 2012.

††	Security traded on different exchanges.

Abbreviations:

ADR	American Depository Receipt

GDR	Global Depository Receipt

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

SPDR	Standard & Poors Depository Receipts

STRIPS	Separate Trading of Registered Interest and Principal of Security

TBA	To Be Announced

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08(d)
Inception date	—		—		—		—		7/1/85
Net asset value, beginning of period	$15.66		$16.42		$15.18		$12.75		$18.61
Income/(loss) from investment operations:
Net investment income	$0.28		0.31		0.23	*	0.20	*	0.35	*
Net realized and unrealized gains/(losses) on investments	1.68		(0.78)		1.23		2.45		(5.80)
Total income/(loss) from investment operations	1.96		(0.47)		1.46		2.65		(5.45)
Less distributions from:
Net investment income	0.27		0.29		0.22		0.19		0.34
Net realized gains	—		—		—		—		0.07
Return of capital	—		—		—		0.03		—
Total distributions	0.27		0.29		0.22		0.22		0.41
Net asset value, end of period	$17.35		$15.66		$16.42		$15.18		$12.75
TOTAL RETURN(a)	12.55%		(2.85)%		9.64%		20.81%		(29.28)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,015,136		$1,006,391		$1,152,587		$1,131,038		$989,975
Ratios to average net assets:
Net investment income	1.45%		1.67%		1.51%		1.47%		2.16%
Net Expenses	0.73%	(b)	0.74%	(b)(c)	0.69%	(b)(c)	0.67%	(b)(c)	0.51%	(b)(c)
Gross Expenses	0.74%		0.76%		0.73%		0.70%		0.55%
Portfolio turnover rate	168%		195%		148%		174%		203%

	CLASS 3
	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08(d)
Inception date	—		—		—		—		5/1/06
Net asset value, beginning of period	$15.62		$16.38		$15.15		$12.73		$18.59
Income/(loss) from investment operations:
Net investment income	$0.20		0.24		0.19	*	0.17	*	0.34	*
Net realized and unrealized gains/(losses) on investments	1.71		(0.75)		1.23		2.45		(5.80)
Total income/(loss) from investment operations	1.91		(0.51)		1.42		2.62		(5.46)
Less distributions from:
Net investment income	0.23		0.25		0.19		0.17		0.33
Net realized gains	—		—		—		—		0.07
Return of capital	—		—		—		0.03		—
Total distributions	0.23		0.25		0.19		0.20		0.40
Net asset value, end of period	$17.30		$15.62		$16.38		$15.15		$12.73
TOTAL RETURN(a)	12.25%		(3.10)%		9.37%		20.57%		(29.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,769,140		$1,624,263		$1,691,910		$1,421,191		$1,110,117
Ratios to average net assets:
Net investment income	1.20%		1.42%		1.26%		1.26%		2.05%
Net Expenses	0.98%	(b)	0.99%	(b)(c)	0.94%	(b)(c)	0.87%	(b)(c)	0.61%	(b)(c)
Gross Expenses	0.99%		1.01%		0.98%		0.91%		0.65%
Portfolio turnover rate	168%		195%		148%		174%		203%

The accompanying Notes are an integral part of these financial statements.

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s advisory and administrative fee in an amount equal to the advisory and administrative fee earned by GEAM with respect to the Fund’s investment in an affiliated money market fund managed by GEAM.
(c)	Reflects GEAM’s contractual arrangement with the Fund to waive advisory and administrative fee or limit operating expenses. The most recent arrangement expired on April 30, 2011.
(d)	Less than $0.01 per share of the distribution paid was from return of capital.
*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

Statement of Assets and Liabilities December 31, 2012

ASSETS
Investments in securities, at Fair Value (cost $2,303,535,869)	$2,528,333,693
Short-Term investments, at Fair Value (cost $78,982,854)	78,988,483
Short-term affiliated investments (at amortized cost)	326,379,185
Restricted Cash	750,000
Foreign currency (cost $33,024)	32,851
Receivable for investments sold	4,454,525
Income receivables	5,914,174
Receivable for fund shares sold	2,129,328
Variation margin receivable	2,045,521
Other assets	43,412
Total assets	2,949,071,172

LIABILITIES
Payable for investments purchased	161,005,919
Payable for Fund shares redeemed	1,071,336
Payable to GEAM	1,143,170
Accrued other expenses	1,004,087
Variation margin payable	406,712
Unrealized Depreciation on foreign currency forward exchange contracts	164,796
Total liabilities	164,796,020
NET ASSETS	$2,784,275,152

NET ASSETS CONSIST OF
Capital paid in	2,689,831,501
Undistributed (distribution in excess of) net investment income	(158,200)
Accumulated net realized loss	(132,135,101)
Net unrealized appreciation (depreciation) on:
Investments	224,803,453
Futures	2,091,891
Foreign currency related transactions	(158,392)
NET ASSETS	$2,784,275,152

Class 1:

Net assets	1,015,135,551
Shares outstanding ($0.01 par value; unlimited shares authorized)	58,523,341
Net asset value per share	$17.35

Class 3:

Net assets	1,769,139,601
Shares outstanding ($0.01 par value; unlimited shares authorized)	102,264,639
Net asset value per share	$17.30

The accompanying Notes are an integral part of these financial statements.

Statement of Operations For the year ended December 31, 2012

INVESTMENT INCOME
Income
Dividend	$40,500,769
Interest	20,504,280
Interest from affiliated investments	174,266
Less: Foreign taxes withheld	(1,300,775)
Total income	59,878,540

Expenses
Advisory and administration fees	13,782,363
Distribution and service fees
Class 1	2,053,415
Class 3	7,736,968
Directors’ fees	120,429
Custody and accounting expenses	709,384
Professional fees	124,705
Other expenses	204,800
Total expenses before waivers	24,732,064
Less: Fees waived by the adviser	(317,746)
Net expenses	24,414,318
Net investment income	35,464,222

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	87,480,397
Futures	5,111,925
Foreign currency related transactions	1,256,216

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	185,689,734
Futures	3,537,988
Foreign currency related transactions	76,334
Net realized and unrealized gain on Investments	283,152,594
Net increase in net assets resulting from operations	$318,616,816

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$35,464,222	$42,442,285
Net realized gain on investments, futures, and foreign currency transactions	93,848,538	101,996,846
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures, and foreign currency transactions	189,304,056	(225,582,850)
Net increase (decrease) from operations	318,616,816	(81,143,719)
Distributions to shareholders from:
Net investment income
Class 1	(15,803,736)	(18,364,052)
Class 3	(23,490,058)	(25,662,167)
Total distributions	(39,293,794)	(44,026,219)
Increase (decrease) in assets from operations and distributions	279,323,022	(125,169,938)
Share transactions:
Proceeds from sale of shares
Class 1	8,543,879	2,754,427
Class 2*	—	1,631,262
Class 3	174,037,895	159,668,664
Value of distributions reinvested
Class 1	15,803,736	18,364,052
Class 2*	—	—
Class 3	23,490,058	25,662,167
Cost of shares redeemed
Class 1	(121,127,522)	(119,192,713)
Class 2*	—	(26,443,050)
Class 3	(226,450,122)	(175,162,061)
Net decrease from share transactions	(125,702,076)	(112,717,252)
Total increase (decrease) in net assets	153,620,946	(237,887,190)

NET ASSETS
Beginning of period	2,630,654,206	2,868,541,396
End of period	$2,784,275,152	$2,630,654,206
Undistributed (distributions in excess of) net investment income, end of period	$(158,200)	$700,725

*	Share Class 2 was closed effective June 22, 2011

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) Changes in Fund Shares
	Year Ended December 31, 2012	Year Ended December 31, 2011
CHANGES IN FUND SHARES

Class 1
Shares sold	507,656	170,771
Issued for distributions reinvested	915,098	1,180,968
Shares redeemed	(7,180,857)	(7,281,539)
Net increase (decrease) in fund shares	(5,758,103)	(5,929,800)

Class 2*
Shares Sold	—	97,549
Issued for Distributions reinvested	—	—
Shares Redeemed	—	(1,567,546)
Net increase (decrease) in fund shares	—	(1,469,997)

Class 3
Shares Sold	10,337,487	9,748,413
Issued for Distributions reinvested	1,363,323	1,654,556
Shares Redeemed	(13,441,850)	(10,716,890)
Net increase (decrease) in fund shares	(1,741,040)	686,079

*	Share Class 2 was closed effective June 22, 2011.

The accompanying Notes are an integral part of these financial statements.

Notes to Financial Statements	December 31, 2012

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund (the “Fund”), Income Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers two share classes of the Fund as investment options for variable life insurance and variable annuity contracts — Class 1 and Class 3. Class 3 shares were first offered on May 1, 2006, and Fund shares outstanding prior to May 1, 2006 were designated as Class 1 shares. Each class of shares has different fees and expenses, and as a result, each class of shares will have different share price and performance. Not all variable contracts offer every class of the Fund’s shares.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. See Note 10 for subsequent event.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Foreign Currency Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern Time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives The Fund is subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund entered into derivative transactions to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed-income investments.

Notes to Financial Statements	December 31, 2012

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invested in futures for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, gaining market exposure for accumulating and residual cash positions, for duration management, or when the transactions were economically appropriate to reduce risks inherent in the management of the Fund. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

When-Issued Securities and Forward Commitments The Fund may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Fund maintains equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts The Fund entered into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund’s currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund’s financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedules of Investments. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (or liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund’s risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

Notes to Financial Statements	December 31, 2012

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are charged to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources,

Notes to Financial Statements	December 31, 2012

including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service uses other available information as applicable such as benchmark curves, benchmarking of similar securities, sector groupings, and matrix pricing. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

The Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

The Fund uses the net asset value per unit for collective funds. The Fund classifies collective funds in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Company’s Board of Directors (the “Board”) that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a proprietary model to identify affected securities, taking into consideration various factors, and the fair value of such securities may be something other than the last available quotation or other market price.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps,

Notes to Financial Statements	December 31, 2012

cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2012:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities†
Domestic Equity	$1,110,096,595	$—	$—	$1,110,096,595
Foreign Equity	58,284,026	459,303,149	—	517,587,175
U.S. Treasuries	—	250,873,897	—	250,873,897
Agency Mortgage Backed	—	263,938,762	—	263,938,762
Agency CMOs	—	6,353,069	—	6,353,069
Asset Backed	—	4,124,862	—	4,124,862
Corporate Notes	—	244,591,288	—	244,591,288
Non-Agency CMOs	—	24,815,470	—	24,815,470
Sovereign Bonds	—	9,711,288	—	9,711,288
Municipal Notes and Bonds	—	4,974,727	—	4,974,727
Exchange Traded Funds	79,367,845	—	—	79,367,845
Preferred Stock	3,242,840	8,655,875	—	11,898,715
Short-Term Investments	326,379,184	78,988,484	—	405,367,668

Total Investments in Securities	$1,577,370,490	$1,356,330,871	$—	$2,933,701,361

Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$2,768,396	$—	$—	$2,768,396
Futures Contracts — Unrealized Depreciation	(676,505)	—	—	(676,505)
Foreign Currency Forward Exchange Contracts — Unrealized Depreciation	—	(164,796)	—	(164,796)

Total Other Financial Instruments	$2,091,891	$(164,796)	$—	$1,927,095

†	See Schedule of Investments for Industry Classification
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

The Fund utilized the fair value pricing service on December 31, 2012 due to events occurring after the close of foreign local markets and before the close of regular trading on the NYSE. This resulted in certain foreign securities being classified as Level 2 at the end of the period which were classified as Level 1 at December 31, 2011. The value of securities that were transferred to Level 2 from Level 1 as a result was $339,353,716.

There were no other transfers between fair value levels during the period. Transfers between fair value levels are considered to occur at the beginning of the period.

Notes to Financial Statements	December 31, 2012

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2012.

	Asset Derivatives December 31, 2012		Liability Derivatives December 31, 2012
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Interest Rate Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	1,105,689*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(575,001)*
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	1,662,707*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(101,504)*
Foreign Currency Forward Exchange Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Foreign Currency Forward Exchange Contracts	—	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Foreign Currency Forward Exchange Contracts	(164,796)

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts reported in the Schedule of Investments and as within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures/Foreign Currency Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	553,012,498/ (495,222,221)	13,055,866	1,387,077
Interest Rate Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures (depreciation) on Futures	1,889,761,878/ (1,861,303,666)	(7,943,941)	2,150,911
Foreign Currency Forward Exchange Contracts	Realized gain/(loss) on Foreign currency related transactions, Increase/(decrease) in unrealized appreciation/ (depreciation) on Foreign currency related transactions	0/(24,102,415)	1,472,601	103,127

Notes to Financial Statements	December 31, 2012

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.10% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2012.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Board effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on average daily net assets of the Fund at an annualized rate of 0.50%. See Note 10. “Subsequent Event — Fund Restructure” for information related to change in fee structure effective 1/23/2012.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s advisory and administrative fee in the amount equal to the advisory and administrative fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund.

From May 1, 2010 through April 30, 2011, GEAM entered into a contractual arrangement with the Company to limit other expenses of each share class of the Fund (excluding applicable Investor Service Plan fee of 0.20%) at or below 0.03% on an annualized basis. This arrangement terminated on April 30, 2011. Expenses borne by GEAM pursuant to the expense limitation agreement may be recouped by GEAM for up to three years from the date the expense was incurred. A reimbursement will not be made if it would cause the total operating expenses of Class 1 Shares and Class 3 Shares to exceed 0.80% and 1.05% of average net assets, respectively, for the fiscal year in which the recoupment is made.

Investor Service Plan — Class 1 and Class 3 Shares The Company adopted an Investor Service Plan (the “Service Plan”) on December 9, 2005 for Class 1 shares and on May 1, 2009 for Class 3 shares of the Fund. The Service Plan was not adopted pursuant to Rule 12b-1 under the 1940 Act. Each Service Plan provides that during any fiscal year, the amount of compensation paid under the Service Plan by the Total Return Fund Class 1 or Class 3 shares may not exceed the annual rate of 0.20% of the average daily net assets of the Total Return Fund attributable to each such class shares.

Distribution and Shareholder Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act with respect to each of Class 1 and Class 3 shares of the Fund. Under the 12b-1 Plan for Class 1 shares that became effective May 1, 2009, payments made under the Class 1 Investor Service Plan are covered in the event that any portion of compensation paid pursuant to the Class 1 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 1 shares to finance distribution of such shares. Under each 12b-1 Plan for Class 3 shares, the Company, on behalf of the Fund, may compensate GE Investment Distributors, Inc. (GEID), the distributor of the shares of the Fund, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 3 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer Class 3 shares as an investment option under such variable contracts. The amount of compensation paid under the 12b-1 Plan may not exceed 0.25% for Class 3 shares, of the average daily net assets of the Fund attributable to such share class. The 12b-1 Plan continues in effect from year to year for so long as such continuance is approved annually by the Board, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to it. In addition, the Class 3 12b-1 Plan covers payments made under the Class 3 Investor Service Plan in the event that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares.

Notes to Financial Statements	December 31, 2012

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Sub-Advisory Fees

Pursuant to investment sub-advisory agreements with GEAM, a portion of the assets of the Fund were allocated to and managed by each of the following sub-advisers: (i) Palisade Capital Management, L.L.C. (“Palisade”); and (ii) Urdang Securities Management, Inc. (“Urdang”). GEAM is responsible for allocating the Fund’s assets among the sub-advisers at its discretion (Allocated Assets), and for managing the Fund’s cash position, while each sub-adviser is responsible for the day-to-day management of their portion of the Allocated Assets, under the general supervision and oversight of GEAM and the Board.

For their services, GEAM pays each sub-adviser an investment sub-advisory fee, which is calculated as a percentage of the average daily net assets of the respective Allocated Assets that they manage. See Note 10. “Subsequent Event — Fund Restructure“ for information related to change in fee structure effective 1/23/2012.

8.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2012, were as follows:

U.S. Government Securities
Purchases	Sales
$ 2,838,029,448	$2,717,040,287

Non-U.S. Government Securities
Purchases	Sales
$ 1,341,978,788	$1,675,132,830

9.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2009, 2010, 2011, and 2012 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2012, information on the tax components of capital was as follows:

Cost of Investments For Tax Purposes	Gross Unrealized Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives / Currency	Income	Accumulated Capital Loss	Late-Year Losses
$2,736,571,055	$255,333,950	$(58,203,644)	$197,130,306	$285,790	$—	$(102,700,782)	$(271,663)

As of December 31, 2012, the Fund has capital loss carryovers, as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

Amount
Short-Term	Long-Term	Expires
$ 102,700,782	$—	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either

Notes to Financial Statements	December 31, 2012

short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2012, the Fund utilized $79,360,122 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2012 as follows:

Capital	Ordinary
$—	$271,663

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2012	$39,293,794	$—	$39,293,794
2011	44,026,219	—	44,026,219

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized and unrealized gains and losses on foreign currency transactions, paydown gains and losses on mortgage-backed securities, investments organized as partnerships for tax purposes, losses deferred due to offsetting positions, distributions from Real Estate Investment Trusts (REITs) and other equity investments, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2012 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Unrealized Gain	Paid in Capital
$2,970,647	$(2,296,919)	$—	$(673,728)

10.	Subsequent Event — Fund Restructure

On September 19, 2012, the Board approved a restructuring of the Fund to change the investment management of the Fund’s underlying strategies from that of active management to passive management, employing an indexing investment approach designed to track the performance of various broad-based indices (the “Fund Restructure”). The Fund’s adviser, GEAM, believes that using such a passive indexation investment approach would potentially reduce the Fund’s volatility and provide greater transparency to the Fund’s underlying strategies, while lowering the management fees charged to the Fund and its shareholders.

In connection with the Fund Restructure, the Board approved the appointment of a new sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), to manage the Fund’s assets using a passive indexation investment approach. GEAM will continue to provide asset allocation services to the Fund, and to allocate the Fund’s assets across various asset classes in order to diversify the Fund’s holdings and to adjust the asset class weightings based on market and economic conditions. Based on the asset allocation decisions of GEAM, BlackRock will manage the Fund’s assets using an indexing investment approach designed to track the performance of the desired broad-based indices representing the asset classes. There will be no changes to the Fund’s investment objective. The Fund Restructure was completed on January 31, 2013, and BlackRock became sub-adviser to the Fund effective February 1, 2013. In connection therewith both Urdang and Palisade were terminated as sub-advisers to the Fund, effective January 22, 2013.

Further, in connection with the Fund Restructure, the Board approved a reduction in the management fee paid by the Fund to GEAM from an annualized rate 0.50% to 0.35% of average daily net assets, which became effective on January 23, 2013. GEAM is responsible for paying the sub-advisory fees to BlackRock.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Total Return Fund, a series of GE Investments funds, as of December 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Return Fund as of December 31, 2012, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 15, 2013

Advisory and Administrative Agreement Approvals	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreements with each of the Fund’s sub-advisers, Urdang Securities Management, Inc. (“Urdang”) and Palisade Capital Management, L.L.C. (“Palisade”), at meetings held on December 14 and December 17, 2012. The Board was also asked to consider for approval at the meetings the Investment Sub-Advisory Agreement with Blackrock Investment Management, LLC (“Blackrock”) in anticipation of termination of the Investment Sub-Advisory Agreements with each of Urdang and Palisade, which occurred at the close of business on January 22, 2013.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by each of GEAM, Urdang and Palisade. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory and sub-advisory agreements, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM, Urdang or Palisade were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from each of

Urdang and Palisade a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, Urdang and Palisade. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, Urdang and Palisade, in their oral presentations and/or written materials, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of each of Urdang and Palisade at the meetings or during the past year. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, Urdang and Palisade, taking into account their extensive past experiences with GEAM and their multi-year experience with each of Urdang and Palisade for another fund the Board oversees. In connection with their consideration of GEAM’s services, they focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to

Advisory and Administrative Agreement Approvals	(Unaudited)

the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by each of Urdang and Palisade, the Board members focused on each of Urdang’s and Palisade’s favorable attributes relating to its investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, including research capabilities, and favorable history and reputation.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM, Urdang and Palisade continue to be satisfactory.

Investment Performance Of The Fund and the Sub-Advisers.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of Urdang and Palisade at meetings held throughout the year about each of their investment processes and performance results. These discussions focused on the Fund’s investment objective, GEAM’s asset allocation process, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and relative underperformance. The Board members discussed GEAM’s investment approach with respect to the Fund and the reasons for the Fund’s relative underperformance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationships With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to Urdang and Palisade by GEAM, and the cost of the services provided to the Fund by GEAM, Urdang and Palisade. The Board members reviewed the information they had requested from GEAM, Urdang and Palisade concerning their profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members also considered information regarding the calculation methodology provided by each of Urdang and Palisade in preparing their profitability data.

Information was presented regarding the financial condition of GEAM, Urdang and Palisade for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other similar mutual funds managed by GEAM, and noted the fact that GEAM, and not the Fund, pays the sub-advisory fees to each of Urdang and Palisade. The Board members determined that each of GEAM, Urdang and Palisade should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business in the past, and that GEAM continues to make substantial investments in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM, Urdang and Palisade from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a slight decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds,

Advisory and Administrative Agreement Approvals	(Unaudited)

GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, Urdang and Palisade, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges. The Board members also reviewed comparative mutual fund and/or other account fee information provided by each of Urdang and Palisade. The Board, including the independent Board members, concluded that, based on this information, the advisory and sub-advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM, Urdang and Palisade may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory and sub-advisory agreements were in the best interests of the Fund and its shareholders.

At the meetings, the Board also considered a proposal and recommendation of GEAM to approve a new Investment Sub-Advisory Agreement with BlackRock.

In advance of the meetings, the Board received materials from both GEAM and BlackRock, and had the opportunity to ask questions and request additional information in connection with its consideration. The materials detailed, among other things, information about BlackRock and its professional staff, BlackRock’s historical performance in managing passive indexation strategies for its other clients, and information detailing BlackRock’s investment experience and expertise in managing passive indexation strategies and in servicing institutional clients.

At the meetings, representatives of GEAM explained and discussed with the Board the specific reasons why GEAM was recommending BlackRock and responded to questions raised by the Board. The Board members posed questions to these representatives and engaged in substantive discussions.

GEAM reminded the Board that the Company and GEAM had received an exemptive order from the SEC to permit GEAM and the Company to select and retain sub-advisers for the Fund and to enter into sub-advisory agreements without shareholder approval. Accordingly, GEAM would be able, subject to the approval of the Board, to engage BlackRock and enter into a sub-advisory agreement with BlackRock on behalf of the Fund without obtaining shareholder approval, provided there is not an increase in the Fund’s advisory fee.

In approving the new Investment Sub-Advisory Agreement with BlackRock, the Board members, including the independent Board members, advised by independent legal counsel, considered those factors it deemed relevant, including the nature, quality and extent of services expected to be provided by BlackRock. In its deliberations, the Board did not identify any single factor that was dispositive and each Board member may have attributed different weights to the various factors. The Board members evaluated this information and all other information made available to them by GEAM and BlackRock, as well as the presentations and discussions that occurred at the meetings.

The material factors and conclusions that formed the basis for the Board’s determinations to approve the new Investment Sub-Advisory Agreement with BlackRock are as discussed below.

The Nature, Extent And Quality Of Services Expected To Be Provided.

The Board reviewed the services expected to be provided to the Fund by BlackRock. The Board considered BlackRock’s favorable attributes relating to its investment philosophy with respect to replicating the performance of specified market indices, its process for and long history in managing a portfolio by using passive indexation strategies and its experienced professionals, including portfolio managers with a depth of experience involving the use of passive indexation strategies.

Advisory and Administrative Agreement Approvals	(Unaudited)

In light of the foregoing, the Board, including the independent Board members, concluded that the services expected to be provided by BlackRock would be satisfactory and would have the potential to benefit the Fund.

Investment Performance Of BlackRock.

The Board members considered the investment performance of BlackRock for various periods focusing on BlackRock’s investment performance with respect to registered investment companies that have an investment objective similar to that of the Fund (e.g., that are managed to track the same indices as the Fund). The Board members reviewed detailed information provided by GEAM and BlackRock comparing BlackRock’s performance to that of relevant securities indices and similarly managed accounts over these periods. The Board members also engaged in discussions with GEAM and BlackRock about BlackRock’s investment process, focusing on the experience of portfolio management and BlackRock’s investment approach with respect to passive indexation strategies. The Board members also considered GEAM’s discussion of how the retention of BlackRock would fit within its management of the Fund’s overall allocation strategy.

Taking these factors into consideration, the Board, including the independent Board members, found the investment performance of BlackRock to be satisfactory.

Cost Of The Services To Be Provided And Profits To Be Realized From The Relationship With The Fund.

The Board considered that the proposed fees to be paid to BlackRock by GEAM had been negotiated at arm’s-length, and that GEAM had used its influence with respect to the total assets it proposes to be managed by BlackRock to obtain what it regards as the most favorable and reasonably available fee arrangement, based on the allocation of the Fund’s assets to BlackRock. The Board also noted that with respect to certain of the specified market index strategies BlackRock’s sub-advisory fee rate decreases in amount as assets allocated to it grow. Given the arm’s-length nature of the arrangement, the Board did not examine the specific levels of profitability for BlackRock with respect to the Fund.

The Board then reviewed information regarding the expected impact on GEAM’s profitability in hiring BlackRock, which was projected to be lower than current profitability. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing the profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable. Based on their review, the Board members, including the independent Board members, concluded that they were satisfied that GEAM’s expected level of profitability from its relationship with the Fund following the hiring of BlackRock would not be unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies of Scale.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fees, because GEAM will pay BlackRock out of its advisory fees received from the Fund, and noted that the Board considered economies of scale for the Fund in connection with annual renewal of GEAM’s investment advisory agreement with the Fund.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board discussed the services expected to be provided to the Fund by BlackRock, and the proposed fees to be charged to GEAM for those services. The Board members reviewed information regarding the proposed sub-advisory fees.

The Board, including the independent Board members, concluded that, based on this information, the proposed sub-advisory fees would be reasonable in relation to the services expected to be provided to the Fund.

Fall-Out Benefits.

The Board considered that there may be financial benefits that BlackRock would derive from its relationship with GEAM and the Fund. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees for the Fund.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent Board members, concluded that the new Investment Sub-Advisory Agreement with BlackRock was in the best interests of the Fund and its shareholders.

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    63

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1988.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member of the Board of Governors for the Investment Company Institute since October 2006; Director of GE Asset Management (Ireland) Limited, since February 1999; GE Asset Management Funds Plc since 1998; GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998; Trustee of General Electric Pension Trust since 1988; and Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Director of GE Investment Distributors, Inc. since June 2011; and Trustee and Executive Vice President of GE Funds from July 2007 to February 2011.

Additional Information	(Unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 2 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified – 7 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Additional Information	(Unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified – 9 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    66

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    Managing General Partner, NGN Capital LLC since 2006; Treasurer of NeuroScience Research Institute since 1986; and Vice President of Walden Capital Management from 1996 to 2008.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

Additional Information	(Unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    66

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – 1 year.

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Public Investments

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Executive Vice President – Strategy and Business Development Leader

Jessica Holscott, Executive Vice President, Chief Financial Officer

Ralph R. Layman, Executive Vice President and Chief Investment Officer Emeritus Public Equities

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Solutions

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Real Estate Securities Fund

Annual Report

December 31, 2012

GE Investments Funds, Inc.

Real Estate Securities Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2012 (Unaudited)

The information provided on the performance page relates to the GE Investments Real Estate Securities Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

FTSE NAREIT Equity REITs Index is an unmanaged index of all tax-qualified equity real estate investment trusts (REITs) (except Timber REITs or Infrastructure REITs) listed on the

New York Stock Exchange, American Stock Exchange and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2013 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Real Estate Securities Fund	(Unaudited)

Urdang Securities Management, Inc. (Urdang) is the sub-adviser for the Real Estate Securities Fund. Urdang is a wholly owned subsidiary of Urdang Capital Management, Inc. (Urdang Capital). Urdang Capital is wholly owned by The Bank of New York Mellon Corporation (BNY Mellon) and operates as part of BNY Mellon’s Asset Management Division. As a wholly owned subsidiary of Urdang Capital, Urdang is a second tier subsidiary of BNY Mellon. Urdang is a registered investment adviser that was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded real estate investment trusts (REITs).

The Real Estate Securities Fund is co-managed by Dean Frankel, CFA and Eric Rothman, CFA.

Dean Frankel is a senior portfolio manager at Urdang for Urdang’s Americas real estate securities group. Mr. Frankel joined Urdang in 1997 and has over 14 years of real estate investment experience. Mr. Frankel is responsible for management of Urdang’s proprietary research process including the firm’s relative value model. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while managing the daily operations of the Urdang’s Americas real estate securities group.

Eric Rothman is a portfolio manager at Urdang for Urdang’s Americas real estate group. As portfolio manager, Mr. Rothman is responsible for market research, sector allocations, and real estate securities analysis across the real estate securities investment universe. Mr. Rothman joined Urdang in 2006 and has over 16 years of real estate securities and real estate investment experience, including being a sell-side REIT analyst at Wachovia Securities from 2001 to 2006 and an analyst at AEW Capital Management, LP from 1997 to 2000.

Q.	How did the GE Investments Real Estate Securities Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2012?

A. For	the twelve-month period ended December 31, 2012, the GE Investments Real Estate Securities Fund returned 16.79%. The FTSE NAREIT Equity REITs Index, the Fund’s benchmark, returned 18.06% and the Fund’s Morningstar peer group of 43 U.S. Insurance Real Estate funds returned an average of 17.60% over the same period.
Q.	What market factors affected the Fund’s performance?

A. Along	with the broader equity markets, the U.S. real estate investment trust (REIT) market generally experienced positive total returns throughout the twelve-month period ended December 31, 2012. Along with the broader market, REITs reached a peak in mid-September; then concerns about the looming election and impending fiscal cliff caused the market to briefly sell-off before rebounding starting in mid-November. The track of REIT total return performance was similar to that of the broader market across the year. REITs began to outperform slightly in late April and maintained a margin of outperformance through year-end.

REITs slightly outperformed the S&P 500® Index (S&P 500 Index) and Russell 2000 Index during 2012 for a number of reasons. As high dividend paying stocks, REITs benefited from the search for yield. Most critically, real estate fundamentals strengthened throughout the year. Additionally, with almost no new construction of commercial real estate underway, investors expect sustained, significant further improvement in real estate operating fundamentals over the near-term. REITs also benefited by using their well-capitalized balance sheets to acquire good assets at favorable prices relative to their cost of capital.

Q.	What were the primary drivers of Fund performance?

A. On	a net-of-fees basis, the Fund underperformed its benchmark by 127 bps in 2012. Sector selection detracted 19 bps from relative performance for the year, while stock selection had no appreciable positive or negative effect. The combined effect of fees, cash, capital flows, intraday trading profits and other items not directly captured by our attribution measurement system combined to reduce relative performance by roughly another 108 bps (the Fund’s small cash holding accounted for 20 bps of this 108 bps detraction). Alpha generation from sector selection was hurt by an overweight to the residential sector and an underweight to the self storage and regional mall sectors. Throughout 2012, small- and mid-capitalization REITs meaningfully outperformed large-capitalization REITs, with small- and mid-cap names generating almost twice the annual total return of the large-cap stocks. During the full-year period this phenomena detracted from relative performance as the portfolio was positioned more heavily in larger, less volatile REITs.

2

Real Estate Securities Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period” to estimate the expenses paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2012 - December 31, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,019.20	4.97
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,020.21	4.98

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98% (for the period July 1, 2012 – December 31, 2012), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

3

Real Estate Securities Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum total return through current income and capital appreciation. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks, and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets. The Fund does not invest directly in real estate.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/12

	One Year	Five Year	Ten Year
Number of funds in peer group	43	41	36
Peer group average annual total return	17.60%	4.02%	11.20%
Morningstar category in peer group: U.S. Insurance Real Estate

Sector Allocation

as a % of Fair Value of $76,582 (in thousands) on December 31, 2012 (b)(c)

Top Ten Largest Holdings

as of December 31, 2012 (as a % of Fair Value) (b)(c)

Simon Property Group Inc.	7.52%
Prologis Inc.	5.45%
Equity Residential	5.22%
Public Storage	5.09%
Ventas Inc.	5.08%
Healthcare REIT Inc.	4.68%
HCP Inc.	4.30%
Boston Properties Inc.	4.22%
The Macerich Co.	4.09%
UDR Inc.	3.52%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

For the Periods Ended 12/31/2012

Class 1 Shares (Inception Date 05/01/95)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Real Estate Securities	16.79%	7.52%	12.71%	$33,078
FTSE NAREIT Equity REITs Index	18.06%	5.45%	11.63%	$30,049

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

4

Real Estate Securities Fund

Schedule of Investments	December 31, 2012

Real Estate Securities Fund

	Number of Shares	Fair Value
Common Stock (REITs) — 99.4%†

Diversified — 2.8%

Vornado Realty Trust	26,490	$2,121,319

Freestanding — 2.1%

National Retail Properties Inc.	52,480	1,637,376

Health Care — 15.1%

HCP Inc.	72,970	3,296,785
Healthcare REIT Inc.	58,530	3,587,304
Omega Healthcare Investors Inc.	33,250	793,013
Ventas Inc.	60,170	3,894,202
		11,571,304

Hotel — 6.2%

DiamondRock Hospitality Co.	48,180	433,620
Host Hotels & Resorts Inc.	122,320	1,916,754
LaSalle Hotel Properties	58,480	1,484,807
Pebblebrook Hotel Trust	7,710	178,101
RLJ Lodging Trust	28,050	543,329
Sunstone Hotel Investors Inc.	16,630	178,107	(a)
		4,734,718

Industrial — 6.2%

First Industrial Realty Trust Inc.	44,070	620,506	(a)
Prologis Inc.	114,480	4,177,375
		4,797,881

Man. Homes — 1.0%

Equity Lifestyle Properties Inc.	11,360	764,414

Multifamily — 18.5%

American Campus Communities Inc.	25,030	1,154,634
Apartment Investment & Management Co.	20,240	547,694
AvalonBay Communities Inc.	15,350	2,081,307
BRE Properties Inc.	20,190	1,026,258
Camden Property Trust	12,040	821,248
Equity Residential	70,480	3,994,102
Essex Property Trust Inc.	12,850	1,884,453
UDR Inc.	113,370	2,695,939
		14,205,635

Net Leased — 0.5%

Spirit Realty Capital Inc.	19,580	348,133

Office — 11.7%

Alexandria Real Estate Equities Inc.	6,720	465,830

	Number of Shares	Fair Value

Boston Properties Inc.	30,520	$3,229,321
CommonWealth	18,830	298,267
Highwoods Properties Inc.	19,420	649,599
Mack- Cali Realty Corp.	30,930	807,582
Parkway Properties Inc.	14,070	196,839
Piedmont Office Realty Trust Inc.	77,410	1,397,251
SL Green Realty Corp.	25,580	1,960,707
		9,005,396

Office/Industrial — 3.1%

Duke Realty Corp.	94,190	1,306,415
Liberty Property Trust	30,120	1,077,393
		2,383,808

Regional Malls — 14.8%

General Growth Properties Inc.	100,480	1,994,528
Simon Property Group Inc.	36,420	5,757,638
Taubman Centers Inc.	6,400	503,808
The Macerich Co.	53,690	3,130,127
		11,386,101

Self Storage — 5.5%

Extra Space Storage Inc.	8,470	308,223
Public Storage	26,870	3,895,075
		4,203,298

Shopping Centers — 9.1%

Acadia Realty Trust	18,090	453,697
DDR Corp.	93,300	1,461,078
Equity One Inc.	14,240	299,182
Excel Trust Inc.	14,500	183,715
Kimco Realty Corp.	136,260	2,632,543
Tanger Factory Outlet Centers	56,630	1,936,746
		6,966,961

Specialty — 2.8%

Digital Realty Trust Inc.	31,860	2,162,975

Total Common Stock (REIT) (Cost $64,770,860)		76,289,319
Short-Term Investments — 0.4%
GE Institutional Money Market Fund - Investment Class 0.06% (Cost $292,891)		292,891	(b,c)

Total Investments (Cost $65,063,751)		76,582,210

Other Assets and Liabilities, net — 0.2%		168,641

NET ASSETS — 100.0%		$76,750,851

See Notes to Schedule of Investments and Notes to Financial Statements.

5

Notes to Schedules of Investments	December 31, 2012

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks, and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	GE Asset Management (“GEAM”), the investment adviser of the Fund, also serves as investment adviser of the GE Institutional Money Market Fund.

†	Percentages are based on net assets as of December 31, 2012.

Abbreviations:

REIT	Real Estate Investment Trust

6

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	12/31/2012		12/31/11		12/31/10		12/31/09		12/31/08
Inception date	—				—		—		5/1/95
Net asset value, beginning of period	$11.58		$10.68		$8.41		$6.46		$10.87
Income/(loss) from investment operations:
Net investment income	0.29		0.21		0.19	*	1.03		1.11
Net realized and unrealized gains/(losses) on investments	1.65		0.84		2.24		1.29		(5.05)
Total income/(loss) from investment operations	1.94		1.05		2.43		2.32		(3.94)
Less distributions from:
Net investment income	0.25		0.15		0.16		0.22		0.28
Return of capital	—		—		—		0.15		0.19
Total distributions	0.25		0.15		0.16		0.37		0.47
Net asset value, end of period	$13.27		$11.58		$10.68		$8.41		$6.46
TOTAL RETURN(a)	16.79%		9.85%		28.94%		35.77%		(36.03)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$76,751		$75,012		$78,316		$70,574		$59,969
Ratios to average net assets:
Net investment income	2.13%		1.73%		1.97%		4.75%		4.67%
Net Expenses	0.98%	(b)	1.04%	(b)	0.92%	(b)	1.04%	(b)	0.95%	(b)
Gross Expenses	0.98%		1.04%		0.93%		1.04%		0.95%
Portfolio turnover rate	49%		69%		113%		105%		121%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s advisory and administrative fee in an amount equal to the advisory and administrative fee earned by GEAM with respect to the Fund’s investment in an affiliated money market fund managed by GEAM.
*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities December 31, 2012

ASSETS
Investments in securities, at Fair Value (cost $64,770,860)	$76,289,319
Short-term affiliated investments (at amortized cost)	292,891
Receivable for investments sold	1,089,949
Income receivables	263,412
Other assets	1,517
Total assets	77,937,088

LIABILITIES
Payable for investments purchased	705,790
Payable for Fund shares redeemed	373,958
Payable to GEAM	54,772
Accrued other expenses	51,717
Total liabilities	1,186,237
NET ASSETS	$76,750,851

NET ASSETS CONSIST OF:
Capital paid in	70,298,726
Undistributed net investment income	—
Accumulated net realized loss	(5,066,334)
Net unrealized appreciation on investments	11,518,459
NET ASSETS	$76,750,851
Shares outstanding ($0.01 par value; unlimited shares authorized)	5,784,634
Net asset value per share	$13.27

The accompanying Notes are an integral part of these financial statements.

8

Statement of Operations For the year ended December 31, 2012

INVESTMENT INCOME
Income
Dividend	$2,434,958
Interest	4,088
Interest from affiliated investments	660
Total income	2,439,706

Expenses
Advisory and administration fees	668,871
Distribution fees Class 4*	26
Directors’ fees	3,096
Custody and accounting expenses	26,485
Professional fees	19,998
Other expenses	49,617
Total expenses before waivers	768,093
Less: Fees waived by the adviser	(1,227)
Net expenses	766,866
Net investment income	1,672,840

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Realized gain (loss) on:
Investments	8,025,669

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	2,372,291
Net realized and unrealized gain on Investments	10,397,960
Net increase in net assets resulting from operations	$12,070,800

*	Share Class 4 was closed effective June 29, 2012

The accompanying Notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,672,840	$1,357,931
Net realized gain on investments	8,025,669	11,532,642
Net increase (decrease) in unrealized appreciation/depreciation on investments	2,372,291	(5,488,601)
Net increase from operations	12,070,800	7,401,972
Distributions to shareholders from:
Net investment income
Class 1	(1,450,497)	(970,363)
Class 4 *	—	(94)
Total distributions	(1,450,497)	(970,457)
Increase in assets from operations and distributions	10,620,303	6,431,515
Share transactions:
Proceeds from sale of shares
Class 1	6,493,828	6,122,446
Class 4 *	—	—
Value of distributions reinvested
Class 1	1,450,497	970,363
Class 4 *	—	94
Cost of shares redeemed
Class 1	(16,824,285)	(16,827,298)
Class 4 *	(12,374)	—
Net decrease from share transactions	(8,892,334)	(9,734,395)
Total increase (decrease) in net assets	1,727,969	(3,302,880)

NET ASSETS
Beginning of period	75,022,882	78,325,762
End of period	$76,750,851	$75,022,882
Undistributed (distributions in excess of) net investment income, end of period	$—	$151,766

CHANGES IN FUND SHARES

Class 1
Shares sold	499,016	544,476
Issued for distributions reinvested	109,720	84,306
Shares redeemed	(1,300,403)	(1,487,970)
Net decrease in fund shares	(691,667)	(859,188)

Class 4 *
Issued for distributions reinvested	—	8
Shares redeemed	(935)	—
Net increase (decrease) in fund shares	(935)	8

*	Share Class 4 was closed effective June 29, 2012

The accompanying Notes are an integral part of these financial statements.

10

Notes to Financial Statements	December 31, 2012

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, Income Fund and Real Estate Securities Fund (the “Fund”).

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were closed on June 29, 2012.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company.

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Real Estate Investment Trusts Dividend income, attributable to real estate investment trusts (“REITs”), is recorded based on management’s estimate of the income included in the distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of the investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end and may differ from the estimated amounts.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are charged to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund; however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange

11

Notes to Financial Statements	December 31, 2012

price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Company’s Board of Directors (the “Board”) that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid

12

over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2012:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities †
Common Stock	$76,289,319	$—	$—	$76,289,319
Short-Term Investments	292,891	—	—	292,891

Total Investments in Securities	$76,582,210	$—	$—	$76,582,210

†	See Schedule of Investments for Industry Classifications

There were no transfers between fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.10% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i)33.33% of the Fund’s assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2012.

5.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Board effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund.

The advisory and administrative fee is stated in the following schedule:

Average Daily Net Assets of Fund	Advisory and Administration Fees
First $100 million	0.85%
Next $100 million	0.80%
Over $200 million	0.75%

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s advisory and administrative fee in the amount equal to the advisory and administrative fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund, if any.

Distribution and Service (12b-1) Fees Prior to the closure of Class 4 shares on June 29, 2012, the Company had adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund could compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners

13

Notes to Financial Statements	December 31, 2012

Notes to Financial Statements	December 31, 2012

14

of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares was not to exceed 0.45% of the average daily net assets of the Fund attributable to such share class.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

6.	Sub-advisory Fees

Pursuant to an investment sub-advisory agreement with GEAM, Urdang Securities Management, Inc. (“Urdang”) is the Sub-Adviser to the Fund. Urdang is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Urdang monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2012 were as follows:

Non U.S. Government Securities
Purchases	Sales
$38,133,493	$45,251,698

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Funds’ net assets required under ASC 740. The Fund’s 2009, 2010, 2011, and 2012 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2012, information on the tax components of capital was as follows:

Cost of Investments For Tax Purposes	Gross Unrealized Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accumulated Capital Loss	Late-Year Losses
$ 66,110,874	$11,751,126	$(1,279,790)	$10,471,336	$—	$—	$(4,019,210)	$—

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

As of December 31, 2012, the Fund has capital loss carryovers as follows:

Amount
Short-Term	Long-Term	Expires
$4,019,210	$—	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.

Notes to Financial Statements	December 31, 2012

However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2012, the Fund utilized $7,597,142 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the year ended December 31, 2012.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2012	$1,450,497	$—	$1,450,497
2011	970,457	—	970,457

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (REITS), investments organized as partnerships for tax purposes, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2012 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Unrealized Gain	Paid in Capital
$(374,109)	$396,253	$—	$(22,144)

15

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Real Estate Securities Fund, a series of GE Investments funds, as of December 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Real Estate Securities Fund as of December 31, 2012, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 15, 2013

16

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreement with the Fund’s sub-adviser, Urdang Securities Management, Inc. (“Urdang”), at meetings held on December 14 and December 17, 2012.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and Urdang. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members noted that GEAM does not manage any other mutual funds or investment products that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory and sub-advisory agreements, the Board members reviewed the information provided with management of GEAM and with independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or Urdang were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from Urdang a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, Urdang. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management and Urdang, in their oral presentations and/or written materials, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM managers, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of Urdang at the meetings or during the past year. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and Urdang, taking into account their extensive past experiences with GEAM and their multi-year experience with Urdang. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Fund; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets

17

Advisory and Administrative Agreement Renewal	(Unaudited)

managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by Urdang, the Board members focused on Urdang’s favorable attributes relating to its investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, including research capabilities, and favorable history and reputation.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and Urdang continue to be satisfactory.

Investment Performance Of The Fund and the Sub-Adviser.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members engaged in detailed discussions with GEAM management and representatives of Urdang about each of their investment processes and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and the recent relative underperformance and strong longer-term performance. The Board members discussed the investment approach with respect to the Fund and the reasons for the Fund’s recent relative underperformance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationships With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to Urdang by GEAM, and the cost of the services provided by GEAM and Urdang to the Fund. The Board members reviewed the information they had requested from GEAM and Urdang concerning their profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members also considered information regarding the calculation methodology provided by Urdang in preparing its profitability data.

Information was presented regarding the financial condition of GEAM and Urdang for various past periods. The Board members noted the fact that GEAM, and not the Fund, pays the sub-advisory fees to Urdang. The Board members determined that GEAM and Urdang should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM had made significant investments in its business in the past, and that GEAM continues to make substantial investments in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and Urdang from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a slight decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditure of sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund. They recognized the economies of scale benefits that would be derived by the Fund as a result of the breakpoint fee structure in the event that average daily net assets exceed $100 million. The

18

Advisory and Administrative Agreement Renewal	(Unaudited)

Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM and Urdang, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges. The Board members also reviewed comparative mutual fund and/or other account fee information provided by Urdang. The Board, including the independent Board members, concluded that, based on this information, the advisory and sub-advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and Urdang may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory and sub-advisory agreements was in the best interests of the Fund and its shareholders.

19

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    63

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1988.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member of the Board of Governors for the Investment Company Institute since October 2006; Director of GE Asset Management (Ireland) Limited, since February 1999; GE Asset Management Funds Plc since 1998; GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998; Trustee of General Electric Pension Trust since 1988; and Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    51

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    25

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Director of GE Investment Distributors, Inc. since June 2011; and Trustee and Executive Vice President of GE Funds from July 2007 to February 2011.

20

Additional Information	(Unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 2 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 7 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

21

Additional Information	(Unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served     Until successor is elected and qualified – 9 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    66

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    Managing General Partner, NGN Capital LLC since 2006; Treasurer of NeuroScience Research Institute since 1986; and Vice President of Walden Capital Management from 1996 to 2008.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

22

Additional Information	(Unaudited)

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – 1 year.

Principal Occupation(s) During Past 5 years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    17

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

23

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Public Investments

Michael J. Cosgrove, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Executive Vice President – Strategy and Business Development Leader

Jessica Holscott, Executive Vice President, Chief Financial Officer

Ralph R. Layman, Executive Vice President and Chief Investment Officer Emeritus Public Equities

Maureen B. Mitchell, President of Global Sales and Marketing

Steven M. Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Donald W. Torey, President and Chief Investment Officer – Alternative Investments

David Wiederecht, President and Chief Investment Officer – Investment Solutions

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

24

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as Exhibit 1 to this Form N-CSR and is included in the following link:

http://files.gecompany.com/gecom/citizenship/pdfs/TheSpirit&TheLetter.pdf

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that John R. Costantino and Donna M. Rapaccioli (effective January 1, 2012) are designated as audit committee financial experts for the Funds; and further that it is the finding of the Board of Directors that Mr. Costantino and Ms. Rapaccioli, the audit committee financial experts, qualify as being ‘independent’ pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $214,000 in 2011 and $158,000 in 2012.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Investments Funds, Inc. (the “Funds”) Board of Directors is responsible, among other things, for the appointment, compensation and oversight of the work of the Funds’ independent accountants/auditors (the “Auditor”). As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1. Selection and Pre-Approval of Auditor and Approval of Fees.

(i) The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Funds’ investment adviser and the extent to which the Auditor provides non-audit services to the Funds’ investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below; (ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board (“ISB”), because, in the Auditor’s professional judgment, such relationships may reasonably be thought to bear on the Auditor’s independence with respect to the Fund; and (iii) monitoring the Auditor’s compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Funds’ audits and any partner responsible for the reviewing the Funds’ audits. The Audit Committee shall review the Auditor’s specific representations as to its independence.

(b) The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.

2. Meetings with the Auditor. The Audit Committee shall meet with the Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:

(a) to review the arrangements for and scope of the annual audit and any special audits;

(b) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used;

(c) to discuss any matters of concern relating to the Funds’ financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;

(d) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;

(e) to discuss the opinion the Auditor has rendered regarding the Funds’ financial statements;

(f) to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Funds’ investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Funds’ principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides “ongoing” services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a “Covered Affiliate” and collectively, “Covered Affiliates”);

(g) to review, in accordance with current standards of ISB, all relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor’s professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;

(h) to consider the Auditor’s comments with respect to the Funds’ financial policies, procedures and internal accounting controls and responses thereto by the Funds’ officers and Fund management, as well as other personnel;

(i) to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Funds’ officers and/or by officers or employees of the Fund management of such improprieties;

(j) to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Funds’ assets and their financial reporting;

(k) to report on the Funds’ qualification under Subchapter M of the Internal Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Funds’ tax returns; and

(l) to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

If the Auditor’s report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Funds’ fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.

3. Change in Accounting Principles. The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Funds’ officers.

4. Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5. Prohibited Activities of the Auditor. The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor. The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2011 or 2012 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2011 and $0 in 2012.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates those were not pre-approved.

ITEM 5.	Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The Registrants audit committee members are: R. Sheldon Johnson, John R. Costantino and Donna M. Rapaccioli (effective January 1, 2012).

ITEM 6.	Schedule of Investments.

Attached as part of ITEM 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

ITEM 10.	Submission of Matters to a Vote of Security Holders.

No material changes.

ITEM 11.	CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

(a) Attached hereto as exhibit 1 is the company’s Code of Ethics.

(b) Attached hereto as Exhibit 2 and Exhibit 3 are the Certifications of Michael J. Cosgrove and Arthur A. Jensen as principal executive officer and principal financial officer, respectively of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INVESTMENTS FUNDS, INC
By:	/s/ MICHAEL J. COSGROVE
Michael J. Cosgrove
Chairman, GE INVESTMENTS FUNDS, INC.

Date: February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ MICHAEL J. COSGROVE
Michael J. Cosgrove
Chairman, GE INVESTMENTS FUNDS, INC.

Date: February 25, 2013

By:	/s/ ARTHUR A. JENSEN
Arthur A. Jensen
TREASURER, GE INVESTMENTS FUNDS, INC.

Date: February 25, 2013

EXHIBIT INDEX

(a) Attached hereto as exhibit 1 is the company’s Code of Ethics.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.